UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4279

Securian Funds Trust
(Exact name of registrant as specified in charter)

400 Robert Street North St. Paul, Minnesota			55101-2098
(Address of principal executive offices)			(Zip code)

David M. Dimitri, Esq. 400 Robert Street North St. Paul, Minnesota 55101-2098
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(651) 665-3500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

ITEM 1.  REPORT TO STOCKHOLDERS.

Filed herewith.

SECURIAN FUNDS TRUST

Offered in Minnesota Life
Insurance Company and
Securian Life Insurance
Company variable products

Annual report

December 31, 2018

SFT Core Bond Fund (formerly SFT Advantus Bond Fund)

SFT Dynamic Managed Volatility Fund (formerly SFT Advantus Dynamic Managed Volatility Fund)

SFT Government Money Market Fund (formerly SFT Advantus Government Money Market Fund)

SFT Index 400 Mid-Cap Fund (formerly SFT Advantus Index 400 Mid-Cap Fund)

SFT Index 500 Fund (formerly SFT Advantus Index 500 Fund)

SFT International Bond Fund (formerly SFT Advantus International Bond Fund)

SFT IvySM Growth Fund

SFT IvySM Small Cap Growth Fund

SFT Managed Volatility Equity Fund (formerly SFT Advantus Managed Volatility Equity Fund)

SFT Real Estate Securities Fund (formerly SFT Advantus Real Estate Securities Fund)

SFT T.Rowe Price Value Fund

SFT Wellington Core Equity Fund

Securian Funds Trust

Supplement dated December 10, 2018 to the Securian Funds Trust Prospectus, Summary Prospectus, and Statement of Additional Information dated May 1, 2018.

This supplement should be read with the currently effective or last effective prospectus, summary prospectus, and statement of additional information, along with any other applicable supplements, for the above listed prospectus.

On November 29, 2018, a special meeting of the Securian Funds Trust ("SFT") was held to consider reorganization of the SFT Mortgage Securities Fund into the SFT Core Bond Fund. At the meeting, shareholders of the SFT Mortgage Securities Fund approved an Agreement and Plan of Reorganization ("Reorganization"), pursuant to which substantially all of the assets of the SFT Mortgage Securities Fund were transferred to the SFT Core Bond Fund in exchange for shares of the SFT Core Bond Fund, and in complete liquidation of the SFT Mortgage Securities Fund. The Reorganization closed November 30, 2018. All general and specific references to the SFT Mortgage Securities Fund are hereby removed from the prospectus, summary prospectus, and statement of additional information.

Please retain this supplement for future reference.

F92928 12-2018

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Letter from the President

Volatility returned to the market at the end of 2018 with concerns of slowing global growth, a partial government shut-down, and the Federal Reserve's monetary positioning all contributing to the market's jitters. On the positive side, there is plenty of good news as unemployment remains near record lows, inflation remains within the Fed's target range, and domestic growth remains solid.

We believe the economy, in spite of the obstacles it faces, will remain strong in 2019. The ingredients for a slowdown exist, but in our view the conditions do not bode for a recession. Employment is solid and consumer spending remains too strong for the economy to contract meaningfully. While we believe growth will remain strong, there are many potential pitfalls ahead, so don't be surprised as we may be in for a bumpy ride.

The Federal Reserve's approach to raising rates looks like it may be shifting as we move into the new year. In December, the Fed appeared to adopt a more dovish view, with Chairman Jerome Powell announcing rates were close to neutral, neither stimulating nor slowing the economy. At its December meeting, the Fed projected two increases in 2019 (down from the four it made in 2018). The markets appear to agree with this stance as very limited rate hikes are now priced in.

The SFT Mortgage Securities Fund merged into the SFT Core Bond Fund at the end of November this past year. As the market has moved away from specialized strategies, merging into the SFT Core Bond Fund provides greater diversification by investing in a wider range of market sectors. In addition, the long-term experience has been strong in the SFT Core Bond Fund.

As we balance the currently favorable economic forces against the risk of a greater slowdown, we remain optimistic but cautious. Even with recent turmoil, we believe the underlying economic fundamentals will remain in place. As always, we believe the best tactic is to position for the long-term and use investment diversification to reduce risk.

Sincerely,

David Kuplic
President, Securian Funds Trust

Performance Update

Thomas Houghton, CFA,
Daniel Henken, CFA and Lena Harhaj, CFA Portfolio Managers

The SFT Core Bond Fund seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The SFT Core Bond Fund invests in long-term, fixed income, high quality debt instruments. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the SFT Core Bond Fund may fluctuate in response to changes in interest rates and is not guaranteed.

SFT Core Bond Fund (formerly SFT Advantus Bond Fund)

How did the Portfolio perform during the period?

The Fund's Class 2 shares generated a total net return of -0.84 percent over the 12 months ending December 31, 2018, underperforming the Bloomberg Barclays U.S. Aggregate Index, which returned 0.01 percent over the same period.

What influenced the Fund's return during the past 12 months?

Despite strong domestic growth, cracks in global economic momentum and tighter financial conditions spooked the markets, sparking a flight to quality as 2018 ended. The S&P 500 gave back the strong performance it had built through September, declining almost 14 percent in the fourth quarter to finish the year with a loss of 4.4 percent. This was the major index's first down year since 2008. In addition, credit markets had a challenging fourth quarter and difficult 2018. High yield bonds produced a negative total return of over 4.5 percent during the quarter, finishing the year down 2 percent. Investment grade corporate bonds were down 2.5 percent for the year and had a negative excess return relative to Treasuries of over 3 percent.

The U.S. Federal Reserve (Fed) increased its Fed funds rate four times in 2018. This drove short-term yields higher; however, longer term yields compressed in the face of mounting uncertainty surrounding the stability of economic growth. The difference in yields between the two and ten-year U.S. Treasury ended the year at 19 basis points, down from 52 basis points at the beginning of 2018.

Our decision to overweight spread sectors relative to the index was the primary detractor from performance during the year. To a lesser extent, our security selection within those sectors was a drag on performance. Our decision to maintain a slightly shorter duration relative to the index throughout the year bolstered our performance.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Global trade disputes and political uncertainty weighed on investors' minds and added to overall volatility. These additional factors led many investors to be wary of risk assets, particularly as 2018 ended.

What strategies and techniques did you employ that specifically affected Fund performance?

During the year, we reduced the Fund's corporate bond exposure, both from a market weight perspective and from a contribution to duration perspective. The reduction in corporate exposure came primarily from the insurance, energy and utilities sectors. While we continue to favor the relative value of these sectors, the rising market volatility necessitates a more cautious approach to positioning in the near term. We increased the Fund's exposure to asset-backed securities (ABS) and collateralized mortgage obligations (CMOs) during the year. The Fund is overweight corporate and structured bonds relative to its benchmark, but we remain relatively cautious even in the face of much more attractive valuations.

What will affect the Fund going forward?

The interest rate yield curve reflects rising concern over future economic growth, with the gap between long- and short-term interest rates flattening. Many analysts view an inverted yield curve, in which long-term rates fall below short-term rates, as a predictor of a future recession. For now, the 10-year yield remains higher than the three-month.

In December, the Fed had projected two increases in 2019 (down from the four it made in 2018). But futures markets now think the Fed may not raise rates at all in 2019, and are putting the chance of a rate cut at 50/50. Uncertainty over the economy's direction means the Fed will depend heavily on economic data in future decisions.

The markets are clearly rattled as we enter 2019. Higher volatility is intensifying the tightening of financial conditions and risks to growth are to the downside. Lower market liquidity and global growth slowing faster than expected is amplifying the deceleration already in place. Concerns of recession and the continued worries about trade and tighter credit could prompt companies and consumers to pull back, creating the downturn they fear.

In spite of the obstacles it faces, we believe the economy will continue to expand through 2019. The ingredients for a slowdown exist, but we don't think the conditions for a recession are in place. Employment is too robust and consumer spending too strong for the economy to contract in the next several quarters.

Ten Largest Holdings^

Security description	Market value	% of total net assets
U.S. Treasury Bond 3.000%, 08/15/48	$19,601,910	4.5%
Federal National Mortgage Association 3.500%, 01/14/49	11,672,948	2.7%
Federal National Mortgage Association 4.000%, 01/14/49	8,914,434	2.0%
U.S. Treasury Note 2.875%, 11/30/23	8,154,636	1.9%
U.S. Treasury Bond 5.375%, 02/15/31	6,498,448	1.5%
Federal National Mortgage Association 3.000%, 01/17/34	6,064,919	1.4%
U.S. Treasury Note 3.125%, 11/15/28	6,047,259	1.4%
UBS Commercial Mortgage Trust 3.724%, 06/15/50	5,359,684	1.2%
Federal National Mortgage Association 3.000%, 01/14/49	4,454,398	1.0%
Invitation Homes 2018-SFR4 Trust, 3.855%, 01/17/38 (1-Month USD LIBOR + 1.40%)	4,260,109	1.0%
	$81,028,745	18.6%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of investments)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Core Bond Fund,
Bloomberg Barclay's U.S. Aggregate Bond Index and Consumer Price Index

On the chart above you can see how the SFT Core Bond Fund's Class 2 shares total return compared to the Bloomberg Barclays U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2008 through December 31, 2018, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

Performance Update

Craig M. Stapleton, CFA, FRM, Jeremy Gogos, Ph.D., CFA and Merlin Erickson Portfolio Managers

The SFT Dynamic Managed Volatility Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500® Index and 40 percent Bloomberg Barclays U.S. Aggregate Bond Index (collectively, the Blended Benchmark Index).

The SFT Dynamic Managed Volatility Fund invests primarily in Class 1 shares of SFT Index 500 Fund (formerly SFT Advantus Index 500 Fund), an affiliated fund of the Securian Funds Trust, for equity exposure, in a basket of fixed income securities for fixed income exposure and certain derivative instruments. The Fund is subject to risks associated with such investments as described in detail in the prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

SFT Dynamic Managed Volatility Fund (formerly SFT Advantus Dynamic Managed Volatility Fund)

How did the Fund perform during the period?

The Fund generated a total net return of -2.90 percent, with a volatility of 8.96 percent, over the 12 months ending December 31, 2018. The blended benchmark index, which is comprised of the S&P 500® Index, weighted 60 percent, and the Bloomberg Barclays U.S. Aggregate Index, weighted 40 percent, returned -2.35 percent with a volatility of 10.06 percent, over the same period.

What influenced the Fund's return during the past 12 months?

This year saw a return of volatility to the equity market. The S&P 500® realized volatility in 2018 was 17.05 percent, as compared to 6.69 percent in 2017. The year was punctuated by two periods of elevated volatility: the first was the short-vol strategy implosion in early February, and the second was the more fundamentally-driven selloff in Q4. During the first period, the S&P 500® returned -10.10 percent peak-to-trough and, in gross terms, the Fund returned -7.33 percent. During the latter, the S&P peak-to-trough return was -19.37 percent, just shy of a classic bear market. The Fund gross performance during this period was -10.66 percent. All told, the S&P returned -4.39 percent for the year.

Through this turbulence, the overlay varied from increasing equity exposure by approximately 21 percent, to decreasing equity exposure by approximately 31 percent. Over the course of the year, the overlay produced approximately 1.96 percent of portfolio return. The 0.55 bps of underperformance relative to the benchmark is largely attributable to the fixed income portion of the Fund, which underperformed the fixed income portion of the benchmark by 2.83 percent.

What other market conditions or events influenced the Fund's return during the past 12 months?

This year saw an inflection point in the massive monetary policy experiment the Federal Reserve, European Central Bank (ECB), and Bank of Japan (BOJ) have been carrying out. 2018 was the first year since the Great Financial Crisis where all three major central banks were simultaneously moving toward tighter monetary policy. The Fed hiked its benchmark rate four times and continued running down its balance sheet, the ECB ended its asset purchase program (i.e. quantitative easing) in December, and the BOJ began tapering its asset purchase program.

Beyond central bank action, Republican tax reform, passed in late 2017, was broadly supportive of equity prices through most of 2018. The Republicans lost the House of Representatives in the midterm election, and so policy progress for the remainder of Trump's term is quite uncertain. As one example, the federal government entered a shutdown on December 22, primarily due to gridlock around border security funding. As previously discussed, the equity market seemed unbothered by this fact, as the S&P 500® rallied 6.67 percent in the last four days of 2018. Should the shutdown become a protracted debate, we anticipate that it will negatively affect equity markets.

One other market condition to note is the extremely strange interest rate environment that prevailed at the end of the year. As mentioned, the Fed hiked rates four times, leaving its target policy rate at 2.25 to 2.50 percent. The bond market absolutely did not respond in kind; longer-term rates rose only modestly, suggesting that bond investors are much less confident that economic growth and inflation will continue. The 1 year-10 year Treasury spread closed out the year at 0.09 percent. For context, this spread was

3.03 percent at the end of 2010. Further, the middle of the Treasury curve closed out the year inverted. For example, the 5 year yield was approximately 0.10 percent below the 1 year yield.

What strategies and techniques did you employ that specifically affected Fund performance?

Throughout the year, the Fund tactically purchased long positions in call options on the Chicago Board Options Exchange (CBOE) Volatility Index (VIX) futures, long S&P 500® calls, long S&P 500® call spreads, long S&P 500® puts, and long S&P 500® put spreads, all as additional hedges for managing the risk and performance of the Fund.

The Fund's equity exposure is pure S&P 500®. On the fixed income side, the Fund was overweight Financials and Industrials.

What will affect the Fund going forward?

As mentioned, 2018 marked an inflection point in global central bank policy, and this has been a theme we have alluded to several times before. The era of easy institutional money is coming to a close, and long Treasury and swap yields suggest that fixed income investors are projecting this policy change to be detrimental to future growth. Again, over 2018, the Fed hiked the short end of the curve by a full percent; the 10 year and 30 year Treasury rates ended the year only 0.29 and 0.27 percent higher.

Globally, GDP growth indicators have been coming down. Eurozone GDP growth fell for the first three quarters of 2018, and the Q4 projection is again lower. More importantly, China's GDP also fell in Q2, Q3, and Q4 of 2018, and its 2019 projection is lower than 2018. Further, the IMF recently released updated 2019 GDP forecasts, and it forecasts that all major economies will see lower GDP growth in 2019 than 2018. We view this potential economic slowdown, combined with the fact that the global debt to GDP ratio is still near record levels, as particularly troubling. In the most simplistic model, a stock's price is the present value of its future dividends. For that stock price to increase, its dividends must grow, or the company's cost of capital must decrease. With corporate debt loads at the levels they currently reside at, slowing GDP, and the big three central banks attempting to tighten monetary policy, we are hard-pressed to imagine how either of those options can materialize in the near term.

A final point to reiterate is that, with a split Congress, further business-friendly policy progress at the Federal level seems unlikely over the next two years. Given where in the business cycle we currently are, this probable political gridlock takes another rationalization for equity price appreciation off the table.

Thus, over 2019, we expect continued elevated equity volatility, and muted equity returns. In a tactical sense, we will continue to use our volatility metrics to inform the equity allocations of the Funds. We will aim to re-risk from our current equity underweight if we believe volatility will decrease, to tactically carry equity upside hedges to mitigate underperformance risk in the event of a sharp market rally, and to de-risk further if volatility escalates from here.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Securian Asset Management, Inc. (Securian AM) (formerly Advantus Capital Management Inc.) and the Securian Funds Trust, on behalf of the SFT Dynamic Managed Volatility Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2020. The Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days' notice prior to the end of a contract

Ten Largest Holdings^

Security description	Market value	% of total net assets
U.S. Treasury Note, 2.625%, 12/15/21	$15,067,383	3.6%
SPDR S&P 500 ETF Trust	9,039,606	2.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	5,020,490	1.2%
Vanguard S&P 500 ETF	4,636,417	1.2%
Regions Financial Corp., 3.800%, 08/14/23	2,003,575	0.5%
Avnet, Inc., 3.750%, 12/01/21	1,508,732	0.4%
Capital One Financial Corp. 4.250%, 04/30/25	1,488,883	0.4%
United Technologies Corp. 4.125%, 11/16/28	1,486,052	0.4%
Southern Natural Gas Co. LLC, 4.800%, 03/15/47	1,426,390	0.3%
Mead Johnson Nutrition Co., 5.900%, 11/01/39	1,225,815	0.3%
	$42,903,343	10.5%

^Does not include short-term investments of investments in Class 1 shares of the SFT Index 500 Fund, an affiliated Fund in Securian Funds Trust, which provides the Managed Volatility Fund with its primary equity exposure.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of investments)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Dynamic Managed Volatility Fund,
the Blended Benchmark Index and Consumer Price Index

On the chart above you can see how the SFT Dynamic Managed Volatility Fund's shares total return compared to its Blended Benchmark, comprised of 60 percent of the S&P 500® Index and 40 percent of the Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2013 through December 31, 2018, assuming reinvestment of distributions, if any.

term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. As of December 31, 2018, Securian AM has waived $2,627,607 pursuant to the agreement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500® Index and 40 percent of the Bloomberg Barclays U.S. Aggregate Bond Index.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged benchmark composite representing the average market-weighted performance of U.S. Treasury and agency securities, investment grade corporate bonds and mortgage-backed securities with maturities greater than one year.

Performance Update

Thomas Houghton, CFA and Lena Harhaj, CFA Portfolio Managers

The SFT Government Money Market Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

It invests at least 99.5 percent of its total assets in cash, government securities, and /or repurchase agreements that are collateralized fully.

Investment in the SFT Government Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

SFT Government Money Market Fund (formerly SFT Advantus Government Money Market Fund)

How did the Portfolio perform during the period?

The Fund's Class 2 shares generated a total net return of 1.18 percent over the 12 months ending December 31, 2018, while the three-month U.S. Treasury bill returned 1.89 percent over the same period.

What market conditions or events influenced the Fund's performance during the past 12 months?

The U.S. Federal Reserve (Fed) increased its Fed funds rate four times in 2018. Yield premiums on agency discount notes to the three-month U.S. Treasury bill remain compressed. However, investors can still earn a modest premium for discount notes that mature within three months. During the year, the Fund continued to invest in U.S. Treasury floating rate notes to take advantage of rising rates.

What strategies and techniques did you employ that specifically affected Fund performance?

The Fund's performance this year was driven by the excess spread of agency discount notes over U.S. Treasury bills and by the use of U.S. Treasury floating rate notes, whose yields rose along with short-term interest rates.

What will affect the Fund going forward?

The interest rate yield curve reflects rising concern over future economic growth, with the gap between long- and short-term interest rates flattening. Many analysts view an inverted yield curve, in which long-term rates fall below short-term rates, as a predictor of a future recession. For now, the 10-year yield remains higher than the three-month.

In December, the Fed had projected two increases in 2019 (down from the four it made in 2018). But futures markets now think the Fed may not raise rates at all in 2019, and are putting the chance of a rate cut at 50/50. Uncertainty over the economy's direction means the Fed will depend heavily on economic data in future decisions.

In spite of the obstacles it faces, we believe the economy will continue to expand through 2019. The ingredients for a slowdown exist, but we don't think the conditions for a recession are in place. Employment is too robust and consumer spending too strong for the economy to contract in the next several quarters.

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher.The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the SFT Government Money Market Fund is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Bloomberg Barclays U.S.Treasury Bill 1-3 Month Index is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupons.

Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian FundsTrust (on behalf of SFT Government Money Market Fund), Securian Asset Management, Inc. (Securian AM) (formerly Advantus Capital Management, Inc.) and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust's predecessor, effective October 29, 2009. Under such Agreement, Securian AM agrees to waive, reimburse or pay SFT Government Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. As of December 31, 2018, Securian AM and Securian Financial have collectively waived $4,631,950 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $533,550 was eligible for recovery as of such date. If Securian AM and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period.The Agreement is effective through April 30, 2020, and shall continue in effect thereafter, provided such continuance is specifically approved by Securian AM, Securian Financial, and a majority of theTrust's independent Trustees.

Effective November 1, 2017, Securian AM and Securian Funds Trust, on behalf of the SFT Government Money Market Fund, entered into an Expense Limitation Agreement which limits the operating expenses of the Fund, excluding certain expenses, (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Funds' business), to 0.70% of the Fund's Average daily net assets through April 30, 2020.

The Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days' notice prior to the end of the contract term.The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause any Fund to exceed any limits in effect at the time of such reimbursement.

The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Funds' shareholder reports and in Other Expenses under Fees and Expenses of the Fund in the prospectus.

As of December 31, 2018, Securian AM has waived $167,340 pursuant to the agreement, all of which was eligible for recovery as of such date. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses to the Fund.

Performance Update

James Seifert Portfolio Manager

The SFT Index 400 Mid-Cap Fund seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's MidCap 400 Index (S&P 400). It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an overall investment strategy. The risks incurred by investing in the SFT Index 400® Mid-Cap Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 400®, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

SFT Index 400 Mid-Cap Fund (formerly SFT Advantus Index 400 Mid-Cap Fund)

How did the Portfolio perform during the period?

The Fund's Class 2 shares generated a total net return of -11.58 percent over the 12 months ending December 31, 2018, underperforming the S&P MidCap 400® Index, which returned -11.08 percent over the same period.

What influenced the Fund's return during the past 12 months?

The SFT Index 400 Mid-Cap Portfolio is passively managed. The portfolio is fully invested and holds all names at published free float adjusted index weights. The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400® Index.

Eight of the nine sectors posted negative annual returns. The utility sector led all sectors with a 12-month return of 6.04 percent. Energy names led the sectors that detracted from performance with a return of -30.38 percent. In terms of size, decile one, (decile segments consist of 40 names) consisting of the largest names and representing 20.4 percent of the weight in the index, ended the period with a return of -3.71 percent. Although a negative return, decile one provided diversification as there was few places to hide in terms of market capitalization allocation. All of the other decile groups ended with negative returns, seven of which ended the year with negative double digit returns.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The robust U.S. economy showed signs of fatigue in the fourth quarter. A slowdown in the housing market, lower oil prices, and a drop in commercial construction combined to dampen growth. The boost tax reform provided earlier in the year began to fade. Negative news overseas and the prospect of slower growth at home also sparked volatility.

However, there is still plenty of good news about the U.S. economy. Unemployment remains at record lows. The Labor Department reported that, as of the end of October, the number of unfilled jobs increased by more than 1 million over the previous year, bringing the number of job openings to more than 7 million. The November unemployment rate remained at 3.7 percent, a 49-year low.

Good news about inflation also was reported in the fourth quarter, as price increases stayed within the Federal Reserve's target range. Earlier fears about an inflation spike proved to be groundless.

What will affect the Fund going forward?

We believe the economy, in spite of the obstacles it faces, will remain strong. The ingredients for a slowdown exist, but we don't think the conditions for a recession are in place. Employment is too robust and consumer spending too strong for the economy to contract. Employment would have to experience a sharp drop off before a recession could set in.

We believe the economy will enter 2019 with enough questions marks and potential potholes to make the year ahead anything but smooth. The economy will continue to make progress, but the road ahead will likely be quite bumpy.

Ten Largest Holdings^

Security description	Market value	% of total net assets
Teleflex, Inc.	$1,463,255	0.8%
Atmos Energy Corp.	1,323,393	0.7%
Domino's Pizza, Inc.	1,271,693	0.7%
IDEX Corp.	1,185,581	0.7%
Alleghany Corp.	1,130,702	0.6%
UGI Corp.	1,130,433	0.6%
STERIS PLC	1,106,218	0.6%
PTC, Inc.	1,084,830	0.6%
Reinsurance Group of America, Inc.	1,075,143	0.6%
NVR, Inc.	1,052,780	0.6%
	$11,824,028	6.5%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Index 400 Mid-Cap Fund,
S&P MidCap 400® Index and Consumer Price Index

On the chart above you can see how the SFT Index 400 Mid-Cap Fund's Class 2 shares total return compared to the S&P MidCap 400® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2008 through December 31, 2018, assuming reinvestment of distributions, if any.

"Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the S&P Global, Inc. and have been licensed for use by the Securian Funds Trust—SFT Index 400 Mid-Cap Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

S&P MidCap 400® Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $3.5 billion), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

Performance Update

James Seifert Portfolio Manager

The SFT Index 500 Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500®). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the SFT Index 500 Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 500®, and the risk of declines in the equity markets generally.

SFT Index 500 Fund (formerly SFT Advantus Index 500 Fund)

How did the Portfolio perform during the period?

The Fund's Class 2 shares generated a total net return of -4.80 percent over the 12 months ending December 31, 2018, underperforming the S&P 500® Index, which returned -4.38 percent over the same period.

What influenced the Fund's return during the past 12 months?

The SFT Index 500 Portfolio is passively managed. The portfolio is fully invested and holds all names at published float adjusted index weights. The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500® Index.

Eight of the nine sectors posted negative annual returns. The technology sector led all sectors with a 12 month return of 0.57 percent. Capital goods names led the sectors that detracted from performance with a return of -21.3 percent. In terms of size, decile one, (decile segments consist of 50 names) consisting of the mega-cap names and representing 49.3 percent of the weight in the index, ended the period with a return of -1.9 percent. Although a negative return, the mega cap names significantly helped the index from sliding into negative double digit returns. All other decile groups ended with negative returns.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The robust U.S. economy showed signs of fatigue in the fourth quarter. A slowdown in the housing market, lower oil prices, and a drop in commercial construction combined to dampen growth. The boost tax reform provided earlier in the year began to fade. Negative news overseas and the prospect of slower growth at home also sparked volatility.

However, there is still plenty of good news about the U.S. economy. Unemployment remains at record lows. The Labor Department reported that, as of the end of October, the number of unfilled jobs increased by more than 1 million over the previous year, bringing the number of job openings to more than 7 million. The November unemployment rate remained at 3.7 percent, a 49-year low.

Good news about inflation also was reported in the fourth quarter, as price increases stayed within in the Federal Reserve's target range. Earlier fears about an inflation spike proved to be groundless.

What will affect the Fund going forward?

We believe the economy, in spite of the obstacles it faces, will remain strong. The ingredients for a slowdown exist, but we don't think the conditions for a recession are in place. Employment is too robust and consumer spending too strong for the economy to contract. Employment would have to experience a sharp drop off before a recession could set in.

We believe the economy will enter 2019 with enough question marks and potential potholes to make the year ahead anything but smooth. The economy will continue to make progress, but the road ahead will likely be quite bumpy.

Ten Largest Holdings^

Security description	Market value	% of total net assets
Microsoft Corp.	$29,095,133	3.7%
Apple, Inc.	26,355,672	3.4%
Amazon.com, Inc.	22,888,521	2.9%
Berkshire Hathaway, Inc.—Class B	14,721,786	1.9%
Johnson & Johnson	12,827,699	1.6%
JPMorgan Chase & Co.	12,031,470	1.5%
Alphabet, Inc.—Class C	11,803,882	1.5%
Facebook, Inc.—Class A	11,672,516	1.5%
Alphabet, Inc.—Class A	11,601,146	1.5%
Exxon Mobil Corp.	10,700,102	1.4%
	$163,697,927	20.9%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Index 500 Fund,
S&P 500® Index and Consumer Price Index

On the chart above you can see how the SFT Index 500 Fund's Class 2 shares total return compared to the S&P 500® Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2008 through December 31, 2018, assuming reinvestment of distributions, if any.

"Standard & Poor's®", "S&P®", "Standard & Poor's 500" and "S&P 500" are trademarks of the S&P Global, Inc. and have been licensed for use by Securian Funds Trust—SFT Index 500 Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Performance Update

Michael Hasenstab, Ph.D. and Christine Zhu Portfolio Managers Franklin Advisers, Inc.

The SFT International Bond Fund seeks to maximize current income consistent with protection of principal. The Fund pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Securian Asset Management, Inc. (Securian AM) (formerly Advantus Capital Management, Inc.) acts as the investment adviser for the Fund, Franklin Advisers, Inc. provides investment advice to the SFT International Bond Fund under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

SFT International Bond Fund (formerly SFT Advantus International Bond Fund)

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 1.21 percent for the year ended December 31, 2018, outperforming the FTSE World Government Bond Index, which returned -0.84 percent over the same period.

What influenced the Fund's return during the past 12 months?

In calendar year 2018, the fund's relative outperformance of its benchmark was primarily attributable to currency positions. Interest-rate strategies detracted from relative results, while sovereign credit exposures had a largely neutral effect. Among currencies, the fund's underweighted positions in the euro and the Australian dollar contributed to relative performance, while its underweighted position in the Japanese yen detracted. Overweighted currency positions in Latin America and Asia ex Japan detracted from relative results (the Argentine peso, Brazilian real and Indian rupee detracted, while the Mexican peso contributed). The fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Overweighted duration exposures in Argentina and Indonesia detracted from relative performance, as did select underweighted duration exposures in Europe.

What other market conditions or events influenced the fund's performance during the past 12 months?

Bouts of volatility intermittently pressured global financial markets during 2018. They included broad-based risk aversion across emerging markets in August and part of September. Volatility also escalated toward the end of the year, as global growth uncertainties and trade concerns led to rallies in perceived safe haven assets. In the U.S., concerns over continued monetary tightening appeared to weigh on investor sentiment, leading to sharp declines in equities and rallies in U.S. Treasuries (USTs) as the reporting period drew to a close. For the year as a whole, however, the yield on the 10-year UST note rose 28 basis points (bps) to end 2018 at 2.69 percent.

The U.S. Federal Reserve (Fed) raised the federal funds target rate four times in 2018 to end the year at a range of 2.25 percent to 2.50 percent. The Fed also modestly lowered its forecast for U.S. economic growth for 2019 and reduced its projected rate hikes for 2019 from three to two. The Fed's dot plot for the median expected target rate at the end of 2019 dropped from 3.125 percent to 2.875 percent.

Fed Chairman Jerome Powell indicated that the Fed would monitor financial and economic conditions, and form policy decisions on a data-dependent basis, rather than a pre-set path. Nonetheless, markets appeared to interpret the policy statements as potentially constraining to the U.S. economy, which fueled additional downturns in equity markets and rallies in USTs during December. We believe the market reactions were overdone—our base case is for ongoing strength in the U.S. labor markets, ongoing expansion of the U.S. economy, rising inflation pressures and a low probability for a recession in 2019.

On the global front, we continue to expect global growth to remain largely on trend, with some moderation from current levels in the upcoming year. However, ongoing trade disputes between the U.S. and China remain a risk. We expect both the U.S. and Chinese economies to expand in 2019, but our greater concern is for the impact on the global economy. At this stage, first-order impacts from U.S. tariffs have been relatively small, with second-order impacts extending to other areas of the global economy.

Overall, we expect global trade levels to moderate in 2019—the extent of moderation could be impacted by trade policy adjustments, in our view.

Trade negotiations between the U.S. and China remain in a 90-day reprieve through the end of February. Without an agreement on specific terms, the U.S. has indicated it intends to raise tariffs to 25 percent from the current 10 percent level. Uncertainty over the outcome of trade policy has had material impacts on markets and industry. Export orders were accelerated in earlier quarters to get ahead of the expected 25 percent tariffs (previously scheduled for January 1)—those figures are likely to decline in the first half of 2019 as the demand levels revert to normal. If higher tariffs are in fact imposed, export demand could weaken further.

What strategies and techniques did you employ that specifically affected the Fund's performance?

On the whole, we maintained low overall portfolio duration, while actively positioning for rising UST yields. We also continued to maintain negative duration exposure to USTs. Outside of the developed markets, we held select duration exposures in specific countries that we believe have attractive risk/return profiles, relatively higher yields and favorable macro conditions for yields to remain relatively stable or shift lower. We held currency positions in a number of countries that we believe have strong growth fundamentals and compelling interest-rate differentials. Select countries with stronger fundamentals and higher interest rates should be better positioned to absorb rising rates in the U.S. Strength in the U.S. economy and rising UST yields should increasingly magnify the fundamental differences between healthy and vulnerable economies around the world, in our assessment, leading to respective appreciations and depreciations against the U.S. dollar. We continued to selectively invest in sovereign credit opportunities in emerging markets, with a particular focus on credit exposures in economies with strong growth indicators.

We also remained positioned in a number of emerging markets, with notable local-currency duration exposures in Brazil, Argentina, Colombia, and Indonesia, and notable currency exposure to the Mexican peso. Earlier this year (first quarter), we exited our local-currency positions in South Africa. We moderately increased our local-currency positions in Argentina in early May. From an overall strategy standpoint, we continued to hold net-negative positions in the euro and Japanese yen as macro hedges against a broadly strengthening U.S. dollar and as directional views on the currencies. We expect the euro and yen to weaken on widening rate differentials with the U.S. as the Fed tightens policy while the European Central Bank (ECB) and Bank of Japan continue with monetary accommodation. The short euro position is also a hedge against euroskeptic political risks and unresolved structural risks in Europe, such as debt sustainability concerns in Italy. We also continued to hold net-negative positioning in the Australian dollar based on the Reserve Bank of Australia's continued rate accommodation, and as a partial hedge against potential economic risks in China, as well as broad-based beta risk across emerging markets. In credit markets, we continued to see areas of value in some specific sovereign credits. We remained positioned for rising yields by maintaining low overall portfolio duration and holding negative duration exposure to USTs through interest-rate swaps.

What will affect the Fund going forward?

Overall, our investment convictions remain largely unchanged. Many of the countries that we believed were undervalued earlier this year became even more undervalued during the "risk-off" cycles in August and September. Longer term we continue to have a positive outlook on a number of local-currency markets that we believe are fundamentally stronger than markets have been indicating.

Brazilian sovereign bond valuations have continued to strengthen, after enduring heightened volatility in August and September. Jair Bolsonaro's victory in the presidential election represents a clear move away from the former Workers Party (PT) governments of the prior decade. He was sworn in as president on January 1. Needed reforms are likely to continue to be pursued under the Bolsonaro government, in our view. Risk-adjusted yields in local-currency bonds remain highly compelling to us, with the 10-year Brazilian bond yielding around 9.2 percent (as of December 31, 2018). Brazil continues to trend toward fundamental improvement, in our view, as its institutions continue to uphold their responsibilities despite periods of political disruption. Brazil has an orthodox, independent central bank and a finance ministry that appears committed to moving the country forward with appropriate policy measures. On the whole, the political will to move Brazil beyond its failed policies of the past remains strong. The structural reforms underway represent massive structural shifts that should unlock the domestic drivers of the economy—the longer-term economic picture continues to show tremendous potential, in our assessment.

U.S. protectionist policies and tariffs on China have the potential to impact growth and raise costs for consumers, adding to existing inflation pressures in the U.S. At this stage, the risks of full-scale retaliatory trade wars appear relatively contained, but an escalating trade conflict that damages global growth remains a risk. On the whole, we don't see trade coming to a standstill or the global economy toppling into a recession—we continue to have a positive outlook for U.S. growth and the global economy for 2019.

Overall, we continue to see a subset of countries with domestically strong economies that have demonstrated their resilience to global shocks, including potential increases in trade costs. We are focused on specific emerging markets that are less externally vulnerable and more domestically driven, and that have responsible, credible central banks that consistently respond with appropriate monetary policies. Certainly, 20 years ago it may have been difficult for many of these countries to weather a protectionist trade shock, a commodity price shock and an exchange rate shock all at the same time, but today several countries have greatly reduced those external vulnerabilities. We see additional scope for strengthening in specific emerging markets in the upcoming year given how far valuations declined in prior years.

In the major developed economies, we anticipate continued monetary accommodation and low rates in Japan and the eurozone while rates rise in the U.S.—those increasing rate differentials should depreciate the yen and euro against the U.S. dollar, in our view. Eurozone growth has moderated from its peak 2017 levels while inflation remains subdued, allowing the ECB to remain accommodative for longer. We continue to have a negative view on the euro not only because of ongoing monetary accommodation, but also because of unresolved structural issues and ongoing populist risks.

Overall, we continue to maintain low portfolio duration while aiming at a negative correlation with UST returns. We also continue to hold select local-currency duration exposures in countries that we believe have healthy fundamentals and significantly higher yields than those available in developed markets. Looking ahead, we anticipate rising inflation pressures in the U.S. to drive UST yields higher. We also expect depreciations of the euro and Japanese yen against the U.S. dollar and currency appreciation across a select subset of emerging markets.

Ten Largest Holdings^

Security description	Market value	% of total net assets
Brazil Notas do Tesouro Nacional Serie F (BRL) 10.000%, 01/01/27	$7,701,212	7.4%
Mexican Bonos (MXN) 5.000%, 12/11/19	4,956,030	4.7%
Indonesia Treasury Bond (IDR) 7.000%, 05/15/27	3,198,152	3.1%
Korea Treasury Bond (KRW) 3.375%, 09/10/23	2,606,689	2.5%
Korea Treasury Bond (KRW) 3.000%, 09/10/24	2,288,075	2.2%
Mexican Bonos (MXN) 8.000%, 06/11/20	2,264,415	2.2%
Korea Treasury Bond (KRW) 2.000%, 09/10/22	2,132,151	2.0%
Indonesia Treasury Bond (IDR) 8.375%, 09/15/26	1,809,343	1.7%
Korea Treasury Bond (KRW) 3.500%, 03/10/24	1,720,769	1.6%
Indonesia Treasury Bond (IDR) 8.375%, 03/15/24	1,549,365	1.5%
	$30,226,201	28.9%

^Excludes short-term investments.

Country Diversification (shown as a percentage of net assets)

Currency Diversification (shown as a percentage of net assets)

African	1.66%
Ghana Cedi (GHS)	1.66%
Americas	155.25%
United States Dollar (USD)	119.85%
Mexican Peso (MXN)	19.91%
Brazilian Real (BRL)	11.01%
Argentine Peso (ARS)	4.48%
Asia Pacific*	-16.89%
Indian Rupee (INR)	9.75%
Indonesian Rupiah (IDR)	9.52%
Philippine Peso (PHP)	4.67%
Republic of Korea Won (KRW)	0.30%
Australian Dollar (AUD)*	-8.49%
Japanese Yen (JPY)*	-32.64%
Europe*	-40.02%
Euro (EUR)*	-40.02%

*A negative figure reflects net "short" exposure, designed to benefit if the value of the associated currency decreases. Conversely, the Fund's value would potentially decline if the value of the associated currency increases.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The FTSE World Government Bond Index is a market capitalization weighted index consisting of the government bond markets from over twenty countries. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. Each bond must have a minimum rating of BBB-/Baa3 by S&P or Moody's.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT International Bond Fund,
FTSE World Government Bond Index and Consumer Price Index

On the chart above you can see how the SFT International Bond Fund's Class 2 shares total return compared to the FTSE World Government Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2008 through December 31, 2018, assuming reinvestment of distributions, if any.

Performance Update

Bradley M. Klapmeyer, CFA Portfolio Manager Ivy Investment Management Company

The SFT IvySM Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by large capitalization companies. While Securian Asset Management, Inc. (formerly Advantus Capital Management, Inc.) acts as the investment adviser for the Fund, Ivy Investment Management Company (IICO) provides investment advice to the Fund under a sub-advisory agreement. Prior to May 1, 2018, Waddell & Reed Investment Management Company, an affiliate of IICO, was the sub-adviser for the Fund. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for large cap stocks or in the equity markets generally.

SFT IvySM Growth Fund

How did the Fund perform during the period?

The Fund generated a total net return of 2.21 percent over the past 12 months ending December 31, 2018, outperforming the Russell 1000 Growth Index which returned -1.51 percent over the same period.

What influenced the Fund's return during the past 12 months?

Fund performance was mainly driven by information technology stocks, with additional strong positive contributions from the health care and financials sectors. Despite the very strong absolute and relative performance, industrials and consumer staples were detractors of performance.

What other market conditions or events influenced the Fund's performance during the last 12 months?

The Russell 1000 Growth Index, the Fund's benchmark, declined a modest 1.5%, which would indicate the possibility of a tame year. Unfortunately, that assessment belies the actual outcome, as the market was posting strong results up until the fourth quarter. Specifically, year-to-date through September, the index was up a remarkable 17%, seemingly ready to post another strong year of gains.

Despite this slight negative return for the index in 2018, it is important not to lose sight of the strong gains realized from growth indices since the end of the financial crisis in 2009. Starting in March 2009, the point at which the markets bottomed, the Russell 1000 Growth index increased more than 300% cumulative over the next nine years. Investors having exposure to growth style equity investments during the last decade have experienced exceptional returns.

Turning attention back to calendar year 2018, sentiment evolved notably from the beginning until the end. During the early months of 2018, investors were exuberant as hopes remained elevated that the corporate and personal tax reform passed late in calendar year 2017 would drive a sustainable acceleration in economic growth. Given this enthusiasm for growth, there began to surface concern from the market that inflation was on the cusp of inflecting higher, that the Federal Reserve (Fed) was behind the curve, and the Fed needed to move quickly to slow the U.S. economy from overheating. Also coming into view during this period was the realization that the Trump Administration was going to push forward on its protectionist agenda. The exuberance quickly shifted to caution, volatility spiked, short-term interest rates continued to climb, and the markets weakened.

During the middle part of the calendar year, economic growth remained strong while inflation remained within reasonable bounds, giving investors comfort that concerns expressed early in the year were hopefully unfounded. Economic growth likely benefited from the tax cuts but also saw an uplift as global businesses began to pull forward export demand from the U.S. to front run tariffs as trade war rhetoric further escalated. The Fed comfortably moved interest rates higher in March and June, marking the second and third rates of the year. Volatility cooled off and market returns improved.

Flash forward to year-end 2018 and one would think the wheels are off. There was carnage in the markets during fourth quarter 2018. The Fed moved forward with the ninth interest rate hike of the cycle, fourth of the year, and carefully signaled to the market it is tiptoeing and is willing to pause, maybe for an extended period. The equity markets still screamed "policy error" as they worried about a list of concerning data points: Weakening growth in the U.S., eurozone and China; Brexit risk back to a boil;

U.S. government shutdown over a border wall funding impasse; presidential attacks on Fed Chairman Powell; and the realization that the temporary trade truce was anything but clear. Oh, and don't forget that "minor" issue—duration of the cycle. There has been a lot to digest heading into a new year.

Looking at the return by the index, factor performance showed that momentum and quality factors (Return on Capital and Return on Equity) were key variables in driving performance during the fiscal year. Value and cash deployment were the key out-of-favor factors, with low valuation stocks and high-dividend yielding stocks generally underperforming the benchmark. With that said, the fourth quarter of 2018 saw momentum performance significantly underperform while quality and cash deployment proved to be more resilient during the year-end market weakness.

What strategies and techniques did you employ that specifically affected Fund performance?

Information technology stocks, especially mega-cap technology stocks, once again proved to be fuel for the markets for most of the calendar year. The Fund was overweight the sector and benefited from individual security overweight positions in salesforce.com, Adobe, Inc., MasterCard, Inc. and Visa, Inc. Investors were attracted to the strong end-markets in technology, such as digital marketing initiatives, cloud computing and software-as-a-service approaches. The payment stocks continued to post solid transaction volume gains and likely benefited from the year-end rotation to higher quality and more defensive positioning.

Another notable contributor to the Fund's strong relative performance was the health care sector. A new overweight position in Pfizer, Inc. contributed meaningfully to performance as investors started to believe the company could accelerate growth in the coming years. Intuitive Surgical, Inc., the leader in robotic surgery, was a benefit to Fund performance as the company continued to post strong procedure growth due to penetration of its technology to surgery procedures in Japan and China.

The Fund benefited from a significant overweight to CME Group, Inc. within the financials sector. As a leading exchange in futures trading, such as interest rate and commodity futures, CME saw a strong increase in volumes as volatility in the markets increased during calendar year 2018.

Despite good overall strong absolute and relative performance, industrials and consumer staples were two call-out detractors from performance. Underperformance in industrials came mainly from positions that are more exposed to the economic cycle, such as Stanley Black & Decker, Inc. and Caterpillar, Inc. These positions weakened on the back of trade war concerns, rising input prices and slowing global economic activity.

Consumer staples underperformance was the results of stock-specific misses, such as Philip Morris and Monster Beverage Corp., but also a rotation into the sector later in the calendar year. Investors view the stability of consumer staples names as safe places to hide during periods of market or economic stress and given the Fund's underweight position to the sector, there was a negative performance hit.

What will affect the Fund going forward?

Anxiety is clearly high in the markets, and we would expect this to remain because investors seem to be bouncing between optimism about modest 2% economic growth and nervousness about the graying economic cycle. Time will determine whether the Fed's last rate hike was justified, but it is important to remember how quickly sentiment turned from October to December. In our view, the markets overreacted to the December hike, as we think a couple events falling in the right direction (e.g. a real trade war truce, and more accommodative Fed language) could easily shift sentiment back to risk-on, at least temporarily.

With that said, we believe the script is largely written as we are three years into a Fed tightening cycle. The interest rate increases since 2015 have resulted in a more neutral Fed policy, regardless of what policy tweaks the Fed may make in 2019. This view formed the basis for the material changes made to the complexion of the Fund during 2018. The more notable changes include reducing information technology exposure by exiting positions in semiconductor capital equipment and semiconductor stocks. Positions in Applied Materials and Lam Research, which had been good performers for the Fund, were eliminated. We also reduced exposure to the financials sector as those stocks became too highly correlated with changes in the yield curve versus stock-specific drivers.

These reductions were repositioned in consumer discretionary where we saw growth opportunities in strong consumer brands that we felt had successfully bridged the Amazon risk chasm and were set for more sustainable growth regardless of the market environment. Names added to this sector during the year included NIKE, Inc., V.F. Corp. and Ulta Beauty, Inc. We also added to health care with multi-year accelerating growth stories, such as Pfizer, Inc., along with massive open-ended growth opportunities, such as Illumina, Inc.

Very often, in these volatile periods, stock correlations spike, and investors dump stocks irrespective of fundamentals. Therefore, growth stocks with durable, sustainable competitive positions often get thrown out with the bath water, and this presents a welcome opportunity for long-term investors. During the calendar year, we found such opportunities with names like Estee Lauder Co., Inc., Intuit, Inc., CoStar Group, Inc. and Verisk Analytics, Inc. The net result of these changes was to skew the Fund more toward earnings quality and profitability while maintaining a focus on strong growth. As experienced in the fourth quarter of 2018, these improvements in quality have allowed the Fund to better withstand choppy markets. We will continue to strategically position the Fund to accentuate stock selection over factor bets, but whereas we can't eliminate factors bets we will skew the Fund toward these characteristics that align with our philosophy and process. For more radical changes to occur from this point forward we would need to become even more concerned about the economic backdrop, or inversely feel better about the sustainable strength of the economy.

We don't believe a recession is imminent, however. Despite the aging cycle, many of the excesses that often precede a recession are hard to find. These include consumer debt, surplus inventories, corporate debt, and excess business investment, which were muted this cycle. It's possible we could even see a growth deceleration with a shallow recession or no recession.

The trade war remains a wild card as it is putting a dent in business and consumer confidence. There is currently no sign of a trajectory change on the issue, which bodes poorly for the durability of economic growth. The Trump Administration may react to the softening economic growth with more progress on a trade war resolution, but there is little indication of that right now.

Barring a legitimate economic recession, we think that the current modest growth environment remains supportive of durable, long-term growers. We believe a slowdown in growth would likely narrow investors' focus on stocks with these characteristics, hopefully driving continued outperformance for growth styles.

'Ivy' is the registered service mark of Ivy Funds Distributor, Inc., an affiliate of IICO.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Ten Largest Holdings^

Security description	Market value	% of total net assets
Microsoft Corp.	$36,646,456	8.1%
Amazon.com, Inc.	25,474,913	5.7%
Apple, Inc.	20,910,961	4.6%
Alphabet, Inc.	20,167,728	4.5%
Visa, Inc.	20,054,880	4.5%
CME Group, Inc.	19,658,540	4.4%
Mastercard, Inc.	14,799,970	3.3%
Verisk Analytics, Inc.	14,415,088	3.2%
UnitedHealth Group, Inc.	14,025,456	3.1%
Adobe, Inc.	13,574,400	3.0%
	$199,728,392	44.4%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT IvySM Growth Fund,
the Russell 1000 Growth Index and Consumer Price Index

On the chart above you can see how the SFT IvySM Growth Fund's shares total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2018, assuming reinvestment of distributions, if any.

Performance Update

Timothy J. Miller, CFA
Kenneth G. McQuade, CFA
Bradley P. Halverson, CFA
Portfolio Managers Ivy Investment Management Company

The SFT IvySM Small Cap Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by small capitalization companies. While Securian Asset Management, Inc. (formerly Advantus Capital Management, Inc.) acts as the investment adviser for the Fund, Ivy Investment Management Company (IICO) provides investment advice to the Fund under a sub-advisory agreement. Prior to May 1, 2018, Waddell & Reed Investment Management Company, an affiliate of IICO, was the sub-adviser for the Fund. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for small cap stocks or in the equity markets generally.

SFT IvySM Small Cap Growth Fund

How did the Fund perform during the period?

The Fund generated a total net return of -3.93 percent over the 12 months ending December 31, 2018, outperforming the Russell 2000 Growth Index which returned -9.31 percent over the same period.

What influenced the Fund's return during the past 12 months?

2018 was a year of two tales. The first nine months of the year exhibited a nice consistent uptrend with strong economic activity, healthy profits, and another double-digit gain in the small-cap market. The bond market was adjusting to Federal Reserve rate hikes, with the 10-year Treasury yield bouncing between 2.50% and 3.00% for most of the period. Concerns over a yield curve inversion (which historically has led to economic recessions) were building throughout the period, but the market mostly dismissed it. Crude oil prices were moving upward as well, reaching $75 per barrel for West Texas Intermediate Crude by October 2018. The dollar was also holding up well reflecting rising short rates, the healthy economy, and signs of weakness in Europe and China. However, the final three months of the year were a different story.

What other market conditions or events influenced the Fund's performance during the past 12 months?

A sharp correction was the story of fourth quarter 2018, a time frame that spared few asset classes or sectors in the equity market. Size mattered, which meant small caps fell the most and large caps the least based on broad market metrics. Volatility surged, with daily and inter-day swings reaching perplexing levels. Fear and uncertainty were driving the decline, as rising short-term interest rates and a tariff fight with China cast a cloud over the near-term direction of the economy and corporate profits. Amid this uncertainty it seemed that the downward momentum of the markets may have been magnified by quantitative, algorithmic trading systems, which were "piling on" the fear factor. In the small-cap markets, some corrections were extreme, with the energy sector dropping over 40% for the quarter. Growth lagged value in small caps for the quarter but outperformed for the year. The fears seemed to be most pronounced in economic-sensitive areas such as materials, industrials and some consumer cyclicals, where lower price to earnings (P/Es) couldn't provide a safety net. Among the higher P/E technology and health care sectors, there was damage but many of the companies with clear solid growth prospects held in better in spite of higher valuations.

What strategies and techniques did you employ that specifically affected Fund performance?

On a sector basis, the Fund's relative outperformance was driven by our two largest sector weights, health care and information technology. The Fund's health care strategy has been to emphasize higher quality, high growth medical device and technology stocks as a partial offset to deal with the high beta biotechnology weighting in our benchmark.

The second primary positive contributor to the Fund's relative performance was the information technology sector, and nearly all of this contribution was derived from the software industry. The Fund has historically held a large overweight in software, specifically targeting the cloud-based software-as-a-service (SaaS) group. The fundamental growth trends in this sector continue to shine as business enterprise systems migrate from an on-premise location to the more efficient cloud—a multi-year trend that shows no signs of slowdown. The information technology sector contributors during the measurement period included Paycom Software, Inc., Zendesk, Inc.,

Five9, Inc. and HubSpot, Inc. SaaS penetration with a company's enterprise has migrated from sales to human resources, financials, marketing, information technology systems management and cyber security. The Fund's strategy is to identify the category leaders in these segments and emphasize those companies that can translate high-sales growth to strong earnings and cash flow growth. The poster-child for this success has been Ultimate Software, a stock we have owned for many years and one that has "graduated" to the mid-cap space, hence the Fund sold the stock in 2018.

The sectors previously mentioned drove all of the Fund's performance in the first nine months; such performance was dragged down a bit by underperformance in the industrials and energy sectors. The disappointments in the industrials sector were stock-specific situations, some of which have been sold. Beacon Roofing and Dycom were two of those situations where the earnings recovery did not materialize; consequently, the Fund subsequently sold those holdings. Other industrial companies' weakness tended to be more sentiment driven, in groups such as the transportation and distribution, over fears of an economic slowdown. In the energy sector, the stocks did not respond to the rising oil prices of the first nine months, and we discovered why in the fourth quarter. Energy is a very small sector for the Fund, so the impact was not large.

Fund performance held up well through mid-November 2018 but eventually succumbed to the sharp market declines in early December 2018. On a sector basis, our largest weight—information technology—was the best performer for the quarter. Investors tended to have more confidence in the forward sales and earnings growth for many of the small software and services companies, hence the better performance from those stocks in spite of higher valuations.

The fear in the market during the last quarter of the calendar year largely seemed to be a cyclical/recession fear, hence sectors like energy, materials and industrials lagged. The worst performing sector in the fourth quarter was energy, but given the sector's very small weighting in the Fund, the impact was contained. In the industrials sector, the Fund is overexposed to industrials services and aerospace/defense stocks, which also outperformed. Finally, in the consumer discretionary sector, the Fund's outperformance of the benchmark in the quarter was driven by solid restaurant companies like Wingstop, Inc. and Pool Corp. among distributors.

During this period of severe uncertainly at the end of calendar year 2018, the Fund's core focus on high-quality growth companies served us well, and we added to a number of these positions during periods of weakness. Alternatively, the Fund disposed of cyclically exposed companies in the energy, industrials and semiconductor industries and also harvested a few of our multi-year winners whose market caps had moved into the mid-cap space.

What will affect the Fund going forward?

We believe the Fund's core stock selection discipline and strategy will be able to navigate the current volatile markets without resorting to any market timing or sector rotation vulnerabilities. In this current market environment, we are placing extra emphasis on quality and earnings predictability for 2019, enhancing a process that is already part of the growth criteria that we scrutinize.

We believe there will likely be a slowdown in economic growth in 2019, but not a recession in the near-term, so innovative companies serving large-market opportunities should be able to continue to deliver. Most of these opportunities are found in the small-cap technology and health care sectors, the two largest weights in the Fund.

The consumer discretionary and industrials sectors are the next largest weights in the Fund and areas where we find service-oriented businesses and companies with strong product cycles having the best outlooks for 2019. Heading into 2019, we've reduced exposure to the financials and energy sectors.

'Ivy' is the registered service mark of Ivy Funds Distributor, Inc., an affiliate of IICO.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The index is broad-based, comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on total market capitalization.

Ten Largest Holdings^

Security description	Market value	% of total net assets
Grand Canyon Education, Inc.	$4,297,458	2.6%
Mercury Systems, Inc.	3,958,173	2.4%
Proofpoint, Inc.	3,791,899	2.3%
Texas Roadhouse, Inc.	3,611,850	2.2%
Teladoc Health, Inc.	3,582,126	2.2%
Paycom Software, Inc.	3,374,110	2.1%
AMN Healthcare Services, Inc.	3,285,997	2.0%
Booz Allen Hamilton Holding Corp.	3,278,166	2.0%
HubSpot, Inc.	3,155,823	1.9%
Monolithic Power Systems, Inc.	3,022,500	1.9%
	$35,358,102	21.6%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT IvySM Small Cap Growth Fund,
the Russell 2000 Growth Index and Consumer Price Index

On the chart above you can see how the SFT IvySM Small Cap Growth Fund's shares total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2018, assuming reinvestment of distributions, if any.

Performance Update

Craig M. Stapleton, CFA, FRM, Jeremy Gogos, Ph.D., CFA and Merlin Erickson Portfolio Managers

The SFT Managed Volatility Equity Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index (collectively, the Blended Benchmark Index).

The SFT Managed Volatility Equity Fund invests at least 80% of its assets in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund is subject to risks associated with such investments as described in detail in the prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

SFT Managed Volatility Equity Fund (formerly SFT Advantus Managed Volatility Equity Fund)

How did the Fund perform during the period?

The Fund generated a total net return of -4.93 percent, with a volatility of 9.50 percent, over the twelve months ending December 31, 2018. The blended benchmark index, which is comprised of the S&P 500® Low Volatility Index, weighted 60 percent, the S&P 500® BMI International Developed Low Volatility Index, weighted 20 percent, and the Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index, weighted 20 percent, returned -0.88 percent, with a volatility of 8.47 percent, over the same period.

What influenced the Fund's return during the past 12 months?

This year saw a return of volatility to the equity market. The S&P 500® realized volatility in 2018 was 17.05 percent, as compared to 6.69 percent in 2017. The year was punctuated by two periods of elevated volatility: the first was the short-vol strategy implosion in early February, and the second was the more fundamentally driven selloff in Q4. During the first period, the S&P 500® returned -10.10 percent peak-to-trough and, in gross terms, the Fund returned -8.16 percent. During the latter, the S&P 500® peak-to-trough return was -19.37 percent, just shy of a classic bear market. The Fund gross performance during this period was -9.33 percent. All told, the S&P 500® returned -4.39 percent for the year.

Through this turbulence, the overlay varied from increasing equity exposure by approximately 10 percent, to decreasing equity exposure by approximately 34 percent. Given the modest 4.39 percent loss on the S&P 500® for the year, the overlay ended up being a performance drag, producing approximately -2.07 percent of portfolio return for the entire year. The remainder of the underperformance relative to the benchmark is attributable to the Fund having higher exposure, 35 percent vs 20 percent, to international equity, which was down for the year. Also, the Fund domestic equity holdings underperformed the benchmark domestic equity component by approximately 0.26 percent.

What other market conditions or events influenced the Fund's performance during the past 12 months?

This year saw an inflection point in the massive monetary policy experiment the Federal Reserve, European Central Bank, and Bank of Japan have been carrying out. 2018 was the first year since the Great Financial Crisis where all three major central banks were simultaneously moving toward tighter monetary policy. The Fed hiked its benchmark rate four times and continued running down its balance sheet, the ECB ended its asset purchase program (i.e. quantitative easing) in December, and the BOJ began tapering its asset purchase program.

Beyond central bank action, Republican tax reform, passed in late 2017, was broadly supportive of equity prices through most of 2018. The Republicans lost the House of Representatives in the midterm election, and so policy progress for the remainder of Trump's term is quite uncertain. As one example, the federal government entered a shutdown on December 22, primarily due to gridlock around border security funding. As previously discussed, the equity market seemed unbothered by this fact, as the S&P 500® rallied 6.67 percent in the last four days of 2018. Should the shutdown become a protracted debate, we anticipate that it will negatively affect equity markets.

One other market condition to note is the extremely strange interest rate environment that prevailed at the end of the year. As mentioned, the Fed hiked rates four times, leaving its target policy rate at 2.25 to 2.50 percent. The bond market absolutely did not respond in kind; longer-term rates rose only modestly, suggesting that bond investors are much less confident that economic growth and inflation will continue. The 1 year-10 year Treasury spread closed out the year at 0.09 percent. For context, this spread was 3.03 percent at the end of 2010. Further, the middle of the Treasury curve closed out the year inverted. For example, the 5 year yield was approximately 0.10 percent below the 1 year yield.

What strategies and techniques did you employ that affected Fund performance?

Throughout the year, the Fund tactically purchased long positions in call options on the Chicago Board Options Exchange (CBOE) Volatility Index (VIX) futures, long S&P 500® calls, long S&P 500® call spreads, long S&P 500® puts, and long S&P 500® put spreads, all as additional hedges for managing the risk and performance of the Fund.

This Fund is a passive allocation to equity ETFs, and the portfolio management team typically does not make sector bets. In terms of the sector exposures the ETFs provide, the largest benefit came from having modestly higher Financials exposure than the benchmark, which contributed approximately 0.70 percent of relative return. The largest performance drag came from being overweight Energy, which cost 0.80 percent of relative return.

What will affect the Fund going forward?

As mentioned, 2018 marked an inflection point in global central bank policy, and this has been a theme we have alluded to several times before. The era of easy institutional money is coming to a close, and long Treasury and swap yields suggest that fixed income investors are projecting this policy change to be detrimental to future growth. Again, over 2018, the Fed hiked the short end of the curve by a full percent; the 10 year and 30 year Treasury rates ended the year only 0.29 and 0.27 percent higher.

Globally, GDP growth indicators have been coming down. Eurozone GDP growth fell for the first three quarters of 2018, and the Q4 projection is again lower. More importantly, China's GDP also fell in Q2, Q3, and Q4 of 2018, and its 2019 projection is lower than 2018. Further, the IMF recently released updated 2019 GDP forecasts, and it forecasts that all major economies will see lower GDP growth in 2019 than 2018. We view this potential economic slowdown, combined with the fact that the global debt to GDP ratio is still near record levels, as particularly troubling. In the most simplistic model, a stock's price is the present value of its future dividends. For that stock price to increase, its dividends must grow, or the company's cost of capital must decrease. With corporate debt loads at the levels they currently reside at, slowing GDP, and the big three central banks attempting to tighten monetary policy, we are hard-pressed to imagine how either of those options can materialize in the near term.

A final point to reiterate is that, with a split Congress, further business-friendly policy progress at the Federal level seems unlikely over the next two years. Given where in the business cycle we currently are, this probable political gridlock takes another rationalization for equity price appreciation off the table.

Thus, over 2019, we expect continued elevated equity volatility, and muted equity returns. In a tactical sense, we will continue to use our volatility metrics to inform the equity allocations of the Funds. We will aim to re-risk from our current equity underweight if we believe volatility will decrease, to tactically carry equity upside hedges to mitigate underperformance risk in the event of a sharp market rally, and to de-risk further if volatility escalates from here.

Ten Largest Holdings^

Security description	Market value	% of total net assets
iShares Edge MSCI Minimum Volatility USA ETF	$97,135,557	32.5%
iShares Edge MSCI Minimum Volatility EAFE ETF	74,856,713	25.0%
iShares Core High Dividend ETF	54,396,158	18.2%
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	18,194,345	6.0%
iShares Short Maturity Bond ETF	15,348,566	5.1%
iShares MSCI Germany ETF	12,115,576	4.0%
	$272,046,915	90.8%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Securian Asset Management, Inc. (Securian AM) (formerly Advantus Capital Management, Inc.) and the Securian Funds Trust, on behalf of the SFT Managed Volatility Equity Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated November 18, 2015, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2020. The Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days' notice prior to the end of a contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. As of December 31, 2018, Securian AM has waived $1,286,962 pursuant to the agreement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index.

The S&P 500® Low Volatility Index measures performance of the 100 least volatile stocks in the S&P 500®. The S&P 500® BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. The Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index tracks the market for the on-the-run 3-month Treasury bill issued by the U.S. government.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Managed Volatility Equity Fund,
the Blended Benchmark Index and Consumer Price Index

On the chart above you can see how the SFT Managed Volatility Equity Fund's shares total return compared to its Blended Benchmark, comprised of 60 percent of the S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on November 18, 2015 through December 31, 2018, assuming reinvestment of distributions, if any.

Performance Update

Matthew Richmond, Lowell Bolken, CFA and Joshua Klaetsch Portfolio Managers

The SFT Real Estate Securities Fund seeks above-average income and long-term growth of capital. The Fund intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the SFT Real Estate Securities Fund, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

SFT Real Estate Securities Fund (formerly SFT Advantus Real Estate Securities Fund)

How did the Portfolio perform during the period?

The Fund's Class 2 shares generated a total net return of -5.40 percent over the 12 months ending December 31, 2018, underperforming the FTSE NAREIT Equity REITs Index (effective as of May 1, 2018) which returned -4.62 percent, and the Wilshire US Real Estate Securities Index (effective prior to May 1, 2018), returned -4.80% over the same period.

What influenced the Fund's return during the past 12 months?

Real estate stocks delivered negative returns for only the fifth time in 20 years for the period ending Dec. 31, 2018, while performing approximately in-line with the broader S&P 500® Index. The Portfolio posted a negative return for the fiscal year, but finished in the top half of the Lipper category. Real estate investment trusts (REITs) see-sawed along with the broader market throughout the year, but proved to be a relative safe haven amid tremendous volatility during the fourth quarter. Macro-economic conditions remain favorable for real estate operators, although the current cycle has moved into its 10th year of expansion. Tailwinds from U.S. tax reform, business expansion and positive consumer sentiment created a solid backdrop for much of 2018, allowing real estate owners to improve occupancies and command higher rental rates. The recent market tumult driven by fears of a trade-war induced economic slowdown, coupled with potential for political turmoil in the U.S., have created a cloud of uncertainty over the equity (and real estate) markets. The Federal Reserve policy decisions also remained a wildcard, and it is reasonable to assume the REITs are less well positioned than other sectors for a prolonged rising rate cycle.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Despite the macro uncertainty, real estate owners are in better financial condition to weather adversity than has been the case historically. Most REITs have fortified their balance sheets through property sales and debt repayment and are carrying below-average debt today. Occupancies across most every property sector are at historically high levels, and speculative construction continues to be held in check with few exceptions. Industrial REITs continued to record all-time high occupancy levels in 2018 on the back of an improving economy and increased demand for e-commerce distribution space. Apartment owners also enjoyed another year of favorable operating conditions. Household formation and job creation—two of the primary demand drivers for apartment rentals—both surprised to the upside and helped counteract market jitters regarding overbuilding within the sector. Office occupancies remain relatively stable, but have not reached prior peak levels. This is one sector where new, speculative construction has been fairly broad-based, but successfully leased. Today's office tenants are flocking to modern, more functional space that affords a more enjoyable and efficient environment for their employees. Retail REITs continued to fight what is becoming a secular decline in fundamentals for traditional, "bricks & mortar" storefronts. Another year of significant store closures and bankruptcy filings has resulted in a weak 2018 for mall and shopping center owners, both operationally and in stock prices. Unprecedented demand for datacenter space shows no signs of diminishing, driven by increased cloud usage and virtualization and artificial intelligence needs.

What strategies and techniques did you employ that specifically affected Fund performance?

The Portfolio delivered a negative total return for the year, but finished in the top half of its peer group. A consistent theme among Portfolio holdings has been a focus on companies we believe own well-located, high-quality properties that feature stable balance sheets; exhibit improving property fundamentals; and have above-average cash-flow growth prospects. Those general characteristics held true throughout 2018, but we increased the Portfolio's holdings in more "defensively" oriented companies in the latter stages of the year. Most notably we increased exposure to owners of both Net Lease and Healthcare properties. These types of companies tend to offer above-average dividends and feature very low, but stable cash flow growth.

From a property-type perspective, the Portfolio was overweight in owners of warehouses, data centers, single family homes and medical office/life science properties. We were consistently underweight shopping center and mall REITs, as well as hotel owners.

Significant contributors to performance included stock selection within the owners of net lease properties. The holdings within this sector were those who possessed above-average growth prospects, strong balance sheets, and attractive dividend growth forecasts. Avoidance of regional malls also contributed favorably to performance. Retail owners fared particularly poorly in 2018. An underweight to healthcare facilities owners was the primary detractor from performance. Despite persistently rising interest rates throughout much of the year, a supportive regulatory pronouncement for skilled nursing and surprisingly low impact from resolutions of troubled tenant leases ameliorated investor angst around weakening fundamentals. Ownership of a cell tower stock also constrained benchmark relative performance. Finally, being overweight single family home REITs throughout the year was a detractor from relative performance versus the benchmark, as companies within that sector struggled to contain rising operating costs.

What will affect the Fund going forward?

Entering 2019, the markets are clearly rattled. Higher volatility is intensifying the tightening of financial conditions and risks to growth are to the downside. The deceleration already in place is being amplified by lower market liquidity and the slowing pace of global gross domestic product (GDP) growth. Concerns of recession, coupled with continued worries about trade and tighter credit, could prompt companies and consumers to pull back, creating the downturn they fear. In spite of the obstacles facing the economy, we believe the expansion will continue through 2019, albeit more measured. The ingredients for a slowdown exist, but we do not think the conditions for a recession are in place. Employment is too robust and consumer spending too strong for the economy to contract in the next several quarters.

With regard to the current commercial real estate cycle, we continue to see stable operating conditions across the sector with few material concerns on the horizon. Bank lending, commercial construction, equity allocations, and overall pricing metrics remain much healthier than was often the case in previous cycle peaks. Simply moving into the later stages of this recovery does not mean sector fundamentals will turn negative. In fact, the prospect for re-acceleration of earnings growth for 2019 appears quite plausible if we avoid a sharp downturn in economic growth and corporate earnings materialize as expected.

The "bondification" of real estate has been bemoaned by many market participants as irrational, but has become current reality. Higher U.S. Treasury rates have finally materialized, and while share price gains for REITs have been muted, the results are far from the catastrophe many have predicted. We continue to believe that share price performance will be heavily influenced by macro events, with support coming from further employment gains and GDP growth while potentially rising borrowing costs, such as a rising 10-year U.S. Treasury yield, or a steepening yield curve could offer resistance. Should expectations for economic growth continue to further push U.S. Treasury rates higher, REIT stock prices will likely struggle.

Valuations of private market transactions continue to support REIT valuations, suggesting REITs currently trade at a discount to net asset value. REIT pricing compared to broader fixed income markets also looks attractive compared to historic averages, though in the context of broader equities REITs are more fairly priced compared to historic averages. Significant fund raising in real estate private equity funds suggests further support for real estate valuations.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

FTSE NAREIT Equity REITs Index is a broad-based index consisting of real estate investment trusts.

The Wilshire US Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITs).

Ten Largest Holdings^

Security description	Market value	% of total net assets
Simon Property Group, Inc.	$7,068,851	5.9%
Alexandria Real Estate Equities, Inc.	5,923,336	4.9%
AvalonBay Communities, Inc.	5,782,985	4.8%
Equinix, Inc.	5,335,643	4.4%
Digital Realty Trust, Inc.	5,263,570	4.4%
ProLogis, Inc.	5,154,500	4.3%
Boston Properties, Inc.	4,488,831	3.7%
HCP, Inc.	4,119,675	3.4%
Camden Property Trust	4,103,130	3.4%
Sun Communities, Inc.	3,834,467	3.2%
	$51,074,988	42.4%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Real Estate Securities Fund, Wilshire U.S. Real
Estate Securities Index, FTSE NAREIT Equity REITs Index, and Consumer Price Index

On the chart above you can see how the SFT Real Estate Securities Fund's Class 2 shares total return compared to the FTSE NAREIT Equity REITs Index and the Consumer Price Index. The four lines represent the total return of a hypothetical $10,000 investment made on December 31, 2008 through December 31, 2018, assuming reinvestment of distributions, if any.

Performance Update

Mark Finn, CFA, CPA Portfolio Manager T. Rowe Price

The SFT T. Rowe Price Value Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The Fund pursues its objective by taking a value approach to investment selection. Holdings consist primarily of large cap stocks, but may also include stocks of mid-cap and small-cap companies. While Securian Asset Management, Inc. (formerly Advantus Capital Management, Inc.) acts as the investment adviser for the Fund, T. Rowe Price Associates, Inc. (T. Rowe Price) provides investment advice to the Fund under a sub-advisory agreement. The Fund's value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced at a low level.

SFT T. Rowe Price Value Fund

How did the Fund perform during the period?

The Fund generated a total net return of -9.80 percent over the 12 months ending December 31, 2018, underperforming the Russell 1000 Value Index (effective as of May 1, 2018), returned -8.27 percent, and the S&P 500® Index (effective prior to May 1, 2018), which returned -4.38 percent over the same period.

What influenced the portfolio's return during the past 12 months?

Broadly speaking, stock selection and sector allocation detracted from relative results.

What other market conditions or events influenced the fund's performance during the last 12 months?

U.S. stocks experienced their worst losses in 2018 in a decade under pressure from rising interest rates, global trade tensions, and worries about slowing global growth. Most major U.S. stock indexes reached all-time highs around the end of the third quarter but plunged in the final months of the year, with several indexes in or close to bear market territory—down at least 20 percent from recent highs. Market volatility was elevated throughout the year, thanks in part to rising rates as the Federal Reserve continued its normalization of monetary policy, with four short-term interest rate hikes in 2018. Expectations that the Fed will raise rates two more times in 2019 and that corporate earnings growth will slow in 2019, as the tailwinds from the late-2017 tax reform subside, also weighed on stocks.

What strategies and techniques did you employ that specifically affected Fund performance?

On September 28, 2018, the telecommunication services sector was expanded and renamed communication services. Some securities previously assigned to information technology or consumer discretionary were reclassified as communication services. Additionally, some securities previously assigned to information technology were reclassified as consumer discretionary. Drivers of relative performance and comments on portfolio positioning for the 12-month period represent the sectors where the securities were assigned after reclassification.

The largest detractor during the period was the consumer staples sector where stock selection weighed on relative results. Tyson Foods, one of the weak positions, suffered as heightened trade tensions with China drove an increase in the domestic supply of chicken, beef, and pork—which weighed on chicken prices—and due to the unexpected resignation of its CEO.

Our overweight to financials detracted from performance during the period, and stock selection in the sector also hurt. State Street was a notable detractor. The company suffered from disappointing growth in core servicing fees—driven by growth in head count and compensation costs—and its announced plan to buy Charles River Development for $2.6 billion, a price that investors felt was excessive.

On the other end of the spectrum, stock selection and a beneficial overweight to health care contributed to relative results during the period. Shares of Pfizer advanced on plans to increase its focus on developing its pipeline drugs as well as the creation of a consumer health care joint venture with GlaxoSmithKline.

Our communication services holdings added relative value, helped by Twenty-First Century Fox. The company benefited from rival Walt Disney's deal to purchase some of the company's assets and amid higher optimism the deal would go through following majority approval from both companies' shareholders.

This account did not hold derivatives for the time period 01/01/2018 through 12/31/2018.

What will affect the Fund going forward?

U.S. equities fell sharply in the fourth quarter, triggered by expectations for rising interest rates in 2019, signs of slowing global economic growth, and continued trade tensions between the U.S. and China. Worries about decelerating U.S. corporate earnings growth also served as a headwind. While economic data indicate the U.S. economy is slowing down, we believe U.S. consumers remain well positioned in the near term, considering the continued strength in the labor market and signs of wage gains. We believe the market may remain volatile as macroeconomic and geopolitical developments unfold.

Ten Largest Holdings^

Security description	Market value	% of total net assets
Pfizer, Inc.	$8,848,902	4.9%
Microsoft Corp.	7,343,511	4.1%
Wells Fargo & Co.	6,457,559	3.6%
Tyson Foods, Inc.	5,210,666	2.9%
Cisco Systems, Inc.	4,437,642	2.5%
Merck & Co., Inc.	4,417,186	2.5%
JPMorgan Chase & Co.	4,285,421	2.4%
NextEra Energy, Inc.	4,034,188	2.2%
Verizon Communications, Inc.	3,935,681	2.2%
The Boeing Co.	3,723,585	2.1%
	$52,694,341	29.4%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT T. Rowe Price Value Fund,
the Russell 1000 Value Index and Consumer Price Index

On the chart above you can see how the SFT T. Rowe Price Value's shares total return compared to the Russell 1000 Value Index, S&P 500® Index and the Consumer Price Index. The four lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2018, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forcasted growth values.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Performance Update

Mammen Chally, CFA, David A. Siegle, CFA and Douglas W. McLane, CFA Portfolio Managers Wellington Management Company LLC

The SFT Wellington Core Equity Fund seeks growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks. While Securian Asset Management, Inc. (formerly Advantus Capital Management, Inc.) acts as the investment adviser for the Fund, Wellington Management Company LLP provides investment advice to the Fund under a sub-advisory agreement. Risks associated with investing in the Fund include, but are not limited to, issuer-specific market volatility and risk of declines in the equity markets generally.

SFT Wellington Core Equity Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of -2.33 percent over the twelve months ending December 31, 2018, outperforming the S&P 500® Index, which returned -4.38 percent over the same period.

What influenced the Fund's return during the past 12 months?

During the period, security selection was the primary driver of outperformance, while sector allocation, a fall-out of our bottom-up stock selection process, also contributed. Strong stock selection in Health Care (Eli Lilly and Merck), Information Technology (MasterCard and GoDaddy), and Communication Services (not owning AT&T and holding Verizon) was partially offset by weaker selection in Consumer Discretionary (Amazon and Dollar Tree) and Energy (Continental Resources and EOG Resources). From an allocation perspective, our underweight to Energy and overweight to Health Care contributed to relative results, while our overweight to Industrials detracted.

What other market conditions or events influenced the Fund's performance during the past 12 months?

United States (U.S.) equities, as measured by the S&P® 500 Index posted negative results over the trailing twelve-month period ending 31 December 2018. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25 percent four times during the year, in line with expectations, although they signaled a more dovish path heading into 2019. Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February, which led to heightened levels of volatility, a theme that continued for the remainder of the year. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors' minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative U.S. equity returns since 2008.

What strategies and techniques did you employ that affected Fund performance?

Over the period, the Fund slightly increased exposure to Health Care and Consumer Staples, while we decreased exposure to Communication Services. We established a new position in Procter & Gamble, a leading consumer products company that contributed positively to performance. We believe the company has a sustainable business model that is less likely to be disrupted by technology and new distribution channels. We anticipate high free cash flow growth driven by sustainable revenue growth, and profit growth driven by lower cost. Procter & Gamble's valuation had been challenged due to concerns on its non-U.S. business and we took the opportunity to add a position.

We eliminated our position in Dollar Tree, a discount variety store, during the fourth quarter. While the core Dollar Tree business remains solid, we chose to exit our position after continued weakness in the Family Dollar division. This underscored that the turnaround in the fundamentals of this business are more elusive than management has planned.

What will affect the Fund going forward?

We believe the U.S. economy remains healthy, albeit, leading indicators are suggesting some moderation in growth later this year. With unemployment levels low and trending lower, we still believe risks to U.S. inflation are to the upside. Many companies are facing higher labor and material costs creating some uncertainty around profitability. While we had fretted about the possibility of higher oil prices last quarter, given the prospect of Iran sanctions, the waivers granted by the administration actually resulted in oversupply and declining crude prices. We do expect the recent cuts will restore supply demand balance and allow oil prices to find a firmer footing in the coming months.

Ten Largest Holdings^

Security description	Market value	% of total net assets
Microsoft Corp.	$2,975,900	2.9%
Alphabet, Inc.	2,902,899	2.8%
JPMorgan Chase & Co.	2,829,321	2.8%
UnitedHealth Group, Inc.	2,689,998	2.6%
Bank of America Corp.	2,624,801	2.6%
The Procter & Gamble Co.	2,274,285	2.2%
Verizon Communications, Inc.	2,251,274	2.2%
NextEra Energy, Inc.	2,160,235	2.1%
Eli Lilly & Co.	2,131,562	2.1%
The Boeing Co.	2,128,500	2.1%
	$24,968,775	24.4%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Wellington Core Equity Fund,
the S&P 500® Index and Consumer Price Index

On the chart above you can see how the SFT Wellington Core Equity Fund's Class 2 shares total return compared to the S&P 500® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2018, assuming reinvestment of distributions, if any.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Securian Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SFT Core Bond Fund (formerly SFT Advantus Bond Fund), SFT Dynamic Managed Volatility Fund (formerly SFT Advantus Dynamic Managed Volatility Fund), SFT Government Money Market Fund (formerly SFT Advantus Government Money Market Fund), SFT Index 400 Mid-Cap Fund (formerly SFT Advantus Index 400 Mid-Cap Fund), SFT Index 500 Fund (formerly SFT Advantus Index 500 Fund), SFT International Bond Fund (formerly SFT Advantus International Bond Fund), SFT Ivy Growth Fund, SFT Ivy Small Cap Growth Fund, SFT Managed Volatility Equity Fund (formerly SFT Advantus Managed Volatility Equity Fund), SFT Real Estate Securities Fund (formerly SFT Advantus Real Estate Securities Fund), SFT T. Rowe Price Value Fund, and SFT Wellington Core Equity Fund (collectively, the Funds), including the schedule of investments in securities, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

  /s/KPMG LLP

We have served as the auditor of one or more Securian Funds Trust investment companies since 1985.

Minneapolis, Minnesota
February 26, 2019

SFT Core Bond Fund
(formerly SFT Advantus Bond Fund)
Investments in Securities

December 31, 2018

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (99.4%)
Government Obligations (35.7%)
Other Government Obligations (1.6%)
Provincial or Local Government Obligations (1.6%)
Douglas County Public Utility District No. 1, 5.450%, 09/01/40	$1,185,000	$1,379,056
Municipal Electric Authority of Georgia, 6.655%, 04/01/57	1,196,000	1,312,682
Ohio State Water Development Authority, 4.817%, 12/01/30	250,000	278,075
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,150,000	1,170,021
4.926%, 10/01/51	2,055,000	2,352,153
Texas A&M University, 4.000%, 05/15/31	325,000	336,177
		6,828,164
U.S. Government Agencies and Obligations (34.1%)
Export-Import Bank of the United States (0.1%)
Tagua Leasing LLC, 1.732%, 09/18/24	506,819	491,742
Federal Home Loan Mortgage Corporation (FHLMC) (4.7%)
2.500%, 03/01/28	541,234	535,207
2.500%, 04/01/28	189,192	187,085
2.997%, 01/25/23 (1-Month USD LIBOR + 0.650%) (b)	141,908	141,952
3.000%, 08/01/42	576,063	566,618
3.000%, 12/01/42	214,961	211,408
3.000%, 01/01/43	282,441	277,649
3.000%, 02/01/43	682,341	671,274
3.000%, 04/01/43	1,122,734	1,103,487
3.000%, 10/25/46	338,774	327,592
3.456%, 10/25/29 (1-Month USD LIBOR + 0.950%) (b)	450,000	430,588
3.500%, 10/01/25	244,708	248,163
3.500%, 05/01/32	252,123	256,712
3.500%, 03/01/42	954,939	962,022
3.500%, 08/01/42	717,842	723,164
3.500%, 05/25/45	1,344,144	1,335,112
4.000%, 02/01/20	87,168	89,240
4.000%, 09/01/40	878,790	904,144
4.000%, 11/01/40	1,641,897	1,689,369
4.000%, 02/01/41	361,979	372,451
4.000%, 03/01/41	352,656	363,067
4.500%, 04/01/23	28,903	29,916
4.500%, 09/01/40	205,141	214,795
4.500%, 01/01/41	680,164	712,170
4.500%, 02/01/41	388,976	407,282
4.500%, 03/01/41	715,179	748,835
4.500%, 04/01/41	578,180	605,385
	Principal	Value(a)
5.000%, 03/01/23	$20,809	$21,789
5.000%, 05/01/29	31,923	33,443
5.000%, 04/01/35	132,811	139,063
5.000%, 08/01/35	65,857	69,929
5.000%, 11/01/35	126,198	133,927
5.000%, 11/01/39	694,678	741,383
5.000%, 04/01/40	284,873	301,866
5.000%, 08/01/40	165,694	175,502
5.500%, 06/01/20	15,896	15,991
5.500%, 10/01/20	62,767	63,363
5.500%, 11/01/23	133,670	141,147
5.500%, 05/01/34	718,823	777,919
5.500%, 10/01/34	193,513	208,980
5.500%, 07/01/35	289,792	312,360
5.500%, 10/01/35	282,217	305,265
5.500%, 12/01/38	148,223	158,779
6.000%, 09/01/22	35,258	36,522
6.000%, 11/01/33	358,376	394,284
6.250%, 12/15/23	42,414	44,419
6.500%, 09/01/32	42,530	48,145
6.500%, 11/01/32	36,278	41,213
6.500%, 06/01/36	204,872	234,039
7.000%, 12/01/37	40,259	43,564
7.056%, 10/25/24 (1-Month USD LIBOR + 4.550%) (b)	184,675	202,101
7.306%, 05/25/28 (1-Month USD LIBOR + 4.800%) (b)	1,700,000	1,932,916
		20,692,596
Federal National Mortgage Association (FNMA) (14.9%)
2.500%, 03/01/27	312,549	308,560
2.500%, 11/01/27	520,573	512,308
2.500%, 03/01/28	342,187	337,601
2.500%, 07/01/28	463,264	457,054
3.000%, 06/01/22	129,367	130,344
3.000%, 09/01/22	80,904	81,509
3.000%, 11/01/27	227,568	228,277
3.000%, 06/01/28	194,879	195,008
3.000%, 01/17/34 (c)	6,080,000	6,064,919
3.000%, 09/01/42	154,148	151,640
3.000%, 03/01/43	114,042	112,094
3.000%, 01/01/46	496,214	484,218
3.000%, 01/14/49 (c)	4,570,000	4,454,398
3.500%, 11/01/25	265,335	268,973
3.500%, 01/01/26	325,333	329,761
3.500%, 12/01/32	208,627	212,502
3.500%, 11/01/40	609,712	614,312
3.500%, 01/01/41	689,162	694,540
3.500%, 02/01/41	981,291	988,950
3.500%, 04/01/41	374,848	377,580
3.500%, 11/01/41	2,495,919	2,515,395
3.500%, 12/01/41	634,200	639,146
3.500%, 05/01/42	243,515	245,413
3.500%, 01/01/43	605,025	609,744
3.500%, 02/01/43	527,115	532,023
3.500%, 05/01/43	1,976,579	1,991,676
3.500%, 01/14/49 (c)	11,675,000	11,672,948
4.000%, 06/25/23	90,708	90,540
4.000%, 12/01/40	137,135	141,010

See accompanying notes to financial statements.

SFT Core Bond Fund
(formerly SFT Advantus Bond Fund)
Investments in Securities – continued

	Principal	Value(a)
4.000%, 04/01/41	$1,309,854	$1,347,635
4.000%, 09/01/41	573,733	589,945
4.000%, 11/01/41	279,325	287,219
4.000%, 06/01/42	749,199	770,357
4.000%, 09/01/43	450,522	460,909
4.000%, 01/14/49 (c)	8,745,000	8,914,434
4.500%, 04/01/21	1,955	1,997
4.500%, 11/01/23	23,758	24,597
4.500%, 04/01/25	48,368	49,797
4.500%, 05/25/34	537,000	580,791
4.500%, 05/01/35	291,764	303,760
4.500%, 07/01/35	528,199	549,511
4.500%, 09/01/37	188,133	195,932
4.500%, 06/01/39	195,937	205,180
4.500%, 04/01/41	1,585,688	1,664,387
4.500%, 07/01/41	1,398,809	1,464,265
4.500%, 07/01/47	485,381	506,222
5.000%, 10/01/20	20,463	20,820
5.000%, 06/25/23	85,151	87,213
5.000%, 07/01/23	61,985	64,931
5.000%, 11/01/33	212,504	225,626
5.000%, 03/01/34	217,958	231,414
5.000%, 05/01/34	52,939	56,211
5.000%, 12/01/34	233,466	247,894
5.000%, 07/01/35	206,689	219,448
5.000%, 08/01/35	66,191	70,246
5.000%, 03/01/38	97,478	103,596
5.000%, 04/01/38	148,120	155,589
5.000%, 06/01/39	140,248	150,064
5.000%, 12/01/39	493,989	529,242
5.000%, 06/01/40	73,984	78,691
5.000%, 04/01/41	426,252	454,412
5.500%, 08/01/23	38,086	40,295
5.500%, 02/01/24	55,659	58,887
5.500%, 04/01/33	667,790	720,040
5.500%, 05/01/33	13,692	14,720
5.500%, 12/01/33	80,072	86,427
5.500%, 01/01/34	156,168	168,180
5.500%, 02/01/34	155,423	167,139
5.500%, 03/01/34	255,201	275,432
5.500%, 04/01/34	165,864	178,515
5.500%, 05/01/34	7,122	7,562
5.500%, 09/01/34	205,363	219,559
5.500%, 10/01/34	63,274	68,148
5.500%, 01/01/35	102,106	109,839
5.500%, 02/01/35	279,083	297,796
5.500%, 04/01/35	254,450	273,662
5.500%, 06/01/35	43,436	46,147
5.500%, 08/01/35	163,549	176,017
5.500%, 10/01/35	351,009	377,463
5.500%, 11/01/35	83,369	89,785
5.500%, 09/01/36	141,095	151,953
5.500%, 12/01/39	97,499	105,009
6.000%, 08/01/23	46,027	47,431
6.000%, 09/01/32	15,720	17,261
6.000%, 10/01/32	462,712	507,694
6.000%, 11/01/32	398,338	437,463
6.000%, 03/01/33	465,113	510,599
6.000%, 04/01/33	35,485	38,099
6.000%, 12/01/33	135,782	148,078
6.000%, 08/01/34	48,040	52,255
6.000%, 09/01/34	29,297	31,932
6.000%, 11/01/34	13,412	14,391
6.000%, 12/01/34	117,664	128,351
	Principal	Value(a)
6.000%, 11/01/36	$12,945	$14,125
6.000%, 01/01/37	142,182	154,964
6.000%, 08/01/37	80,384	87,554
6.000%, 12/01/37	14,423	15,476
6.000%, 10/01/38	179,480	198,398
6.156%, 09/25/29 (1-Month USD LIBOR + 3.650%) (b)	250,000	265,417
6.500%, 11/01/23	33,219	34,614
6.500%, 12/01/31	71,917	81,420
6.500%, 02/01/32	224,118	253,293
6.500%, 04/01/32	160,258	181,219
6.500%, 05/01/32	42,528	46,482
6.500%, 07/01/32	314,826	355,811
6.500%, 08/01/32	120,226	135,175
6.500%, 09/01/32	78,125	87,487
6.500%, 10/01/32	119,023	133,943
6.500%, 09/01/34	10,577	11,520
6.500%, 11/01/34	7,007	7,784
6.500%, 03/01/35	89,051	100,507
6.500%, 02/01/36	14,884	15,983
6.500%, 09/01/37	80,725	87,765
6.500%, 11/01/37	64,125	71,890
6.906%, 01/25/24 (1-Month USD LIBOR + 4.400%) (b)	100,000	110,549
7.000%, 07/01/31	66,567	76,363
7.000%, 09/01/31	204,026	229,834
7.000%, 11/01/31	211,720	236,405
7.000%, 02/01/32	99,798	112,586
7.000%, 03/01/32	19,405	22,269
7.000%, 07/01/32	77,794	86,620
7.000%, 10/01/37	15,841	16,453
7.500%, 07/25/22	33,163	34,190
7.500%, 04/01/31	92,198	100,815
7.500%, 05/01/31	21,452	23,579
		65,011,397
Government National Mortgage Association (GNMA) (3.4%)
0.017%, 06/17/45 (b) (d)	403,206	209
0.643%, 07/16/40 (b) (d)	206,836	2
1.000%, 12/20/42	126,500	117,472
3.000%, 03/15/45	1,458,397	1,437,561
3.000%, 04/15/45	2,624,222	2,586,730
3.000%, 05/15/45	123,737	121,993
3.250%, 04/20/33	176,327	176,673
3.250%, 03/20/35	1,116,834	1,119,028
3.250%, 11/20/35	622,946	623,248
3.250%, 01/20/36	1,092,539	1,093,067
3.500%, 11/15/40	90,546	91,685
3.500%, 04/20/46	1,101,119	1,107,976
3.500%, 01/23/49 (c)	600,000	603,703
3.750%, 03/20/46	924,830	939,089
4.000%, 07/20/31	384,444	396,895
4.000%, 04/20/39	243,370	251,215
4.000%, 12/20/40	792,392	817,205
4.000%, 01/15/41	53,158	54,805
4.000%, 02/15/41	389,230	402,478
4.000%, 10/15/41	280,512	289,330
4.000%, 12/20/44	146,585	151,208
4.500%, 06/15/40	271,747	286,478
5.000%, 05/15/33	80,270	85,043
5.000%, 12/15/39	99,586	106,093
5.000%, 01/15/40	1,076,947	1,126,575

See accompanying notes to financial statements.

SFT Core Bond Fund
(formerly SFT Advantus Bond Fund)
Investments in Securities – continued

	Principal	Value(a)
5.000%, 07/15/40	$331,886	$347,360
5.500%, 07/15/38	258,045	277,154
5.500%, 10/15/38	381,768	420,729
8.500%, 10/15/22	8,933	8,950
		15,039,954
U.S. Treasury (11.0%)
U.S. Treasury Bond 3.000%, 08/15/48	19,695,000	19,601,910
5.375%, 02/15/31 (e)	5,115,000	6,498,448
U.S. Treasury Note 2.250%, 02/15/27 (e)	150,000	145,652
2.750%, 08/15/21	1,025,000	1,031,927
2.750%, 08/31/25	3,000,000	3,029,297
2.750%, 02/15/28	200,000	201,031
2.875%, 10/31/20	650,000	654,062
2.875%, 11/30/23	8,015,000	8,154,636
3.000%, 09/30/25	2,680,000	2,748,780
3.125%, 11/15/28	5,830,000	6,047,259
		48,113,002
Vendee Mortgage Trust (0.0%)
Vendee Mortgage Trust, 7.793%, 02/15/25	34,133	36,726
Total government obligations (cost: $153,494,181)		156,213,581
Asset-Backed Securities (13.0%)
AXIS Equipment Finance Receivables IV LLC, 3.240%, 12/20/23 (f)	2,149,999	2,145,686
Bank of The West Auto Trust, 3.210%, 04/15/25 (g)	893,000	872,377
Bear Stearns Asset Backed Securities Trust, 3.290%, 02/25/34 (1-Month USD LIBOR + 0.975%) (b)	361,951	360,805
CarMax Auto Owner Trust 2.160%, 08/16/21	1,300,000	1,288,957
2.950%, 11/15/23	1,950,000	1,914,670
Chase Funding Trust 2.875%, 02/25/33 (1-Month USD LIBOR + 0.560%) (b)	155,233	149,200
3.146%, 08/25/32 (1-Month USD LIBOR + 0.640%) (b)	120,225	117,696
Chesapeake Funding II LLC 3.260%, 11/15/29 (g)	375,000	371,476
3.380%, 08/15/29 (g)	275,000	273,608
3.710%, 05/15/29 (g)	100,000	100,316
3.570%, 04/15/30 (g)	1,200,000	1,202,346
Commonbond Student Loan Trust 2.550%, 05/25/41 (g)	577,368	558,790
5.280%, 05/25/41 (g)	80,875	83,259
Commonbond Student Loan Trust 2018-A-GS, 3.006%, 02/25/44 (1-Month USD LIBOR + 0.50%) (b) (g)	1,235,782	1,222,746
CountryPlace Manufactured Housing Contract Trust, 5.200%, 12/15/35 (b) (g)	1,605,269	1,640,777
	Principal	Value(a)
Countrywide Asset-Backed Certificates, 5.934%, 05/25/37 (b)	$1,367,308	$1,389,921
DT Auto Owner Trust 2015-3, 4.530%, 10/17/22 (g)	412,088	414,152
Earnest Student Loan Program LLC 2.650%, 01/25/41 (g)	290,393	288,015
2.720%, 01/25/41 (g)	527,011	522,310
3.020%, 05/25/34 (g)	699,839	693,583
Entergy Gulf States Reconstruction Funding 1 LLC, 5.930%, 06/29/22	355,055	367,764
Exeter Automobile Receivables Trust 2015-3, 6.550%, 10/17/22 (g)	2,000,000	2,072,640
Exeter Automobile Receivables Trust 2016-2, 8.250%, 04/17/23 (g)	1,800,000	1,901,562
FAN Engine Securitization, Ltd., 3.000%, 10/15/19 (f) (h) (i)	130,136	129,447
FirstEnergy Ohio PIRB Special Purpose Trust, 1.726%, 01/15/22	83,762	83,464
Foursight Capital Automobile Receivables Trust 2.340%, 01/15/21 (g)	43,213	43,087
3.710%, 01/18/22 (g)	1,485,000	1,470,309
GM Financial Consumer Automobile Receivables Trust, 2.770%, 07/17/23	800,000	791,633
Home Partners of America 2018-1 Trust, 3.355%, 07/17/37 (1-Month USD LIBOR + 0.90%) (b) (g)	2,179,117	2,160,760
Invitation Homes 2018-SFR1 Trust 3.705%, 03/17/37 (1-Month USD LIBOR + 1.25%) (b) (g)	3,500,000	3,461,088
3.905%, 03/17/37 (1-Month USD LIBOR + 1.45%) (b) (g)	1,000,000	990,048
Invitation Homes 2018-SFR3 Trust 3.455%, 07/17/37 (1-Month USD LIBOR + 1.00%) (b) (g)	2,141,868	2,129,487
4.105%, 07/17/37 (1-Month USD LIBOR + 1.65%) (b) (g)	1,500,000	1,492,472
Invitation Homes 2018-SFR4 Trust, 3.855%, 01/17/38 (1-Month USD LIBOR + 1.40%) (b) (g)	4,300,000	4,260,109
Invitation Homes Trust, 3.735%, 06/17/37 (1-Month USD LIBOR + 1.28%) (b) (g)	1,500,000	1,487,040
Lehman ABS Manufactured Housing Contract Trust, 5.873%, 04/15/40	11,692	11,738

See accompanying notes to financial statements.

SFT Core Bond Fund
(formerly SFT Advantus Bond Fund)
Investments in Securities – continued

	Principal	Value(a)
Morgan Stanley Dean Witter Capital I, Inc., 3.066%, 08/25/32 (1-Month USD LIBOR + 0.560%) (b)	$178,343	$170,198
Progress Residential 2018-SFR1 Trust, 3.684%, 03/17/35 (g)	500,000	492,503
Progress Residential Trust, 3.565%, 08/17/34 (g)	1,525,000	1,500,318
Saxon Asset Securities Trust, 2.855%, 03/25/35 (1-Month USD LIBOR + 0.540%) (b)	270,238	251,180
Sofi Professional Loan Program 2017-F LLC, 2.840%, 01/25/41 (g)	1,500,000	1,466,216
Sofi Professional Loan Program 2018-A LLC, 2.950%, 02/25/42 (g)	1,200,000	1,178,731
Towd Point Mortgage Trust 3.000%, 06/25/58 (b) (g)	4,129,048	4,014,337
3.750%, 04/25/55 (b) (g)	1,155,000	1,143,754
4.481%, 11/25/57 (b) (g)	3,154,000	3,304,818
Volvo Financial Equipment LLC Series 2018-1, 3.060%, 12/15/25 (g)	1,300,000	1,298,023
Westlake Automobile Receivables Trust 2018-1, 2.920%, 05/15/23 (g)	3,000,000	2,972,039
Wheels SPV 2 LLC, 1.870%, 05/20/25 (g)	450,000	446,463
Total asset-backed securities (cost: $57,107,115)		56,701,918
Other Mortgage-Backed Securities (12.4%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (5.6%)
Agate Bay Mortgage Trust, 3.818%, 01/25/45 (b) (g)	251,099	249,892
Bear Stearns Mortgage Securities, Inc., 8.000%, 11/25/29	99,067	60,092
Bellemeade Re 2018-1, Ltd., 4.106%, 04/25/28 (1-Month USD LIBOR + 1.60%) (b) (g) (i)	2,250,000	2,249,997
Bellemeade Re 2018-3, Ltd., 4.356%, 10/25/27 (1-Month USD LIBOR + 1.85%) (b) (f)	3,800,000	3,793,953
Citigroup Mortgage Loan Trust, Inc., 3.000%, 09/25/64 (b) (g)	447,795	444,059
COLT 2018-3 Mortgage Loan Trust, 3.692%, 10/26/48 (b) (f)	2,206,138	2,203,781
Credit-Based Asset Servicing and Securitization LLC, 6.250%, 10/25/36 (g) (j)	19,111	19,065
CSMC Trust, 3.500%, 06/25/47 (b) (g)	2,550,000	2,456,167
GS Mortgage-Backed Securities Trust, 3.116%, 07/25/44 (b) (g)	2,802,335	2,719,475
	Principal	Value(a)
JP Morgan Mortgage Trust 3.368%, 10/25/46 (b) (g)	$320,425	$301,965
3.418%, 06/25/29 (b) (g)	260,928	259,463
3.644%, 05/25/43 (b) (g)	366,008	357,700
JPMorgan Mortgage Trust, 4.609%, 11/25/33 (b)	150,645	147,443
Mellon Residential Funding Corp., 6.750%, 06/25/28	6,031	6,040
Prudential Home Mortgage Securities 7.683%, 09/28/24 (b) (g)	586	537
7.900%, 04/28/22 (g)	3,411	3,311
PSMC Trust, 3.500%, 02/25/48 (b) (g)	4,162,625	4,109,456
Seasoned Credit Risk Transfer Trust 4.000%, 07/25/56 (b)	2,602,000	2,535,717
4.000%, 08/25/56 (b) (g)	1,200,000	1,146,946
Sequoia Mortgage Trust 3.196%, 11/25/30 (b) (f)	696,649	688,208
3.715%, 07/25/45 (b) (g)	456,959	457,102
3.876%, 01/25/45 (b) (g)	379,386	382,258
Structured Asset Mortgage Investments, Inc., 0.988%, 05/02/30 (b)	10,476	1,405
		24,594,032
Commercial Mortgage-Backed Securities (6.8%)
Banc of America Re-Remic Trust, 4.185%, 08/15/46 (b) (g)	1,350,000	1,345,671
BB-UBS Trust, 4.026%, 11/05/36 (b) (g)	1,000,000	985,741
CFCRE Commercial Mortgage Trust, 3.839%, 12/10/54	500,000	504,113
Citigroup Commercial Mortgage Trust 2018-TBR, 3.285%, 12/15/36 (1-Month USD LIBOR + 0.83%) (b) (f)	4,000,000	3,960,564
CSMC Trust, 3.304%, 09/15/37 (g)	400,000	396,867
Hometown Commercial Mortgage, 6.057%, 06/11/39 (f)	28,292	17,258
Irvine Core Office Trust, 2.068%, 05/15/48 (g)	238,631	233,812
JPMCC Commercial Mortgage Securities Trust, 3.723%, 03/15/50	1,000,000	1,006,470
JPMorgan Chase Commercial Mortgage Securities Corp., 1.843%, 12/05/27 (b) (d) (f)	3,285,732	56,814
Morgan Stanley Bank of America Merrill Lynch Trust, 3.720%, 12/15/49	225,000	226,445
Morgan Stanley Capital I Trust, 3.451%, 08/05/34 (g)	700,000	693,333
One Market Plaza Trust, 3.614%, 02/10/32 (g)	2,500,000	2,510,336
UBS Commercial Mortgage Trust 3.580%, 12/15/50	3,500,000	3,464,712
3.724%, 06/15/50	5,500,000	5,359,684
4.061%, 12/15/50 (b)	1,505,000	1,516,999

See accompanying notes to financial statements.

SFT Core Bond Fund
(formerly SFT Advantus Bond Fund)
Investments in Securities – continued

	Principal	Value(a)
Vornado DP LLC, 4.004%, 09/13/28 (g)	$1,475,000	$1,502,815
Wells Fargo Commercial Mortgage Trust 2.814%, 08/15/49	2,705,000	2,513,432
3.184%, 04/15/50	1,544,000	1,520,194
3.637%, 06/15/48	1,905,000	1,922,282
		29,737,542
Total other mortgage-backed Securities (cost: $55,763,620)		54,331,574
Corporate Obligations (38.3%)
Communications (0.9%)
Telecommunication (0.9%)
Crown Castle Towers LLC, 3.222%, 05/15/42 (g)	2,375,000	2,335,504
Verizon Communications, Inc., 3.716%, 05/15/25 (3-Month USD LIBOR + 1.10%) (b)	1,500,000	1,454,443
		3,789,947
Consumer Cyclical (2.8%)
Airlines (0.3%)
US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/23	1,137,374	1,172,106
Auto/Truck Parts & Equipment-Original (1.8%)
General Motors Financial Co., Inc. 2.400%, 05/09/19	1,675,000	1,668,705
3.258%, 04/09/21 (3-Month USD LIBOR + 0.85%) (b)	1,650,000	1,612,446
Hyundai Capital America, 3.750%, 07/08/21 (g)	2,675,000	2,667,084
Lear Corp. 5.250%, 01/15/25	915,000	939,935
5.375%, 03/15/24	920,000	946,392
		7,834,562
Retail (0.7%)
The Home Depot, Inc., 4.500%, 12/06/48	3,150,000	3,252,027
Consumer, Non-cyclical (2.1%)
Beverages (0.6%)
Bacardi, Ltd., 5.300%, 05/15/48 (g) (i)	3,000,000	2,708,298
Consumer Products — Miscellaneous (0.2%)
Newell Brands, Inc., 5.000%, 11/15/23	860,000	875,031
Drugstore Chains (1.0%)
CVS Pass-Through Trust 5.298%, 01/11/27 (g)	1,096,187	1,115,480
5.880%, 01/10/28	375,065	395,268
6.036%, 12/10/28	2,239,050	2,383,718
6.943%, 01/10/30	561,777	624,112
		4,518,578
	Principal	Value(a)
Pharmaceuticals (0.3%)
McKesson Corp., 3.650%, 11/30/20	$1,275,000	$1,281,097
Energy (3.8%)
Oil, Gas & Consumable Fuels (0.5%)
Marathon Petroleum Corp., 5.850%, 12/15/45	2,270,000	2,241,175
Pipelines (3.3%)
Cheniere Energy Partners L.P., 5.250%, 10/01/25	2,000,000	1,865,000
Energy Transfer Operating L.P., 6.250%, 02/15/23 (b)	1,810,000	1,514,744
Enterprise Products Operating LLC, 5.516%, 06/01/67 (3-Month USD LIBOR + 2.778%) (b)	2,180,000	1,940,200
EQM Midstream Partners L.P., 6.500%, 07/15/48	2,125,000	2,092,246
MPLX L.P., 5.500%, 02/15/49	1,700,000	1,653,613
Sunoco Logistics Partners Operations L.P. 5.400%, 10/01/47	850,000	770,275
6.850%, 02/15/40	2,150,000	2,266,370
Tennessee Gas Pipeline Co. LLC, 8.375%, 06/15/32	1,850,000	2,229,572
		14,332,020
Financial (12.3%)
Banks (7.9%)
Bank of America Corp., 3.352%, 02/05/26 (3-Month USD LIBOR + 0.77%) (b)	4,000,000	3,781,553
Barclays PLC, 4.039%, 01/10/23 (3-Month USD LIBOR + 1.625%) (b) (i)	3,300,000	3,218,435
Citigroup, Inc., 4.400%, 06/10/25	1,500,000	1,467,966
Citizens Bank NA/Providence, 3.753%, 03/29/23 (3-Month USD LIBOR + 0.95%) (b)	3,150,000	3,119,457
Compass Bank 3.500%, 06/11/21	850,000	847,631
3.875%, 04/10/25	2,500,000	2,396,561
Discover Bank 3.450%, 07/27/26	1,900,000	1,742,293
8.700%, 11/18/19	322,000	335,835
HSBC Holdings PLC, 3.262%, 03/13/23 (3-Month USD LIBOR + 1.055%) (b) (i)	1,875,000	1,834,983
JPMorgan Chase & Co. 3.540%, 05/01/28 (3-Month USD LIBOR + 1.380%) (b)	1,500,000	1,430,080
5.000%, 07/01/19 (3-Month USD LIBOR + 3.320%) (b)	1,700,000	1,640,500
5.990%, 01/30/19 (3-Month USD LIBOR + 3.470%) (b)	1,076,000	1,061,205

See accompanying notes to financial statements.

SFT Core Bond Fund
(formerly SFT Advantus Bond Fund)
Investments in Securities – continued

	Principal	Value(a)
Morgan Stanley 3.125%, 07/27/26	$800,000	$739,707
3.811%, 05/08/24 (3-Month USD LIBOR + 1.220%) (b)	3,600,000	3,546,360
5.450%, 07/15/19 (3-Month USD LIBOR + 3.610%) (b)	1,870,000	1,818,799
5.500%, 07/28/21	740,000	775,509
Synovus Financial Corp., 3.125%, 11/01/22	2,580,000	2,434,849
US Bancorp, 5.300%, 04/15/27 (3-Month USD LIBOR + 2.914%) (b)	800,000	752,000
Wells Fargo & Co., 3.000%, 10/23/26	1,100,000	1,018,297
Zions Bancorp NA, 3.500%, 08/27/21	650,000	647,985
		34,610,005
Diversified Financial Services (1.2%)
Block Financial LLC, 4.125%, 10/01/20	2,050,000	2,067,004
DY7 Leasing LLC, 2.578%, 12/10/25	145,833	144,950
Export Leasing 2009 LLC, 1.859%, 08/28/21	72,250	71,382
Helios Leasing I LLC 1.825%, 05/16/25	85,370	82,792
2.018%, 05/29/24	126,910	124,370
Nuveen LLC, 4.000%, 11/01/28 (g)	500,000	515,213
The Charles Schwab Corp., 4.625%, 03/01/22 (3-Month USD LIBOR + 3.315%) (b)	2,200,000	2,013,000
Union 16 Leasing LLC, 1.863%, 01/22/25	136,730	133,017
		5,151,728
Insurance (2.1%)
AXA Equitable Holdings, Inc., 5.000%, 04/20/48 (g)	2,270,000	2,013,562
Liberty Mutual Group, Inc., 5.693%, 03/15/37 (3-Month USD LIBOR + 2.905%) (b) (g)	3,250,000	3,022,500
Teachers Insurance & Annuity Association of America, 4.270%, 05/15/47 (g)	2,500,000	2,392,812
Unum Group, 5.750%, 08/15/42	1,975,000	1,968,372
		9,397,246
Real Estate Investment Trust — Health Care (0.6%)
Ventas Realty L.P., 3.100%, 01/15/23	2,500,000	2,437,758
Real Estate Investment Trust — Office Property (0.4%)
SL Green Operating Partnership L.P., 3.609%, 08/16/21 (3-Month USD LIBOR + 0.98%) (b)	2,000,000	1,991,459
	Principal	Value(a)
Real Estate Investment Trust — Residential (0.1%)
UDR, Inc., 4.000%, 10/01/25	$400,000	$398,758
Health Care (1.3%)
Health Care Providers & Services (0.7%)
NYU Langone Hospitals, 4.428%, 07/01/42	1,480,000	1,494,392
Sinai Health System, 3.034%, 01/20/36	1,405,000	1,374,264
		2,868,656
Medical Products/Supplies (0.6%)
Bio-Rad Laboratories, Inc., 4.875%, 12/15/20	2,700,000	2,768,495
Industrials (1.2%)
Aerospace & Defense (0.2%)
Spirit AeroSystems, Inc., 3.950%, 06/15/23	925,000	922,248
Electrical Equipment (0.4%)
Keysight Technologies, Inc., 3.300%, 10/30/19	1,500,000	1,495,456
Machinery (0.4%)
Wabtec Corp., 3.838%, 09/15/21 (3-Month USD LIBOR + 1.05%) (b)	1,925,000	1,925,307
Trucking & Leasing (0.2%)
GATX Corp., 4.550%, 11/07/28	1,070,000	1,055,227
Technology (1.0%)
Computers (0.7%)
Dell International LLC/ EMC Corp, 8.350%, 07/15/46 (g)	980,000	1,061,135
Dell International LLC/ EMC Corp., 5.450%, 06/15/23 (g)	1,790,000	1,821,576
		2,882,711
Semicon Compo-Intg Circu (0.3%)
NXP BV / NXP Funding LLC, 5.350%, 03/01/26 (g) (i)	1,400,000	1,423,800
Transportation (5.9%)
Airlines (4.9%)
Air Canada 2015 -1 Class C Pass Through Trust, 5.000%, 03/15/20 (g) (i)	2,600,000	2,613,000
Air Canada 2017-1 Class A Pass Through Trust, 3.550%, 07/15/31 (g) (i)	2,175,000	2,078,031
America West Airlines 2000-1 Pass Through Trust, 8.057%, 01/02/22	509,366	534,834
American Airlines 2013-1 Class B Pass Through Trust, 5.625%, 07/15/22 (g)	1,698,364	1,711,102
American Airlines 2013-2 Class B Pass Through Trust, 5.600%, 01/15/22 (g)	1,357,840	1,368,024

See accompanying notes to financial statements.

SFT Core Bond Fund
(formerly SFT Advantus Bond Fund)
Investments in Securities – continued

	Principal	Value(a)
American Airlines 2015-1 Class B Pass Through Trust, 3.700%, 11/01/24	$1,463,518	$1,411,124
American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/25	444,764	457,837
British Airways 2013-1 Class B Pass Through Trust, 5.625%, 12/20/21 (g)	229,971	233,121
Continental Airlines 2009-2 Class A Pass Through Trust, 7.250%, 05/10/21	1,177,097	1,208,761
Continental Airlines 2012-1 Class B Pass Through Trust, 6.250%, 10/11/21	663,840	674,130
Delta Air Lines 2012-1 Class A Pass Through Trust, 4.750%, 11/07/21	347,991	352,272
Delta Air Lines 2012-1 Class B Pass Through Trust, 6.875%, 11/07/20 (g)	789,472	799,569
Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/25	1,473,019	1,488,427
Hawaiian Airlines 2013-1 Class B Pass Through Certificates, 4.950%, 07/15/23	2,057,467	2,052,118
United Airlines 2014-1 Class B Pass Through Trust, 4.750%, 10/11/23	475,754	476,943
United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/24	1,976,148	1,965,674
US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/22	1,292,568	1,350,574
Virgin Australia 2013-1A Pass Through Trust, 5.000%, 04/23/25 (g) (i)	506,224	512,704
Virgin Australia 2013-1B Pass Through Trust, 6.000%, 04/23/22 (g) (i)	292,380	296,619
		21,584,864
Transport — Rail (1.0%)
BNSF Funding Trust I, 6.613%, 12/15/55 (3-Month USD LIBOR + 2.350%) (b)	3,785,000	4,078,337
Utilities (7.0%)
Electric Companies (0.4%)
Indianapolis Power & Light Co., 4.700%, 09/01/45 (g)	1,900,000	1,882,467
Electric Utilities (5.8%)
Avangrid, Inc., 3.150%, 12/01/24	1,925,000	1,857,606
Cleco Corporate Holdings LLC 3.743%, 05/01/26	1,125,000	1,073,188
4.973%, 05/01/46	1,000,000	977,938
	Shares/ Principal	Value(a)
Entergy Mississippi LLC, 3.250%, 12/01/27	$1,100,000	$1,051,256
Entergy Texas, Inc., 3.450%, 12/01/27	1,885,000	1,806,433
Eversource Energy, 3.800%, 12/01/23	3,575,000	3,609,431
FirstEnergy Transmission LLC, 5.450%, 07/15/44 (g)	2,000,000	2,172,705
IPALCO Enterprises, Inc. 3.450%, 07/15/20	1,400,000	1,398,219
3.700%, 09/01/24	1,175,000	1,143,861
Mississippi Power Co., 3.472%, 03/27/20 (3-Month USD LIBOR + 0.65%) (b)	700,000	698,816
Pennsylvania Electric Co., 3.250%, 03/15/28 (g)	1,225,000	1,146,515
PPL Capital Funding, Inc., 5.468%, 03/30/67 (3-Month USD LIBOR + 2.665%) (b)	4,500,000	3,892,500
Southern Power Co., 4.950%, 12/15/46	2,450,000	2,284,577
The Cleveland Electric Illuminating Co., 3.500%, 04/01/28 (g)	1,000,000	952,643
WEC Energy Group, Inc., 4.729%, 05/15/67 (3-Month USD LIBOR + 2.113%) (b)	1,750,000	1,427,842
		25,493,530
Gas Utilities (0.8%)
Southern Co. Gas Capital Corp. 3.875%, 11/15/25	2,630,000	2,595,939
4.400%, 05/30/47	775,000	724,716
		3,320,655
Total corporate obligations (cost: $172,395,557)		167,693,548
Total long-term debt securities (cost: $438,760,473)		434,940,621
Short-Term Securities (7.3%)
Investment Companies (7.3%)
State Street Institutional U.S. Government Money Market Fund, current rate 2.270% (k)	32,158,327	32,158,327
Total short-term securities (cost: $32,158,327)		32,158,327
Total investments in securities (cost: $470,918,800) (l)		467,098,948
Liabilities in excess of cash and other assets (-6.7%)		(29,229,592)
Total net assets (100.0%)		$437,869,356

See accompanying notes to financial statements.

SFT Core Bond Fund
(formerly SFT Advantus Bond Fund)
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Variable rate security.

(c)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2018 the total cost of investments issued on a when-issued or forward commitment basis was $31,339,308.

(d)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(e)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2018, securities with an aggregate market value of $732,336 has been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
10 Year U.S. Ultra	March 2019	175	Short	$(22,059,321)	$(22,763,672)	$(704,351)
5 Year U.S. Treasury Note	March 2019	196	Long	22,113,256	22,478,750	365,494
U.S. Long Bond	March 2019	272	Long	37,900,760	39,712,000	1,811,240
U.S. Ultra Bond	March 2019	69	Short	(10,502,968)	(11,085,281)	(582,313)
					$28,341,797	$890,070

(f)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be illiquid.

(g)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(h)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(i)  Foreign security: The Fund held 3.9% of net assets in foreign securities at December 31, 2018.

(j)  Step rate security.

(k)  All or a portion of the security segregated to cover when-issued purchase commitments outstanding or extended settlement trades as of December 31, 2018.

(l)  At December 31, 2018 the cost of investments for federal income tax purposes was $471,977,149. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$5,918,830
Gross unrealized depreciation	(9,906,961)
Net unrealized depreciation	$(3,988,131)
See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
(formerly SFT Advantus Dynamic Managed Volatility Fund)
Investments in Securities

December 31, 2018

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (39.0%)
Government Obligations (4.0%)
U.S. Government Agencies and Obligations (4.0%)
Federal Home Loan Mortgage Corporation (FHLMC) (0.2%)
3.000%, 09/01/43	$138,899	$136,566
3.500%, 10/01/44	236,124	237,327
3.500%, 11/01/44	233,366	234,423
3.500%, 12/01/44	244,001	245,036
		853,352
Federal National Mortgage Association (FNMA) (0.2%)
3.000%, 04/01/43	220,011	216,254
3.000%, 05/01/43	92,639	91,050
3.000%, 06/01/43	281,138	276,255
3.500%, 08/01/42	119,773	120,703
3.500%, 02/01/43	131,779	133,006
		837,268
U.S. Treasury (3.6%)
U.S. Treasury Note, 2.625%, 12/15/21	15,000,000	15,067,383
Total government obligations (cost: $16,643,528)		16,758,003
Asset-Backed Security (0.2%)
Longtrain Leasing III LLC 2015-1A Class A2, 4.060%, 01/15/45 (b)	1,000,000	1,005,475
Total asset-backed securities (cost: $999,591)		1,005,475
Other Mortgage-Backed Securities (0.3%)
Commercial Mortgage-Backed Securities (0.3%)
CSMC Mortgage Trust, 4.138%, 11/15/37 (c) (d)	1,000,000	1,011,072
Total Other Mortgage-Backed Securities (cost: $1,007,345)		1,011,072
Corporate Obligations (34.5%)
Basic Materials (0.3%)
Chemicals (0.2%)
Nutrien, Ltd., 3.000%, 04/01/25 (e)	1,000,000	925,406
Mining (0.1%)
BHP Billiton Finance USA, Ltd. 2.875%, 02/24/22 (e)	122,000	121,044
Communications (1.5%)
Cable/Satellite TV (0.5%)
Comcast Corp. 4.200%, 08/15/34 (f)	500,000	482,099
4.650%, 07/15/42	250,000	247,379
6.400%, 05/15/38	1,000,000	1,173,129
		1,902,607
	Principal	Value(a)
Internet & Catalog Retail (0.2%)
Amazon.com, Inc., 3.875%, 08/22/37	$1,000,000	$965,755
Media (0.4%)
CBS Corp. 3.500%, 01/15/25	750,000	714,861
4.000%, 01/15/26	250,000	242,206
Warner Media LLC, 4.850%, 07/15/45	1,000,000	897,270
		1,854,337
Telecommunication (0.3%)
Crown Castle Towers LLC, 3.663%, 05/15/45 (c)	1,000,000	971,460
Vodafone Group PLC, 4.125%, 05/30/25 (e)	500,000	493,945
		1,465,405
Wireless Telecommunication Services (0.1%)
Rogers Communications, Inc., 4.100%, 10/01/23 (e)	250,000	254,905
Communication Services (0.7%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc. 4.100%, 02/15/28	803,000	772,146
4.350%, 06/15/45	250,000	211,267
4.500%, 05/15/35	1,000,000	897,802
Verizon Communications, Inc., 5.250%, 03/16/37	1,000,000	1,041,666
		2,922,881
Consumer Cyclical (1.0%)
Auto/Truck Parts & Equipment-Original (0.1%)
Harley-Davidson Financial Services, Inc., 3.550%, 05/21/21 (b)	575,000	576,081
Food & Staples Retailing (0.2%)
The Kroger Co., 4.450%, 02/01/47	1,000,000	876,143
Home Furnishings (0.3%)
Harman International Industries, Inc., 4.150%, 05/15/25	1,000,000	1,002,026
Retail (0.4%)
AutoZone, Inc., 3.250%, 04/15/25	1,000,000	952,085
Target Corp., 3.500%, 07/01/24	750,000	755,001
		1,707,086
Consumer Staples (1.2%)
Beverages (0.1%)
The Coca-Cola Co., 3.200%, 11/01/23 (f)	500,000	501,555

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
(formerly SFT Advantus Dynamic Managed Volatility Fund)
Investments in Securities – continued

	Principal	Value(a)
Consumer Products — Miscellaneous (0.2%)
Johnson (S.C.) & Son, Inc., 3.350%, 09/30/24 (c)	$750,000	$742,485
Food Products (0.4%)
Archer-Daniels-Midland Co., 3.750%, 09/15/47	1,000,000	903,020
General Mills, Inc., 4.150%, 02/15/43	1,000,000	856,066
		1,759,086
Household Products (0.2%)
Kimberly-Clark Corp., 3.900%, 05/04/47	1,000,000	962,267
Personal Care (0.3%)
The Estee Lauder Cos., Inc., 4.150%, 03/15/47	1,000,000	1,011,255
Consumer, Non-cyclical (1.4%)
Beverages (0.2%)
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 04/15/38	1,000,000	892,198
Commercial Service — Finance (0.1%)
Moody's Corp., 4.875%, 02/15/24	250,000	263,054
Diagnostic Equipment (0.5%)
Abbott Laboratories 3.875%, 09/15/25	750,000	759,439
4.750%, 11/30/36	1,000,000	1,043,936
4.750%, 04/15/43	250,000	259,253
		2,062,628
Drugstore Chains (0.0%)
CVS Pass-Through Trust, 6.943%, 01/10/30	171,274	190,278
Food (0.2%)
Tyson Foods, Inc., 5.150%, 08/15/44	1,000,000	975,741
Pharmaceuticals (0.4%)
Novartis Capital Corp., 3.400%, 05/06/24 (f)	500,000	502,851
Takeda Pharmaceutical Co., Ltd., 5.000%, 11/26/28 (b) (e)	1,000,000	1,021,360
		1,524,211
Energy (4.1%)
Oil & Gas (0.7%)
Baker Hughes a GE Co. LLC/ Baker Hughes Co-Obligor, Inc., 3.337%, 12/15/27	1,000,000	920,094
Cimarex Energy Co., 3.900%, 05/15/27	1,000,000	927,940
Valero Energy Corp., 4.350%, 06/01/28	1,000,000	990,662
		2,838,696
	Principal	Value(a)
Oil, Gas & Consumable Fuels (1.2%)
Apache Corp., 3.250%, 04/15/22	$143,000	$140,057
Chevron Corp., 3.191%, 06/24/23 (f)	250,000	249,608
EOG Resources, Inc., 2.625%, 03/15/23	250,000	240,175
Marathon Petroleum Corp., 3.625%, 09/15/24	750,000	729,783
Noble Energy, Inc., 3.900%, 11/15/24	1,000,000	968,679
Phillips 66, 4.650%, 11/15/34	1,000,000	974,012
Total Capital International SA, 3.750%, 04/10/24 (e)	750,000	758,421
Valero Energy Corp., 3.650%, 03/15/25	1,000,000	954,292
		5,015,027
Pipelines (2.2%)
Andeavor Logistics LP/ Tesoro Logistics Finance Corp., 5.250%, 01/15/25	500,000	508,983
Columbia Pipeline Group, Inc., 4.500%, 06/01/25	1,000,000	1,007,202
Energy Transfer Operating L.P., 4.900%, 03/15/35	1,000,000	895,190
Enterprise Products Operating LLC, 5.750%, 03/01/35	250,000	264,132
Florida Gas Transmission Co. LLC, 4.350%, 07/15/25 (c)	1,000,000	1,020,855
Kinder Morgan, Inc., 5.300%, 12/01/34	750,000	735,121
Magellan Midstream Partners L.P., 4.200%, 10/03/47	1,000,000	889,191
Plains All American Pipeline L.P./PAA Finance Corp., 3.850%, 10/15/23	250,000	244,600
Southern Natural Gas Co. LLC, 4.800%, 03/15/47 (c)	1,500,000	1,426,390
Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	1,000,000	970,019
Williams Companies.Inc 3.750%, 06/15/27	500,000	473,789
4.300%, 03/04/24	500,000	498,257
		8,933,729
Financial (11.1%)
Banks (4.9%)
Associated Banc-Corp., 4.250%, 01/15/25	750,000	754,142

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
(formerly SFT Advantus Dynamic Managed Volatility Fund)
Investments in Securities – continued

	Principal	Value(a)
Bank of America Corp. 3.950%, 04/21/25	$1,000,000	$968,935
4.183%, 11/25/27	1,000,000	961,166
4.244%, 04/24/37 (3-Month USD LIBOR + 1.814%) (d)	1,000,000	951,296
5.700%, 01/24/22	250,000	264,968
Bank of Montreal, 2.375%, 01/25/19 (e)	250,000	249,903
Barclays Bank PLC, 2.650%, 01/11/21 (e)	1,000,000	979,128
Capital One Financial Corp. 4.250%, 04/30/25	1,500,000	1,488,883
4.750%, 07/15/21	250,000	256,193
Citigroup, Inc., 3.300%, 04/27/25	750,000	712,243
Credit Suisse Group Funding Guernsey, Ltd., 2.750%, 03/26/20 (e)	600,000	593,527
Discover Bank 3.100%, 06/04/20	1,000,000	993,152
4.250%, 03/13/26	500,000	488,093
Fifth Third Bank, 3.950%, 07/28/25	1,000,000	1,013,403
HSBC Bank USA NA, 4.875%, 08/24/20	250,000	256,145
JPMorgan Chase & Co. 3.125%, 01/23/25	1,000,000	952,706
4.500%, 01/24/22	250,000	257,596
KeyBank NA, 3.180%, 10/15/27	1,000,000	995,626
PNC Bank NA 2.450%, 07/28/22	1,000,000	968,543
3.800%, 07/25/23	250,000	250,882
4.050%, 07/26/28	1,000,000	1,004,536
Regions Financial Corp., 3.800%, 08/14/23	2,000,000	2,003,575
Sterling Bancorp, 3.500%, 06/08/20	1,000,000	993,294
SunTrust Bank, 2.750%, 05/01/23	250,000	241,410
Synchrony Bank, 3.000%, 06/15/22	1,000,000	934,429
The Goldman Sachs Group, Inc., 3.850%, 01/26/27	1,000,000	940,647
		20,474,421
Capital Markets (0.5%)
E*TRADE Financial Corp., 2.950%, 08/24/22	1,000,000	970,154
The Bank of New York Mellon Corp., 3.442%, 02/07/27 (3-Month USD LIBOR + 1.069%) (d)	1,000,000	975,742
		1,945,896
Diversified Financial Services (1.1%)
American Express Credit Corp., 3.300%, 05/03/27	1,000,000	971,100
CME Group, Inc., 3.000%, 03/15/25	1,000,000	973,708
Discover Financial Services, 3.750%, 03/04/25	1,000,000	956,289
	Principal	Value(a)
Eaton Vance Corp., 3.500%, 04/06/27	$1,000,000	$969,045
TD Ameritrade Holding Corp., 2.950%, 04/01/22	700,000	692,491
		4,562,633
Insurance (2.0%)
American Financial Group, Inc., 4.500%, 06/15/47	1,000,000	897,308
Assured Guaranty US Holdings, Inc., 5.000%, 07/01/24	500,000	517,132
First American Financial Corp., 4.600%, 11/15/24	750,000	761,882
Liberty Mutual Group, Inc., 4.250%, 06/15/23 (c)	750,000	756,162
Manulife Financial Corp., 4.150%, 03/04/26 (e)	750,000	757,491
Marsh & McLennan Cos., Inc., 4.350%, 01/30/47	1,000,000	932,553
Metropolitan Life Global Funding I, 3.875%, 04/11/22 (c)	250,000	253,210
Old Republic International Corp., 4.875%, 10/01/24	750,000	779,585
Pacific Life Insurance Co., 4.300%, 10/24/47 (3-Month USD LIBOR + 2.796%) (c) (d)	1,000,000	878,550
StanCorp Financial Group, Inc., 5.000%, 08/15/22	750,000	781,589
The Hanover Insurance Group, Inc., 4.500%, 04/15/26	1,000,000	1,001,035
		8,316,497
Property / Casualty Insurance (0.3%)
Arch Capital Finance LLC, 4.011%, 12/15/26	1,000,000	998,552
Real Estate Investment Trust — Diversified (0.2%)
Retail Properties of America, Inc., 4.000%, 03/15/25	1,000,000	935,407
Real Estate Investment Trust — Health Care (0.7%)
Healthcare Realty Trust, Inc., 3.875%, 05/01/25	1,000,000	974,344
Healthcare Trust of America Holdings L.P., 3.750%, 07/01/27	1,000,000	952,144
Physicians Realty L.P., 4.300%, 03/15/27	1,000,000	971,062
		2,897,550
Real Estate Investment Trust — Office Property (0.1%)
Alexandria Real Estate Equities, Inc., 4.500%, 07/30/29	500,000	499,476

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
(formerly SFT Advantus Dynamic Managed Volatility Fund)
Investments in Securities – continued

	Principal	Value(a)
Real Estate Investment Trust — Residential (0.2%)
UDR, Inc., 4.000%, 10/01/25	$750,000	$747,672
Real Estate Investment Trust — Shopping Centers (0.1%)
Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/23	250,000	251,010
Real Estate Investment Trust — Single Tenant (0.3%)
Select Income REIT, 4.500%, 02/01/25	750,000	719,000
Tanger Properties L.P., 3.875%, 12/01/23	500,000	492,541
		1,211,541
Real Estate Investment Trust — Storage (0.1%)
CubeSmart L.P., 4.375%, 12/15/23	500,000	511,416
Specialized REITs (0.6%)
American Tower Corp., 3.375%, 10/15/26	1,000,000	930,317
Essex Portfolio L.P., 3.500%, 04/01/25	1,000,000	971,911
Goodman US Finance Four LLC, 4.500%, 10/15/37 (b)	500,000	476,051
HCP, Inc., 4.250%, 11/15/23	250,000	250,382
		2,628,661
Health Care (2.5%)
Biotechnology (0.3%)
Amgen, Inc., 5.700%, 02/01/19	250,000	250,500
Celgene Corp., 3.875%, 08/15/25	1,000,000	962,662
		1,213,162
Health Care Providers & Services (0.8%)
Aetna, Inc., 3.875%, 08/15/47	1,000,000	846,636
Anthem, Inc., 4.375%, 12/01/47	1,000,000	930,043
Laboratory Corp. of America Holdings, 4.000%, 11/01/23	250,000	251,942
UnitedHealth Group, Inc. 2.750%, 02/15/23	250,000	244,624
3.750%, 07/15/25 (f)	1,000,000	1,012,267
		3,285,512
Pharmaceuticals (1.4%)
AbbVie, Inc., 3.600%, 05/14/25	1,000,000	959,185
Allergan Funding SCS, 3.800%, 03/15/25 (e)	670,000	654,070
Bristol-Myers Squibb Co., 3.250%, 11/01/23	500,000	501,037
Cardinal Health, Inc., 3.750%, 09/15/25	1,000,000	968,974
	Principal	Value(a)
Eli Lilly & Co., 3.950%, 05/15/47	$1,000,000	$977,686
Mead Johnson Nutrition Co., 5.900%, 11/01/39	1,000,000	1,225,815
Mylan, Inc., 4.200%, 11/29/23	500,000	487,758
		5,774,525
Industrials (4.7%)
Aerospace & Defense (1.2%)
General Dynamics Corp., 3.500%, 05/15/25	1,000,000	995,913
Harris Corp., 3.832%, 04/27/25	1,000,000	980,892
Rockwell Collins, Inc., 3.700%, 12/15/23	500,000	497,897
United Technologies Corp. 4.050%, 05/04/47	1,000,000	881,309
4.125%, 11/16/28	1,500,000	1,486,052
		4,842,063
Air Freight & Logistics (0.2%)
FedEx Corp., 4.400%, 01/15/47	1,000,000	898,354
Building Products (0.2%)
CRH America Finance, Inc., 4.400%, 05/09/47 (c)	1,000,000	865,493
Containers & Packaging (0.2%)
Amcor Finance USA, Inc., 4.500%, 05/15/28 (c)	1,000,000	993,849
Electrical Equipment (0.2%)
Flex. Ltd., 4.750%, 06/15/25 (e)	1,000,000	979,629
Electronic Parts Distributions (0.4%)
Avnet, Inc., 3.750%, 12/01/21	1,500,000	1,508,732
Environmental Control (0.5%)
Republic Services, Inc., 3.950%, 05/15/28	1,000,000	1,000,646
Waste Management, Inc., 3.900%, 03/01/35	1,000,000	970,595
		1,971,241
Industrial Conglomerates (0.2%)
3M Co., 3.625%, 10/15/47	1,000,000	937,973
Machinery (0.2%)
Caterpillar Financial Services Corp., 3.750%, 11/24/23 (f)	750,000	762,892
Miscellaneous Manufacturing (0.5%)
Carlisle Cos., Inc., 3.750%, 12/01/27	1,000,000	947,368
Textron, Inc. 3.875%, 03/01/25	750,000	731,068
4.300%, 03/01/24	500,000	511,028
		2,189,464

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
(formerly SFT Advantus Dynamic Managed Volatility Fund)
Investments in Securities – continued

	Principal	Value(a)
Road & Rail (0.1%)
Kansas City Southern, 4.300%, 05/15/43	$250,000	$232,557
Transportation (0.3%)
Burlington Northern Santa Fe LLC, 3.750%, 04/01/24	350,000	357,755
Penske Truck Leasing Co. L.P. / PTL Finance Corp., 3.900%, 02/01/24 (c)	1,000,000	992,497
		1,350,252
Trucking & Leasing (0.5%)
GATX Corp. 3.250%, 03/30/25	1,000,000	940,347
4.550%, 11/07/28	1,000,000	986,194
		1,926,541
Information Technology (1.5%)
Communications Equipment (0.3%)
Juniper Networks, Inc., 4.500%, 03/15/24	500,000	503,717
QUALCOMM, Inc., 4.650%, 05/20/35	1,000,000	965,350
		1,469,067
Computers (0.2%)
Apple, Inc., 4.375%, 05/13/45 (f)	1,000,000	1,015,568
Interactive Media & Services (0.2%)
eBay, Inc., 3.450%, 08/01/24	750,000	722,943
IT Services (0.3%)
The Western Union Co., 3.350%, 05/22/19	500,000	499,770
Total System Services, Inc., 4.800%, 04/01/26	750,000	755,836
		1,255,606
Software (0.5%)
Fiserv, Inc., 3.850%, 06/01/25	1,000,000	991,094
Oracle Corp., 3.800%, 11/15/37	1,000,000	935,162
		1,926,256
Materials (0.9%)
Chemicals (0.7%)
The Dow Chemical Co., 3.500%, 10/01/24	750,000	723,697
The Mosaic Co., 5.450%, 11/15/33	200,000	205,571
The Sherwin-Williams Co., 3.950%, 01/15/26	1,000,000	977,774
Yara International ASA, 4.750%, 06/01/28 (b) (e)	1,000,000	996,714
		2,903,756
Construction Materials (0.2%)
Vulcan Materials Co., 4.500%, 06/15/47	1,000,000	848,301
	Principal	Value(a)
Transportation (0.7%)
Airlines (0.5%)
American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 03/22/29	$881,613	$857,721
British Airways 2013-1 Class A Pass Through Trust, 4.625%, 12/20/25 (c)	780,561	797,655
United Airlines 2013-1 Class A Pass Through Trust, 4.300%, 02/15/27	200,622	204,833
		1,860,209
Transport — Rail (0.2%)
Norfolk Southern Corp., 3.850%, 01/15/24	500,000	506,118
Union Pacific Corp., 3.750%, 03/15/24	500,000	504,325
		1,010,443
Utilities (2.9%)
Electric Utilities (1.6%)
Ameren Illinois Co., 3.700%, 12/01/47	1,000,000	911,900
Arizona Public Service Co., 4.350%, 11/15/45	1,000,000	1,008,889
Duke Energy Progress LLC, 3.600%, 09/15/47	1,000,000	887,567
Entergy Louisiana LLC, 3.300%, 12/01/22	250,000	248,409
Northern States Power Co., 3.750%, 12/01/47	1,000,000	940,340
Oglethorpe Power Corp., 4.250%, 04/01/46	800,000	738,298
Oklahoma Gas & Electric Co., 4.150%, 04/01/47	1,000,000	967,402
PPL Capital Funding, Inc., 3.400%, 06/01/23	250,000	247,340
Southern California Edison Co., 4.000%, 04/01/47	1,000,000	916,745
		6,866,890
Electric — Integrated (0.1%)
Berkshire Hathaway Energy Co., 3.750%, 11/15/23	250,000	253,550
Gas Utilities (0.6%)
National Fuel Gas Co., 4.750%, 09/01/28	1,000,000	986,255
ONEOK, Inc., 4.000%, 07/13/27	500,000	476,915
Washington Gas Light Co., 3.796%, 09/15/46	1,000,000	928,218
		2,391,388
Multi-Utilities (0.3%)
Dominion Energy Gas Holdings LLC, 3.550%, 11/01/23	250,000	249,365

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
(formerly SFT Advantus Dynamic Managed Volatility Fund)
Investments in Securities – continued

	Shares/ Principal	Value(a)
National Fuel Gas Co., 5.200%, 07/15/25	$1,000,000	$1,014,897
		1,264,262
Water Utilities (0.3%)
American Water Capital Corp., 3.750%, 09/01/47	1,000,000	898,549
Aquarion Co., 4.000%, 08/15/24 (b)	500,000	507,800
		1,406,349
Total corporate obligations (cost: $147,722,015)		143,153,445
Total long-term debt securities (cost: $166,372,479)		161,927,995
Mutual Funds (39.2%)
Investment Companies (39.2%)
iShares iBoxx $ Investment Grade Corporate Bond ETF	44,500	5,020,490
SFT Index 500 Fund (g)	14,224,618	144,297,071
SPDR S&P 500 ETF Trust (f)	36,170	9,039,606
Vanguard S&P 500 ETF	20,175	4,636,417
Total mutual funds (cost: $123,653,386)		162,993,584
	Shares	Value(a)
Short-Term Securities (20.3%)
Investment Companies (20.3%)
State Street Institutional U.S. Government Money Market Fund, current rate 2.270%	84,112,109	$84,112,109
Total short-term securities (cost: $84,112,109)		84,112,109
Total investments excluding purchased options (98.5%) (cost:$374,137,974)		409,033,688
Total purchased options outstanding (1.3%) (cost: $4,513,504)		5,216,550
Total investments in securities (cost: $378,651,478) (h)		414,250,238
Cash and other assets in excess of liabilities (0.2%)		982,458
Total net assets (100.0%)		$415,232,696

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be illiquid.

(c)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(d)  Variable rate security.

(e)  Foreign security: The Fund held 2.1% of net assets in foreign securities at December 31, 2018.

(f)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2018, securities with an aggregate market value of $10,645,502 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
10 Year U.S. Treasury Note	March 2019	200	Short	$(23,922,933)	$(24,403,125)	$(480,192)
S&P Mid 500® E-Mini Index Future	March 2019	313	Short	(40,140,934)	(39,206,380)	934,554
					$(63,609,505)	$454,362

(g)  Affiliated security as described in Note 8 of the Financial Statements.

(h)  At December 31, 2018 the cost of investments for federal income tax purposes was $379,834,495. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$40,192,098
Gross unrealized depreciation	(5,321,993)
Net unrealized appreciation	$34,870,105

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
(formerly SFT Advantus Dynamic Managed Volatility Fund)
Investments in Securities – continued

Call Options Purchased:

The Fund had the following call options open at December 31, 2018:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	2,400	January 2019	419	$41,900	$5,216,550

See accompanying notes to financial statements.

SFT Government Money Market Fund
(formerly SFT Advantus Government Money Market Fund)
Investments in Securities

December 31, 2018

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Short-Term Investments (100.2%)
U.S. Government Obligations (98.0%)
Discount Notes (50.6%)
Federal Home Loan Bank 2.342%, 01/11/19 (b)	$4,000,000	$3,997,442
2.389%, 01/22/19 (b)	4,200,000	4,194,242
2.391%, 01/25/19 (b)	1,700,000	1,697,337
2.402%, 02/08/19 (b)	5,000,000	4,987,571
2.411%, 02/07/19 (b)	3,000,000	2,992,693
2.430%, 01/31/19 (b)	9,000,000	8,982,075
2.438%, 03/18/19 (b)	10,000,000	9,949,544
		36,800,904
U.S. Treasury (47.4%)
U.S. Treasury Bill 2.435%, 04/11/19	6,000,000	5,960,448
U.S. Treasury Note 2.478%, 10/31/19 (3-Month U.S. Treasury Money Market Yield + 0.048%) (c)	8,500,000	8,506,024
2.500%, 04/30/19 (3-Month U.S. Treasury Money Market Yield + 0.070%) (c)	10,000,000	10,004,572
2.570%, 01/31/19 (3-Month U.S. Treasury Money Market Yield + 0.140%) (c)	10,000,000	10,001,635
		34,472,679
Total U.S. government obligations		71,273,583
	Shares	Value(a)
Investment Companies (2.2%)
State Street Institutional U.S. Government Money Market Fund, current rate 2.270%	1,620,527	$1,620,527
		1,620,527
Total Short-term investments (cost: $72,894,110)		72,894,110
Total investments in securities (cost: $72,894,110) (d)		72,894,110
Liabilities in excess of cash and other assets (-0.2%)		(133,332)
Total net assets (100.0%)		$72,760,778

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Rate represents annualized yield at date of purchase.

(c)  Variable rate security.

(d)  Also represents the cost of securities for federal income tax purposes at December 31, 2018.

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
(formerly SFT Advantus Index 400 Mid-Cap Fund)
Investments in Securities

December 31, 2018

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (95.0%)
Communication Services (0.2%)
Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	11,275	$366,888
Consumer Discretionary (13.1%)
Auto Components (0.7%)
Adient PLC (b)	10,533	158,627
Dana, Inc.	17,599	239,874
Delphi Technologies PLC (b)	10,772	154,255
Gentex Corp.	32,014	647,003
Visteon Corp. (c)	3,490	210,377
		1,410,136
Automobiles (0.2%)
Thor Industries, Inc.	6,136	319,072
Distributors (0.4%)
Pool Corp.	4,944	734,926
Diversified Consumer Services (1.0%)
Adtalem Global Education, Inc. (c)	7,175	339,521
Graham Holdings Co. – Class B	558	357,444
Service Corp. International/US	22,085	889,142
Sotheby's (c)	4,250	168,895
Weight Watchers International, Inc. (c)	4,731	182,380
		1,937,382
Hotels, Restaurants & Leisure (3.8%)
Boyd Gaming Corp.	9,798	203,602
Brinker International, Inc.	4,638	203,979
Churchill Downs, Inc.	1,493	364,202
Cracker Barrel Old Country Store, Inc.	2,955	472,386
Domino's Pizza, Inc.	5,128	1,271,693
Dunkin' Brands Group, Inc.	10,088	646,843
Eldorado Resorts, Inc. (c)	7,854	284,393
International Speedway Corp. – Class A	2,935	128,729
Jack in the Box, Inc.	3,144	244,069
Marriott Vacations Worldwide Corp.	5,015	353,608
Papa John's International, Inc.	2,649	105,457
Penn National Gaming, Inc. (c)	13,210	248,744
Scientific Games Corp. – Class A (c)	6,653	118,956
Six Flags Entertainment Corp.	8,748	486,651
Texas Roadhouse, Inc.	8,065	481,481
The Cheesecake Factory, Inc.	5,063	220,291
The Wendy's Co.	22,825	356,298
Wyndham Destinations, Inc.	11,902	426,568
Wyndham Hotels & Resorts, Inc.	12,114	549,612
		7,167,562
	Shares	Value(a)
Household Durables (1.5%)
Helen of Troy, Ltd. (b) (c)	3,258	$427,384
KB Home	10,527	201,066
NVR, Inc. (c)	432	1,052,780
Tempur Sealy International, Inc. (c)	5,499	227,658
Toll Brothers, Inc.	16,501	543,378
TRI Pointe Group, Inc. (c)	17,327	189,384
Tupperware Brands Corp.	5,933	187,305
		2,828,955
Leisure Equipment & Products (0.5%)
Brunswick Corp.	10,519	488,608
Polaris Industries, Inc.	7,065	541,744
		1,030,352
Media (1.9%)
AMC Networks, Inc. – Class A (c)	5,444	298,767
Cable One, Inc.	628	515,023
Cinemark Holdings, Inc.	12,918	462,464
John Wiley & Sons, Inc. – Class A	5,478	257,302
Live Nation Entertainment, Inc. (c)	16,874	831,044
Meredith Corp.	4,872	253,052
TEGNA, Inc.	26,259	285,435
The New York Times Co. – Class A	17,179	382,920
World Wrestling Entertainment, Inc. – Class A	5,310	396,763
		3,682,770
Multiline Retail (0.4%)
Big Lots, Inc.	4,839	139,944
Dillard's, Inc. – Class A	2,240	135,094
Ollie's Bargain Outlet Holdings, Inc. (c)	6,299	418,947
		693,985
Specialty Retail (2.0%)
Aaron's, Inc.	8,370	351,958
American Eagle Outfitters, Inc.	20,532	396,884
AutoNation, Inc. (c)	6,942	247,829
Bed Bath & Beyond, Inc.	16,861	190,866
Dick's Sporting Goods, Inc.	9,009	281,081
Five Below, Inc. (c)	6,813	697,106
Murphy USA, Inc. (c)	3,664	280,809
Sally Beauty Holdings, Inc. (c)	14,611	249,118
Signet Jewelers, Ltd. (b)	6,256	198,753
The Michaels Cos., Inc. (c)	10,978	148,642
Urban Outfitters, Inc. (c)	9,203	305,540
Williams-Sonoma, Inc.	9,764	492,594
		3,841,180
Textiles, Apparel & Luxury Goods (0.7%)
Carter's, Inc.	5,590	456,256
Deckers Outdoor Corp. (c)	3,557	455,118
Skechers U.S.A., Inc. – Class A (c)	16,352	374,297
		1,285,671

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
(formerly SFT Advantus Index 400 Mid-Cap Fund)
Investments in Securities – continued

	Shares	Value(a)
Consumer Staples (2.8%)
Beverages (0.1%)
The Boston Beer Co., Inc. – Class A (c)	1,130	$272,149
Food & Staples Retailing (0.5%)
Casey's General Stores, Inc.	4,481	574,195
Sprouts Farmers Market, Inc. (c)	15,562	365,863
		940,058
Food Products (1.7%)
Flowers Foods, Inc.	22,366	413,100
Ingredion, Inc.	8,597	785,766
Lancaster Colony Corp.	2,457	434,545
Post Holdings, Inc. (c)	8,158	727,123
Sanderson Farms, Inc.	2,430	241,275
The Hain Celestial Group, Inc. (c)	10,847	172,033
Tootsie Roll Industries, Inc.	2,171	72,511
TreeHouse Foods, Inc. (c)	6,833	346,501
		3,192,854
Household Products (0.2%)
Energizer Holdings, Inc.	7,227	326,299
Personal Products (0.3%)
Edgewell Personal Care Co. (c)	6,528	243,821
Nu Skin Enterprises, Inc. – Class A	6,735	413,058
		656,879
Energy (3.6%)
Energy Equipment & Services (1.1%)
Apergy Corp. (c)	9,370	253,739
Core Laboratories NV (b)	5,333	318,167
Diamond Offshore Drilling, Inc. (c)	7,809	73,717
Dril-Quip, Inc. (c)	4,369	131,201
Ensco PLC – Class A (b)	53,387	190,058
McDermott International, Inc. (b) (c)	22,007	143,926
Oceaneering International, Inc. (c)	11,965	144,776
Patterson-UTI Energy, Inc.	26,554	274,834
Rowan Cos., PLC – Class A (b) (c)	15,458	129,693
Transocean, Ltd. (b) (c)	61,795	428,857
		2,088,968
Oil, Gas & Consumable Fuels (2.5%)
Callon Petroleum Co. (c)	27,765	180,195
Chesapeake Energy Corp. (c)	111,600	234,360
CNX Resources Corp. (c)	24,867	283,981
EQT Corp.	31,075	587,007
Equitrans Midstream Corp. (c)	24,837	497,237
Matador Resources Co. (c)	12,581	195,383
Murphy Oil Corp.	19,818	463,543
Oasis Petroleum, Inc. (c)	32,609	180,328
PBF Energy, Inc. – Class A	14,599	476,949
QEP Resources, Inc. (c)	28,918	162,808
Range Resources Corp.	25,253	241,671
SM Energy Co.	12,533	194,011
Southwestern Energy Co. (c)	70,997	242,100
World Fuel Services Corp.	8,211	175,797
WPX Energy, Inc. (c)	48,245	547,581
		4,662,951
	Shares	Value(a)
Financial (15.6%)
Capital Markets (2.8%)
Eaton Vance Corp.	14,232	$500,682
Evercore, Inc. – Class A	4,970	355,653
Factset Research Systems, Inc.	4,697	940,011
Federated Investors, Inc. – Class B	11,621	308,537
Interactive Brokers Group, Inc. – Class A	9,094	496,987
Janus Henderson Group PLC (b)	20,379	422,253
Legg Mason, Inc.	10,363	264,360
MarketAxess Holdings, Inc.	4,601	972,237
SEI Investments Co.	15,957	737,213
Stifel Financial Corp.	8,718	361,100
		5,359,033
Commercial Banks (7.0%)
Associated Banc-Corp.	20,248	400,708
BancorpSouth Bank	10,997	287,462
Bank of Hawaii Corp.	5,032	338,754
Bank OZK	14,702	335,647
Cathay General Bancorp	9,391	314,880
Chemical Financial Corp.	8,643	316,420
Commerce Bancshares, Inc.	12,137	684,160
Cullen/Frost Bankers, Inc.	7,826	688,218
East West Bancorp, Inc.	17,644	768,043
First Horizon National Corp.	39,566	520,689
FNB Corp.	39,606	389,723
Fulton Financial Corp.	21,441	331,907
Hancock Whitney Corp.	10,350	358,628
Home BancShares, Inc.	19,432	317,519
International Bancshares Corp.	6,637	228,313
MB Financial, Inc.	10,210	404,622
PacWest Bancorp	14,872	494,940
Pinnacle Financial Partners, Inc.	8,864	408,630
Prosperity Bancshares, Inc.	8,124	506,125
Signature Bank	6,520	670,321
Sterling Bancorp	27,411	452,556
Synovus Financial Corp.	20,314	649,845
TCF Financial Corp.	20,373	397,070
Texas Capital Bancshares, Inc. (c)	6,112	312,262
Trustmark Corp.	8,180	232,557
UMB Financial Corp.	5,421	330,518
Umpqua Holdings Corp.	26,864	427,138
United Bankshares, Inc.	12,602	392,048
Valley National Bancorp	40,488	359,533
Webster Financial Corp.	11,193	551,703
Wintrust Financial Corp.	6,895	458,449
		13,329,388
Consumer Finance (0.4%)
Navient Corp.	28,042	247,050
SLM Corp. (c)	53,211	442,183
		689,233
Insurance (4.9%)
Alleghany Corp. (d)	1,814	1,130,702
American Financial Group, Inc.	8,622	780,550
Aspen Insurance Holdings, Ltd. (b)	7,209	302,706

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
(formerly SFT Advantus Index 400 Mid-Cap Fund)
Investments in Securities – continued

	Shares	Value(a)
Brown & Brown, Inc.	28,647	$789,511
CNO Financial Group, Inc.	20,051	298,359
First American Financial Corp.	13,572	605,854
Genworth Financial, Inc. – Class A (c)	61,162	285,015
Kemper Corp.	7,452	494,664
Mercury General Corp.	3,320	171,677
Old Republic International Corp.	34,714	714,067
Primerica, Inc.	5,281	516,007
Reinsurance Group of America, Inc.	7,667	1,075,143
RenaissanceRe Holdings, Ltd. (b)	4,930	659,141
The Hanover Insurance Group, Inc.	5,209	608,255
WR Berkley Corp.	11,783	870,882
		9,302,533
Thrifts & Mortgage Finance (0.5%)
LendingTree, Inc. (c)	910	199,809
New York Community Bancorp, Inc.	59,889	563,555
Washington Federal, Inc.	9,953	265,845
		1,029,209
Health Care (9.5%)
Biotechnology (0.8%)
Exelixis, Inc. (c)	36,495	717,857
Ligand Pharmaceuticals, Inc. (c)	2,580	350,106
United Therapeutics Corp. (c)	5,322	579,566
		1,647,529
Health Care Equipment & Supplies (4.4%)
Avanos Medical, Inc. (c)	5,743	257,229
Cantel Medical Corp.	4,462	332,196
Globus Medical, Inc. – Class A (c)	9,285	401,855
Haemonetics Corp. (c)	6,330	633,317
Hill-Rom Holdings, Inc.	8,231	728,855
ICU Medical, Inc. (c)	2,054	471,660
Inogen, Inc. (c)	2,140	265,724
Integra LifeSciences Holdings Corp. (c)	8,552	385,695
LivaNova PLC (b) (c)	5,950	544,247
Masimo Corp. (c)	5,955	639,388
NuVasive, Inc. (c)	6,277	311,088
STERIS PLC (b)	10,353	1,106,218
Teleflex, Inc.	5,661	1,463,255
West Pharmaceutical Services, Inc.	9,005	882,760
		8,423,487
Health Care Providers & Services (1.9%)
Acadia Healthcare Co., Inc. (c)	10,709	275,328
Chemed Corp.	1,981	561,178
Encompass Health Corp	12,106	746,940
HealthEquity, Inc. (c)	6,633	395,658
Mednax, Inc. (c)	10,921	360,393
Molina Healthcare, Inc. (c)	7,663	890,594
	Shares	Value(a)
Patterson Cos., Inc.	10,015	$196,895
Tenet Healthcare Corp. (c)	10,047	172,206
		3,599,192
Health Care Technology (0.4%)
Allscripts Healthcare Solutions, Inc. (c)	21,281	205,149
Medidata Solutions, Inc. (c)	7,474	503,897
		709,046
Life Sciences Tools & Services (1.5%)
Bio-Rad Laboratories, Inc. – Class A (c)	2,527	586,820
Bio-Techne Corp.	4,614	667,738
Charles River Laboratories International, Inc. (c)	5,855	662,669
PRA Health Sciences, Inc. (c)	7,171	659,445
Syneos Health, Inc. (c)	7,435	292,567
		2,869,239
Pharmaceuticals (0.5%)
Catalent, Inc. (c)	17,716	552,385
Mallinckrodt PLC (b) (c)	10,089	159,406
Prestige Consumer Healthcare, Inc. (c)	6,234	192,506
		904,297
Industrials (14.7%)
Aerospace & Defense (1.0%)
Curtiss-Wright Corp.	5,386	550,018
Esterline Technologies Corp. (c)	3,245	394,105
Teledyne Technologies, Inc. (c)	4,464	924,361
		1,868,484
Airlines (0.3%)
JetBlue Airways Corp. (c)	37,226	597,850
Building Products (0.7%)
Lennox International, Inc.	4,437	971,082
Resideo Technologies, Inc. (c)	15,000	308,250
		1,279,332
Commercial Services & Supplies (1.4%)
Clean Harbors, Inc. (c)	6,181	305,032
Deluxe Corp.	5,655	217,378
Healthcare Services Group, Inc.	8,929	358,767
Herman Miller, Inc.	7,185	217,346
HNI Corp.	5,310	188,133
MSA Safety, Inc.	4,283	403,759
Pitney Bowes, Inc.	22,915	135,428
Stericycle, Inc. (c)	10,401	381,613
The Brink's Co.	6,127	396,111
		2,603,567
Construction & Engineering (1.2%)
AECOM (c)	19,096	506,044
Dycom Industries, Inc. (c)	3,810	205,892
EMCOR Group, Inc.	7,024	419,263
Granite Construction, Inc.	5,727	230,684
KBR, Inc.	17,128	260,003

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
(formerly SFT Advantus Index 400 Mid-Cap Fund)
Investments in Securities – continued

	Shares	Value(a)
MasTec, Inc. (c)	7,783	$315,678
Valmont Industries, Inc.	2,684	297,790
		2,235,354
Electrical Equipment (1.6%)
Acuity Brands, Inc.	4,920	565,554
Belden, Inc.	4,894	204,422
EnerSys	5,134	398,450
Hubbell, Inc.	6,707	666,273
nVent Electric PLC (b)	19,850	445,831
Regal Beloit Corp.	5,221	365,731
Woodward, Inc.	6,788	504,281
		3,150,542
Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	7,315	735,304
Machinery (4.6%)
AGCO Corp.	8,022	446,585
Crane Co.	6,203	447,733
Donaldson Co., Inc.	15,620	677,752
Graco, Inc.	20,328	850,727
IDEX Corp.	9,390	1,185,581
ITT, Inc.	10,626	512,917
Kennametal, Inc.	9,997	332,700
Lincoln Electric Holdings, Inc.	7,871	620,628
Nordson Corp.	6,354	758,350
Oshkosh Corp.	8,781	538,363
Terex Corp.	7,841	216,176
The Timken Co.	8,412	313,936
The Toro Co.	12,781	714,202
Trinity Industries, Inc.	17,868	367,902
Wabtec Corp.	10,504	737,906
		8,721,458
Marine (0.2%)
Kirby Corp. (c)	6,517	438,985
Professional Services (1.0%)
ASGN, Inc. (c)	6,410	349,345
Dun & Bradstreet Corp.	4,546	648,896
Insperity, Inc.	4,650	434,124
Manpowergroup, Inc.	7,552	489,370
		1,921,735
Road & Rail (1.6%)
Avis Budget Group, Inc. (c)	7,935	178,379
Genesee & Wyoming, Inc. – Class A (c)	7,132	527,911
Knight-Swift Transportation Holdings, Inc.	15,349	384,799
Landstar System, Inc.	5,032	481,411
Old Dominion Freight Line, Inc.	8,033	991,995
Ryder System, Inc.	6,421	309,171
Werner Enterprises, Inc.	5,338	157,685
		3,031,351
	Shares	Value(a)
Trading Companies & Distributors (0.7%)
GATX Corp.	4,617	$326,930
MSC Industrial Direct Co., Inc. – Class A	5,499	422,983
Now, Inc. (c)	13,172	153,322
Watsco, Inc.	3,925	546,124
		1,449,359
Information Technology (14.6%)
Communications Equipment (1.4%)
ARRIS International PLC (b) (c)	19,960	610,177
Ciena Corp. (c)	17,361	588,712
InterDigital, Inc.	4,075	270,702
Lumentum Holdings, Inc. (c)	8,928	375,065
NetScout Systems, Inc. (c)	8,541	201,824
Plantronics, Inc.	3,972	131,473
ViaSat, Inc. (c)	6,809	401,391
		2,579,344
Computers & Peripherals (0.2%)
NCR Corp. (c)	14,337	330,898
Electronic Equipment, Instruments & Components (3.2%)
Arrow Electronics, Inc. (c)	10,601	730,939
Avnet, Inc.	13,585	490,418
Cognex Corp.	20,965	810,716
Coherent, Inc. (c)	2,976	314,593
Jabil , Inc.	17,559	435,288
Littelfuse, Inc.	3,054	523,700
National Instruments Corp.	13,660	619,891
SYNNEX Corp.	5,102	412,446
Tech Data Corp. (c)	4,558	372,890
Trimble, Inc. (c)	30,607	1,007,276
Vishay Intertechnology, Inc.	16,078	289,565
		6,007,722
Interactive Media & Services (0.7%)
Cars.com, Inc. (c)	7,704	165,636
j2 Global, Inc.	5,728	397,408
LogMeIn, Inc.	6,249	509,731
Yelp, Inc. (c)	9,336	326,667
		1,399,442
IT Services (2.7%)
CACI International, Inc. – Class A (c)	3,100	446,493
CoreLogic, Inc. (c)	9,811	327,884
Leidos Holdings, Inc.	18,291	964,302
LiveRamp Holdings, Inc. (c)	8,325	321,595
MAXIMUS, Inc.	7,766	505,489
Perspecta, Inc.	17,275	297,475
Sabre Corp.	33,557	726,173
Science Applications International Corp.	5,125	326,462
Teradata Corp. (c)	14,436	553,765
WEX, Inc. (c)	5,277	739,097
		5,208,735
Office Electronics (0.5%)
Zebra Technologies Corp. – Class A (c)	6,551	1,043,116

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
(formerly SFT Advantus Index 400 Mid-Cap Fund)
Investments in Securities – continued

	Shares	Value(a)
Semiconductors & Semiconductor Equipment (2.9%)
Cirrus Logic, Inc. (c)	7,309	$242,513
Cree, Inc. (c)	12,526	535,800
Cypress Semiconductor Corp.	44,171	561,855
First Solar, Inc. (c)	9,139	387,996
Integrated Device Technology, Inc. (c)	15,738	762,191
MKS Instruments, Inc.	6,550	423,196
Monolithic Power Systems, Inc.	4,804	558,465
Silicon Laboratories, Inc. (c)	5,273	415,565
Synaptics, Inc. (c)	4,135	153,863
Teradyne, Inc.	21,893	687,002
Universal Display Corp.	5,200	486,564
Versum Materials, Inc.	13,241	367,041
		5,582,051
Software (3.0%)
ACI Worldwide, Inc. (c)	14,075	389,455
Blackbaud, Inc.	5,931	373,060
CDK Global, Inc.	15,728	753,057
CommVault Systems, Inc. (c)	4,704	277,959
Fair Isaac Corp. (c)	3,569	667,403
Manhattan Associates, Inc. (c)	7,952	336,926
PTC, Inc. (c)	13,086	1,084,830
The Ultimate Software Group, Inc. (c)	3,821	935,648
Tyler Technologies, Inc. (c)	4,733	879,486
		5,697,824
Materials (6.3%)
Chemicals (2.5%)
Ashland Global Holdings, Inc.	7,644	542,418
Cabot Corp.	7,331	314,793
Minerals Technologies, Inc.	4,286	220,043
NewMarket Corp.	1,094	450,827
Olin Corp.	20,349	409,218
PolyOne Corp.	9,652	276,047
RPM International, Inc.	16,210	952,824
Sensient Technologies Corp.	5,154	287,851
The Chemours Co.	20,896	589,685
The Scotts Miracle-Gro Co.	4,792	294,516
Valvoline, Inc.	22,982	444,702
		4,782,924
Construction Materials (0.2%)
Eagle Materials, Inc.	5,727	349,519
Containers & Packaging (1.3%)
Aptargroup, Inc.	7,714	725,656
Bemis Co., Inc.	11,045	506,966
Greif, Inc. – Class A	3,121	115,820
Owens-Illinois, Inc. (c)	19,383	334,163
Silgan Holdings, Inc.	9,381	221,579
Sonoco Products Co.	12,196	647,973
		2,552,157
Metals & Mining (1.9%)
Allegheny Technologies, Inc. (c)	15,290	332,863
Carpenter Technology Corp.	5,766	205,327
Commercial Metals Co.	14,328	229,535
	Shares	Value(a)
Compass Minerals International, Inc.	4,127	$172,055
Reliance Steel & Aluminum Co.	8,602	612,204
Royal Gold, Inc.	8,021	686,999
Steel Dynamics, Inc.	28,037	842,231
United States Steel Corp.	21,601	394,002
Worthington Industries, Inc.	4,846	168,835
		3,644,051
Paper & Forest Products (0.4%)
Domtar Corp.	7,601	267,023
Louisiana-Pacific Corp.	17,243	383,140
		650,163
Real Estate (9.2%)
Diversified REITs (0.1%)
Alexander & Baldwin, Inc. (c)	8,190	150,532
Health Care REITs (1.2%)
Healthcare Realty Trust, Inc.	15,234	433,255
Medical Properties Trust, Inc.	44,573	716,734
Omega Healthcare Investors, Inc.	24,431	858,750
Senior Housing Properties Trust	29,000	339,880
		2,348,619
Hotels & Resort REITs (0.5%)
Hospitality Properties Trust	20,026	478,221
Pebblebrook Hotel Trust	15,634	442,598
		920,819
Industrial REITs (0.6%)
First Industrial Realty Trust, Inc.	15,427	445,223
Liberty Property Trust	18,000	753,840
		1,199,063
Office REITs (1.7%)
Corporate Office Properties Trust	13,215	277,911
Cousins Properties, Inc.	51,345	405,626
Douglas Emmett, Inc.	19,651	670,689
Highwoods Properties, Inc.	12,568	486,256
JBG SMITH Properties	13,261	461,615
Kilroy Realty Corp.	12,284	772,418
Mack-Cali Realty Corp.	10,958	214,667
		3,289,182
Real Estate Management & Development (0.5%)
Jones Lang LaSalle, Inc.	5,576	705,922
Realogy Holdings Corp.	14,431	211,847
		917,769
Residential REITs (0.9%)
American Campus Communities, Inc.	16,679	690,344
Camden Property Trust	11,364	1,000,600
		1,690,944

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
(formerly SFT Advantus Index 400 Mid-Cap Fund)
Investments in Securities – continued

	Shares	Value(a)
Retail REITs (1.1%)
National Retail Properties, Inc.	19,437	$942,889
Tanger Factory Outlet Centers, Inc.	11,399	230,488
Taubman Centers, Inc.	7,368	335,170
Urban Edge Properties	13,862	230,386
Weingarten Realty Investors	14,485	359,373
		2,098,306
Specialized REITs (2.6%)
CoreCivic, Inc.	14,418	257,073
CoreSite Realty Corp.	4,494	392,012
CyrusOne, Inc.	12,926	683,527
EPR Properties	9,104	582,929
Lamar Advertising Co. – Class A	10,345	715,667
Life Storage, Inc.	5,731	532,926
PotlatchDeltic Corp.	8,203	259,543
Rayonier, Inc.	15,752	436,173
Sabra Health Care REIT, Inc.	21,731	358,127
The GEO Group, Inc.	14,812	291,796
Uniti Group, Inc.	21,860	340,360
		4,850,133
Utilities (5.4%)
Electric Utilities (1.1%)
ALLETE, Inc.	6,272	478,052
Hawaiian Electric Industries, Inc.	13,232	484,556
IDACORP, Inc.	6,206	577,530
PNM Resources, Inc.	9,653	396,642
		1,936,780
Gas Utilities (2.3%)
Atmos Energy Corp.	14,273	1,323,393
National Fuel Gas Co.	10,424	533,500
	Shares	Value(a)
New Jersey Resources Corp.	10,804	$493,419
ONE GAS, Inc.	6,437	512,385
Southwest Gas Holdings, Inc.	6,500	497,250
UGI Corp.	21,189	1,130,433
		4,490,380
Multi-Utilities (1.6%)
Black Hills Corp.	6,560	411,837
MDU Resources Group, Inc.	23,902	569,824
NorthWestern Corp.	6,149	365,496
OGE Energy Corp.	24,357	954,551
Vectren Corp.	10,173	732,252
		3,033,960
Water Utilities (0.4%)
Aqua America, Inc.	21,685	741,410
Total common stocks (cost: $152,746,970)		180,830,387
Short-Term Securities (5.0%)
Investment Companies (5.0%)
State Street Institutional U.S. Government Money Market Fund, current rate 2.270%	9,569,678	9,569,678
Total short-term securities (cost: $9,569,678)		9,569,678
Total investments in securities (cost: $162,316,648) (e)		190,400,065
Liabilities in excess of cash and other assets (0.0%)		(35,045)
Total net assets (100.0%)		$190,365,020

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 3.4% of net assets in foreign securities at December 31, 2018.

(c)  Non-income producing security.

(d)  Fully pledged as initial margin deposit on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2018, securities with an aggregate market value of $1,130,702 has been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P Mid 400® E-Mini Index Future	March 2019	55	Long	$9,686,894	$9,142,100	$(544,794)

(e)  At December 31, 2018 the cost of investments for federal income tax purposes was $162,189,412. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$48,826,681
Gross unrealized depreciation	(21,160,822)
Net unrealized appreciation	$27,665,859

See accompanying notes to financial statements.

SFT Index 500 Fund
(formerly SFT Advantus Index 500 Fund)
Investments in Securities

December 31, 2018

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.1%)
Communication Services (2.1%)
Diversified Telecommunication Services (2.1%)
AT&T, Inc.	269,713	$7,697,609
CenturyLink, Inc.	35,202	533,310
Verizon Communications, Inc.	153,143	8,609,700
		16,840,619
Consumer Discretionary (12.6%)
Auto Components (0.1%)
Aptiv PLC (b)	9,687	596,429
BorgWarner, Inc.	7,657	266,004
The Goodyear Tire & Rubber Co.	8,635	176,240
		1,038,673
Automobiles (0.4%)
Ford Motor Co.	144,805	1,107,758
General Motors Co.	48,632	1,626,741
Harley-Davidson, Inc.	6,016	205,266
		2,939,765
Distributors (0.1%)
Genuine Parts Co.	5,445	522,829
LKQ Corp. (c)	11,713	277,949
		800,778
Diversified Consumer Services (0.0%)
H&R Block, Inc.	7,533	191,112
Hotels & Resort REITs (0.1%)
Hilton Worldwide Holdings, Inc.	10,974	787,933
Hotels, Restaurants & Leisure (1.7%)
Carnival Corp. (b)	14,840	731,612
Chipotle Mexican Grill, Inc. (c)	944	407,610
Darden Restaurants, Inc.	4,558	455,162
Marriott International, Inc. – Class A	10,494	1,139,229
McDonald's Corp.	28,572	5,073,530
MGM Resorts International	18,562	450,314
Norwegian Cruise Line Holdings, Ltd. (b) (c)	8,057	341,536
Royal Caribbean Cruises, Ltd. (b)	6,365	622,433
Starbucks Corp.	45,976	2,960,855
Wynn Resorts, Ltd.	3,631	359,142
Yum! Brands, Inc.	11,574	1,063,882
		13,605,305
Household Durables (0.3%)
DR Horton, Inc.	12,611	437,097
Garmin, Ltd. (b)	4,387	277,785
Leggett & Platt, Inc.	4,796	171,889
Lennar Corp. – Class A	10,834	424,151
Mohawk Industries, Inc. (c)	2,280	266,669
Newell Brands, Inc.	15,916	295,878
	Shares	Value(a)
PulteGroup, Inc.	9,576	$248,880
Whirlpool Corp.	2,338	249,862
		2,372,211
Internet & Catalog Retail (3.9%)
Amazon.com, Inc. (c)	15,239	22,888,521
Booking Holdings, Inc. (c)	1,717	2,957,395
Expedia Group, Inc.	4,415	497,350
Netflix, Inc. (c)	16,173	4,328,865
TripAdvisor, Inc. (c)	3,699	199,524
		30,871,655
Leisure Equipment & Products (0.1%)
Hasbro, Inc.	4,237	344,257
Mattel, Inc. (c)	12,781	127,682
		471,939
Media (2.4%)
CBS Corp. – Class B	12,472	545,276
Charter Communications, Inc. – Class A (c)	6,531	1,861,139
Comcast Corp. – Class A	168,266	5,729,457
Discovery, Inc. – Class A (c)	5,711	141,290
Discovery, Inc. – Class C (c)	13,258	305,995
DISH Network Corp. – Class A (c)	8,403	209,823
News Corp. – Class A	14,239	161,613
News Corp. – Class B	4,496	51,929
Omnicom Group, Inc.	8,233	602,985
The Interpublic Group of Cos., Inc.	14,153	291,976
The Walt Disney Co.	55,137	6,045,772
Twenty-First Century Fox, Inc. – Class A	39,147	1,883,753
Twenty-First Century Fox, Inc. – Class B	17,991	859,610
Viacom, Inc. – Class B	13,013	334,434
		19,025,052
Multiline Retail (0.5%)
Dollar General Corp.	9,743	1,053,023
Dollar Tree, Inc. (c)	8,802	794,997
Kohl's Corp.	6,041	400,760
Macy's, Inc.	11,301	336,544
Nordstrom, Inc.	4,157	193,758
Target Corp.	19,340	1,278,180
		4,057,262
Specialty Retail (2.3%)
Advance Auto Parts, Inc.	2,753	433,487
AutoZone, Inc. (c)	935	783,848
Best Buy Co., Inc.	8,677	459,534
CarMax, Inc. (c)	6,457	405,048
Foot Locker, Inc.	4,180	222,376
L Brands, Inc.	8,379	215,089
Lowe's Cos., Inc.	29,759	2,748,541
O'Reilly Automotive, Inc. (c)	2,978	1,025,415
Ross Stores, Inc.	13,838	1,151,322
The Gap, Inc.	7,888	203,195

See accompanying notes to financial statements.

SFT Index 500 Fund
(formerly SFT Advantus Index 500 Fund)
Investments in Securities – continued

	Shares	Value(a)
The Home Depot, Inc.	41,863	$7,192,901
The TJX Cos., Inc.	45,866	2,052,045
Tiffany & Co.	3,946	317,692
Tractor Supply Co.	4,530	377,983
Ulta Salon Cosmetics & Fragrance, Inc. (c)	2,118	518,571
		18,107,047
Textiles, Apparel & Luxury Goods (0.7%)
Hanesbrands, Inc.	13,358	167,376
Michael Kors Holdings, Ltd. (b) (c)	5,502	208,636
NIKE, Inc. – Class B	47,183	3,498,148
PVH Corp.	2,790	259,330
Ralph Lauren Corp.	2,033	210,334
Tapestry, Inc.	10,740	362,475
Under Armour, Inc. – Class A (c)	6,953	122,860
Under Armour, Inc. – Class C (c)	7,077	114,435
VF Corp.	11,974	854,225
		5,797,819
Consumer Staples (7.7%)
Beverages (1.9%)
Brown-Forman Corp. – Class B	6,159	293,045
Constellation Brands, Inc. – Class A	6,214	999,335
Molson Coors Brewing Co. – Class B	6,920	388,627
Monster Beverage Corp. (c)	14,675	722,304
PepsiCo, Inc.	52,316	5,779,872
The Coca-Cola Co.	141,981	6,722,800
		14,905,983
Food & Staples Retailing (1.9%)
Costco Wholesale Corp.	16,288	3,318,029
CVS Health Corp.	47,889	3,137,687
Sysco Corp.	17,660	1,106,576
The Kroger Co.	29,488	810,920
Walgreens Boots Alliance, Inc.	29,795	2,035,892
Walmart, Inc.	52,761	4,914,687
		15,323,791
Food Products (1.1%)
Archer-Daniels-Midland Co.	20,688	847,587
Campbell Soup Co.	7,095	234,064
Conagra Brands, Inc.	17,998	384,437
General Mills, Inc.	22,034	858,004
Hormel Foods Corp.	10,012	427,312
Kellogg Co.	9,347	532,873
Lamb Weston Holdings, Inc.	5,430	399,431
McCormick & Co., Inc.	4,473	622,821
Mondelez International, Inc. – Class A	53,882	2,156,897
The Hershey Co.	5,180	555,192
The JM Smucker Co.	4,172	390,040
The Kraft Heinz Co.	22,994	989,662
Tyson Foods, Inc. – Class A	10,890	581,526
		8,979,846
	Shares	Value(a)
Household Products (1.7%)
Church & Dwight Co., Inc.	9,092	$597,890
Clorox Co.	4,733	729,545
Colgate-Palmolive Co.	32,128	1,912,258
Kimberly-Clark Corp.	12,812	1,459,799
The Procter & Gamble Co.	92,338	8,487,709
		13,187,201
Personal Care (0.2%)
The Estee Lauder Cos., Inc. – Class A	8,150	1,060,315
Personal Products (0.0%)
Coty, Inc. – Class A	16,630	109,093
Tobacco (0.9%)
Altria Group, Inc.	69,642	3,439,618
Philip Morris International, Inc.	57,614	3,846,311
		7,285,929
Energy (5.1%)
Energy Equipment & Services (0.5%)
Baker Hughes a GE Co.	19,027	409,081
Halliburton Co.	32,468	862,999
Helmerich & Payne, Inc.	4,036	193,486
National Oilwell Varco, Inc.	14,166	364,066
Schlumberger, Ltd. (b)	51,306	1,851,120
TechnipFMC PLC (b)	15,767	308,718
		3,989,470
Oil, Gas & Consumable Fuels (4.6%)
Anadarko Petroleum Corp.	18,689	819,326
Apache Corp.	14,066	369,233
Cabot Oil & Gas Corp.	15,980	357,153
Chevron Corp.	70,818	7,704,290
Cimarex Energy Co.	3,540	218,241
Concho Resources, Inc. (c)	7,438	764,552
ConocoPhillips	42,668	2,660,350
Devon Energy Corp.	17,307	390,100
Diamondback Energy, Inc.	5,730	531,171
EOG Resources, Inc.	21,511	1,875,974
Exxon Mobil Corp.	156,916	10,700,102
Hess Corp.	9,223	373,532
HollyFrontier Corp.	5,908	302,017
Kinder Morgan, Inc.	70,346	1,081,921
Marathon Oil Corp.	30,809	441,801
Marathon Petroleum Corp.	25,585	1,509,771
Newfield Exploration Co. (c)	7,344	107,663
Noble Energy, Inc.	17,782	333,590
Occidental Petroleum Corp.	27,983	1,717,597
Phillips 66	15,723	1,354,536
Pioneer Natural Resources Co.	6,315	830,549
The Williams Cos., Inc.	44,816	988,193
Valero Energy Corp.	15,726	1,178,978
		36,610,640
Financial (13.1%)
Capital Markets (2.7%)
Affiliated Managers Group, Inc.	1,969	191,859
Ameriprise Financial, Inc.	5,165	539,071
BlackRock, Inc.	4,564	1,792,831

See accompanying notes to financial statements.

SFT Index 500 Fund
(formerly SFT Advantus Index 500 Fund)
Investments in Securities – continued

	Shares	Value(a)
CBOE Global Markets, Inc.	4,142	$405,212
CME Group, Inc.	13,260	2,494,471
E*Trade Financial Corp.	9,422	413,437
Franklin Resources, Inc.	11,029	327,120
Intercontinental Exchange, Inc.	21,110	1,590,216
Invesco, Ltd. (b)	15,159	253,762
Moody's Corp.	6,140	859,846
Morgan Stanley	48,452	1,921,122
MSCI, Inc.	3,270	482,096
Nasdaq, Inc.	4,176	340,636
Northern Trust Corp.	8,192	684,769
Raymond James Financial, Inc.	4,751	353,522
S&P Global, Inc.	9,341	1,587,410
State Street Corp.	13,991	882,412
T Rowe Price Group, Inc.	8,899	821,556
The Bank of New York Mellon Corp.	33,714	1,586,918
The Charles Schwab Corp.	44,545	1,849,954
The Goldman Sachs Group, Inc.	12,821	2,141,748
		21,519,968
Commercial Banks (5.6%)
Bank of America Corp.	338,278	8,335,170
BB&T Corp.	28,561	1,237,262
Citigroup, Inc.	90,512	4,712,055
Citizens Financial Group, Inc.	17,342	515,578
Comerica, Inc.	5,992	411,590
Fifth Third Bancorp	24,298	571,732
First Republic Bank	6,080	528,352
Huntington Bancshares, Inc.	39,343	468,969
JPMorgan Chase & Co.	123,248	12,031,470
KeyCorp	38,342	566,695
M&T Bank Corp.	5,202	744,562
People's United Financial, Inc.	13,897	200,534
Regions Financial Corp.	38,317	512,681
SunTrust Banks, Inc.	16,651	839,876
SVB Financial Group (c)	1,993	378,511
The PNC Financial Services Group, Inc.	17,102	1,999,395
US Bancorp	56,302	2,573,001
Wells Fargo & Co.	157,016	7,235,297
Zions Bancorp NA	7,120	290,069
		44,152,799
Consumer Finance (0.6%)
American Express Co.	25,962	2,474,698
Capital One Financial Corp.	17,555	1,326,983
Discover Financial Services	12,451	734,360
Synchrony Financial	24,507	574,934
		5,110,975
Diversified Financial Services (0.0%)
Jefferies Financial Group, Inc.	10,417	180,839
Insurance (4.2%)
Aflac, Inc.	28,215	1,285,475
American International Group, Inc.	32,787	1,292,136
	Shares	Value(a)
Aon PLC (b)	8,912	$1,295,448
Arthur J Gallagher & Co.	6,775	499,318
Assurant, Inc.	1,940	173,514
Berkshire Hathaway, Inc. – Class B (c)	72,102	14,721,786
Brighthouse Financial, Inc. (c)	4,306	131,247
Chubb, Ltd. (b)	17,079	2,206,265
Cincinnati Financial Corp.	5,564	430,765
Everest Re Group, Ltd. (b)	1,552	337,964
Hartford Financial Services Group, Inc.	13,260	589,407
Lincoln National Corp.	7,916	406,170
Loews Corp.	10,227	465,533
Marsh & McLennan Cos., Inc.	18,655	1,487,736
MetLife, Inc.	36,574	1,501,728
Principal Financial Group, Inc.	9,735	429,995
Prudential Financial, Inc.	15,307	1,248,286
The Allstate Corp.	12,759	1,054,276
The Progressive Corp.	21,556	1,300,473
The Travelers Cos., Inc.	9,817	1,175,586
Torchmark Corp.	3,794	282,767
Unum Group	8,022	235,686
Willis Towers Watson PLC (b)	4,851	736,673
		33,288,234
Health Care (14.8%)
Biotechnology (2.6%)
AbbVie, Inc.	55,750	5,139,593
Alexion Pharmaceuticals, Inc. (c)	8,237	801,954
Amgen, Inc.	23,617	4,597,521
Biogen, Inc. (c)	7,482	2,251,484
Celgene Corp. (c)	25,916	1,660,956
Gilead Sciences, Inc.	47,944	2,998,897
Incyte Corp. (c)	6,509	413,907
Regeneron Pharmaceuticals, Inc. (c)	2,885	1,077,548
Vertex Pharmaceuticals, Inc. (c)	9,492	1,572,919
		20,514,779
Health Care Equipment & Supplies (3.3%)
Abbott Laboratories	65,056	4,705,501
ABIOMED, Inc. (c)	1,680	546,067
Align Technology, Inc. (c)	2,714	568,393
Baxter International, Inc.	18,312	1,205,296
Becton Dickinson and Co.	9,938	2,239,230
Boston Scientific Corp. (c)	51,262	1,811,599
Danaher Corp.	22,870	2,358,355
Dentsply Sirona, Inc.	8,157	303,522
Edwards Lifesciences Corp. (c)	7,777	1,191,203
Hologic, Inc. (c)	9,984	410,342
IDEXX Laboratories, Inc. (c)	3,183	592,102
Intuitive Surgical, Inc. (c)	4,309	2,063,666
Medtronic PLC (b)	49,777	4,527,716
ResMed, Inc.	5,260	598,956
Stryker Corp.	11,529	1,807,171
The Cooper Cos., Inc.	1,840	468,280

See accompanying notes to financial statements.

SFT Index 500 Fund
(formerly SFT Advantus Index 500 Fund)
Investments in Securities – continued

	Shares	Value(a)
Varian Medical Systems, Inc. (c)	3,327	$376,982
Zimmer Biomet Holdings, Inc.	7,529	780,908
		26,555,289
Health Care Providers & Services (2.7%)
AmerisourceBergen Corp.	5,812	432,413
Anthem, Inc.	9,586	2,517,571
Cardinal Health, Inc.	11,042	492,473
Centene Corp. (c)	7,610	877,433
Cigna Corp.	14,121	2,681,943
DaVita, Inc. (c)	4,611	237,282
HCA Healthcare, Inc.	9,925	1,235,166
Henry Schein, Inc. (c)	5,591	439,005
Humana, Inc.	5,089	1,457,897
Laboratory Corp. of America Holdings (c)	3,785	478,273
McKesson Corp.	7,241	799,913
Quest Diagnostics, Inc.	4,967	413,602
UnitedHealth Group, Inc.	35,647	8,880,381
Universal Health Services, Inc. – Class B	3,114	362,968
WellCare Health Plans, Inc. (c)	1,830	432,045
		21,738,365
Health Care Technology (0.1%)
Cerner Corp. (c)	12,119	635,520
Life Sciences Tools & Services (1.0%)
Agilent Technologies, Inc.	11,739	791,913
Illumina, Inc. (c)	5,460	1,637,618
IQVIA Holdings, Inc. (c)	5,872	682,150
Mettler-Toledo International, Inc. (c)	1,002	566,711
PerkinElmer, Inc.	4,091	321,348
Thermo Fisher Scientific, Inc.	14,960	3,347,899
Waters Corp. (c)	2,862	539,916
		7,887,555
Pharmaceuticals (5.1%)
Allergan PLC (b)	11,751	1,570,639
Bristol-Myers Squibb Co.	60,493	3,144,426
Eli Lilly & Co.	34,942	4,043,488
Johnson & Johnson	99,401	12,827,699
Merck & Co., Inc.	96,376	7,364,090
Mylan NV (b) (c)	19,048	521,915
Nektar Therapeutics (c)	6,405	210,533
Perrigo Co. PLC (b)	4,575	177,281
Pfizer, Inc.	214,239	9,351,533
Zoetis, Inc.	17,795	1,522,184
		40,733,788
Industrials (9.0%)
Aerospace & Defense (2.3%)
Arconic, Inc.	15,909	268,226
General Dynamics Corp.	10,276	1,615,490
Huntington Ingalls Industries, Inc.	1,600	304,496
L3 Technologies, Inc.	2,935	509,692
Lockheed Martin Corp.	9,202	2,409,452
Northrop Grumman Corp.	6,467	1,583,768
	Shares	Value(a)
Raytheon Co.	10,595	$1,624,743
The Boeing Co.	19,574	6,312,615
TransDigm Group, Inc. (c)	1,794	610,068
United Technologies Corp.	30,079	3,202,812
		18,441,362
Air Freight & Logistics (0.6%)
CH Robinson Worldwide, Inc.	5,077	426,925
Expeditors International of Washington, Inc.	6,355	432,712
FedEx Corp.	9,036	1,457,778
United Parcel Service, Inc. – Class B	25,752	2,511,592
		4,829,007
Airlines (0.4%)
Alaska Air Group, Inc.	4,500	273,825
American Airlines Group, Inc.	15,122	485,567
Delta Air Lines, Inc.	23,123	1,153,838
Southwest Airlines Co.	18,756	871,779
United Continental Holdings, Inc. (c)	8,404	703,667
		3,488,676
Building Products (0.3%)
Allegion PLC (b)	3,491	278,268
AO Smith Corp.	5,260	224,602
Fortune Brands Home & Security, Inc.	5,189	197,130
Johnson Controls International PLC (b)	34,248	1,015,453
Masco Corp.	11,319	330,967
		2,046,420
Commercial Services & Supplies (0.4%)
Avery Dennison Corp.	3,211	288,444
Cintas Corp.	3,174	533,200
Copart, Inc. (c)	7,591	362,698
Republic Services, Inc.	7,996	576,432
Rollins, Inc.	5,360	193,496
Waste Management, Inc.	14,537	1,293,648
		3,247,918
Construction & Engineering (0.1%)
Fluor Corp.	5,202	167,505
Jacobs Engineering Group, Inc.	4,392	256,756
Quanta Services, Inc.	5,412	162,901
		587,162
Electrical Equipment (0.5%)
AMETEK, Inc.	8,521	576,872
Eaton Corp. PLC (b)	15,992	1,098,011
Emerson Electric Co.	23,207	1,386,618
Rockwell Automation, Inc.	4,473	673,097
		3,734,598
Industrial Conglomerates (1.5%)
3M Co.	21,581	4,112,044
General Electric Co.	322,375	2,440,379
Honeywell International, Inc.	27,437	3,624,976

See accompanying notes to financial statements.

SFT Index 500 Fund
(formerly SFT Advantus Index 500 Fund)
Investments in Securities – continued

	Shares	Value(a)
Roper Technologies, Inc.	3,874	$1,032,498
Textron, Inc.	9,004	414,094
		11,623,991
Machinery (1.5%)
Caterpillar, Inc.	21,871	2,779,148
Cummins, Inc.	5,475	731,679
Deere & Co.	11,947	1,782,134
Dover Corp.	5,385	382,066
Flowserve Corp.	4,829	183,599
Fortive Corp.	10,892	736,953
Illinois Tool Works, Inc.	11,314	1,433,371
Ingersoll-Rand PLC (b)	9,111	831,196
PACCAR, Inc.	12,919	738,192
Parker Hannifin Corp.	4,891	729,444
Pentair PLC (b)	5,893	222,637
Snap-On, Inc.	2,043	296,827
Stanley Black & Decker, Inc.	5,583	668,508
Xylem, Inc.	6,616	441,419
		11,957,173
Professional Services (0.3%)
Equifax, Inc.	4,436	413,125
IHS Markit, Ltd. (b) (c)	13,249	635,554
Nielsen Holdings PLC (b)	13,130	306,323
Robert Half International, Inc.	4,468	255,569
United Rentals, Inc. (c)	2,973	304,822
Verisk Analytics, Inc. (c)	6,117	666,998
		2,582,391
Road & Rail (1.0%)
CSX Corp.	29,731	1,847,187
JB Hunt Transport Services, Inc.	3,190	296,797
Kansas City Southern	3,786	361,374
Norfolk Southern Corp.	10,094	1,509,457
Union Pacific Corp.	27,307	3,774,647
		7,789,462
Trading Companies & Distributors (0.1%)
Fastenal Co.	10,557	552,026
WW Grainger, Inc.	1,689	476,906
		1,028,932
Information Technology (24.8%)
Communications Equipment (1.2%)
Arista Networks, Inc. (c)	1,918	404,123
Cisco Systems, Inc.	166,632	7,220,164
F5 Networks, Inc. (c)	2,260	366,188
Harris Corp.	4,364	587,613
Juniper Networks, Inc.	12,705	341,891
Motorola Solutions, Inc.	6,006	690,930
		9,610,909
Computers & Peripherals (3.4%)
Apple, Inc. (d)	167,083	26,355,672
NetApp, Inc.	9,335	557,020
Western Digital Corp.	10,721	396,355
		27,309,047
Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp. – Class A	11,155	903,778
Corning, Inc.	29,664	896,149
	Shares	Value(a)
FLIR Systems, Inc.	5,029	$218,963
IPG Photonics Corp. (c)	1,326	150,223
Keysight Technologies, Inc. (c)	6,860	425,869
Seagate Technology PLC (b)	9,606	370,695
TE Connectivity, Ltd. (b)	12,713	961,484
		3,927,161
Interactive Media & Services (4.7%)
Akamai Technologies, Inc. (c)	6,036	368,679
Alphabet, Inc. – Class A (c)	11,102	11,601,146
Alphabet, Inc. – Class C (c)	11,398	11,803,882
eBay, Inc. (c)	33,543	941,552
Facebook, Inc. – Class A (c)	89,042	11,672,516
Twitter, Inc. (c)	26,739	768,479
		37,156,254
IT Services (4.7%)
Accenture PLC – Class A (b)	23,626	3,331,502
Alliance Data Systems Corp.	1,716	257,537
Automatic Data Processing, Inc.	16,270	2,133,322
Broadridge Financial Solutions, Inc.	4,320	415,800
Cognizant Technology Solutions Corp. – Class A	21,450	1,361,646
DXC Technology Co.	10,342	549,884
Fidelity National Information Services, Inc.	12,112	1,242,086
Fiserv, Inc. (c)	14,768	1,085,300
FleetCor Technologies, Inc. (c)	3,260	605,447
Gartner, Inc. (c)	3,410	435,934
Global Payments, Inc.	5,875	605,889
International Business Machines Corp.	33,682	3,828,633
Jack Henry & Associates, Inc.	2,870	363,112
Mastercard, Inc. – Class A	33,676	6,352,978
Paychex, Inc.	11,767	766,620
PayPal Holdings, Inc. (c)	43,673	3,672,463
The Western Union Co.	16,411	279,972
Total System Services, Inc.	6,138	498,958
VeriSign, Inc. (c)	3,985	590,936
Visa, Inc. – Class A	65,128	8,592,988
		36,971,007
Office Electronics (0.0%)
Xerox Corp.	7,642	151,006
Semiconductors & Semiconductor Equipment (3.7%)
Advanced Micro Devices, Inc. (c)	32,595	601,704
Analog Devices, Inc.	13,704	1,176,214
Applied Materials, Inc.	36,408	1,191,998
Broadcom, Inc.	15,324	3,896,587
Intel Corp.	169,153	7,938,350
KLA-Tencor Corp.	5,639	504,634
Lam Research Corp.	5,751	783,114
Maxim Integrated Products, Inc.	10,220	519,687
Microchip Technology, Inc.	8,765	630,379
Micron Technology, Inc. (c)	41,513	1,317,207
NVIDIA Corp.	22,582	3,014,697
Qorvo, Inc. (c)	4,537	275,532

See accompanying notes to financial statements.

SFT Index 500 Fund
(formerly SFT Advantus Index 500 Fund)
Investments in Securities – continued

	Shares	Value(a)
QUALCOMM, Inc.	44,925	$2,556,682
Skyworks Solutions, Inc.	6,547	438,780
Texas Instruments, Inc.	35,600	3,364,200
Xilinx, Inc.	9,393	800,002
		29,009,767
Software (6.4%)
Activision Blizzard, Inc.	28,216	1,314,019
Adobe, Inc. (c)	18,086	4,091,777
ANSYS, Inc. (c)	3,130	447,402
Autodesk, Inc. (c)	8,119	1,044,185
Cadence Design Systems, Inc. (c)	10,454	454,540
Citrix Systems, Inc.	4,774	489,144
Electronic Arts, Inc. (c)	11,197	883,555
Fortinet, Inc. (c)	5,340	376,096
Intuit, Inc.	9,607	1,891,138
Microsoft Corp.	286,454	29,095,133
Oracle Corp.	94,591	4,270,784
Red Hat, Inc. (c)	6,544	1,149,388
Salesforce.com, Inc. (c)	28,353	3,883,510
Symantec Corp.	23,678	447,396
Synopsys, Inc. (c)	5,479	461,551
Take-Two Interactive Software, Inc. (c)	4,211	433,480
		50,733,098
Technology Hardware Storage & Peripherals (0.2%)
Hewlett Packard Enterprise Co.	52,740	696,696
HP, Inc.	58,648	1,199,938
		1,896,634
Materials (2.6%)
Chemicals (2.0%)
Air Products & Chemicals, Inc.	8,190	1,310,809
Albemarle Corp.	3,928	302,731
Celanese Corp.	4,957	445,981
CF Industries Holdings, Inc.	8,543	371,706
DowDuPont, Inc.	85,030	4,547,404
Eastman Chemical Co.	5,147	376,297
Ecolab, Inc.	9,442	1,391,279
FMC Corp.	4,903	362,626
International Flavors & Fragrances, Inc.	3,754	504,050
Linde PLC (b)	20,405	3,183,996
LyondellBasell Industries NV – Class A (b)	11,660	969,646
PPG Industries, Inc.	8,888	908,620
The Mosaic Co.	13,084	382,184
The Sherwin-Williams Co.	3,116	1,226,021
		16,283,350
Construction Materials (0.1%)
Martin Marietta Materials, Inc.	2,322	399,082
Vulcan Materials Co.	4,892	483,330
		882,412
Containers & Packaging (0.3%)
Ball Corp.	12,571	578,015
International Paper Co.	15,011	605,844
Packaging Corp. of America	3,460	288,772
	Shares	Value(a)
Sealed Air Corp.	5,798	$202,002
WestRock Co.	9,354	353,207
		2,027,840
Metals & Mining (0.2%)
Freeport-McMoRan, Inc.	53,705	553,699
Newmont Mining Corp.	19,710	682,951
Nucor Corp.	11,635	602,809
		1,839,459
Real Estate (2.9%)
Health Care REITs (0.3%)
HCP, Inc.	17,696	494,249
Ventas, Inc.	13,201	773,447
Welltower, Inc.	13,922	966,326
		2,234,022
Hotels & Resort REITs (0.1%)
Host Hotels & Resorts, Inc.	27,446	457,525
Industrial REITs (0.2%)
Duke Realty Corp.	13,252	343,227
ProLogis, Inc.	23,280	1,367,001
		1,710,228
Office REITs (0.2%)
Alexandria Real Estate Equities, Inc.	3,928	452,663
Boston Properties, Inc.	5,750	647,163
SL Green Realty Corp.	3,104	245,464
Vornado Realty Trust	6,399	396,930
		1,742,220
Real Estate Services (0.1%)
CBRE Group, Inc. – Class A (c)	11,736	469,909
Residential REITs (0.4%)
Apartment Investment & Management Co. – Class A	5,757	252,617
AvalonBay Communities, Inc.	5,125	892,006
Equity Residential	13,566	895,492
Essex Property Trust, Inc.	2,490	610,573
Mid-America Apartment Communities, Inc.	4,190	400,983
UDR, Inc.	10,212	404,599
		3,456,270
Retail REITs (0.4%)
Federal Realty Investment Trust	2,700	318,708
Kimco Realty Corp.	15,550	227,807
Realty Income Corp.	10,937	689,468
Regency Centers Corp.	6,192	363,347
Simon Property Group, Inc.	11,484	1,929,197
The Macerich Co.	3,895	168,576
		3,697,103
Specialized REITs (1.2%)
American Tower Corp.	16,373	2,590,045
Crown Castle International Corp.	15,407	1,673,662
Digital Realty Trust, Inc.	7,597	809,460
Equinix, Inc.	3,049	1,074,955

See accompanying notes to financial statements.

SFT Index 500 Fund
(formerly SFT Advantus Index 500 Fund)
Investments in Securities – continued

	Shares	Value(a)
Extra Space Storage, Inc.	4,620	$418,018
Iron Mountain, Inc.	10,573	342,671
Public Storage	5,611	1,135,723
SBA Communications Corp. (c)	4,190	678,319
Weyerhaeuser Co.	27,767	606,987
		9,329,840
Utilities (3.4%)
Electric Utilities (2.0%)
Alliant Energy Corp.	8,744	369,434
American Electric Power Co., Inc.	18,207	1,360,791
Duke Energy Corp.	26,357	2,274,609
Edison International	12,000	681,240
Entergy Corp.	6,701	576,755
Evergy, Inc.	9,764	554,302
Eversource Energy	11,669	758,952
Exelon Corp.	35,774	1,613,408
FirstEnergy Corp.	17,951	674,060
NextEra Energy, Inc.	17,714	3,079,048
PG&E Corp. (c)	19,207	456,166
Pinnacle West Capital Corp.	4,150	353,580
PPL Corp.	26,692	756,184
The Southern Co.	38,133	1,674,801
Xcel Energy, Inc.	19,051	938,643
		16,121,973
Gas Utilities (0.1%)
ONEOK, Inc.	15,173	818,583
Independent Power Producers & Energy Traders (0.1%)
AES Corp.	24,475	353,909
NRG Energy, Inc.	10,745	425,502
		779,411
Multi-Utilities (1.1%)
Ameren Corp.	9,004	587,331
CenterPoint Energy, Inc.	18,575	524,372
	Shares	Value(a)
CMS Energy Corp.	10,449	$518,793
Consolidated Edison, Inc.	11,554	883,419
Dominion Energy, Inc.	24,381	1,742,266
DTE Energy Co.	6,720	741,216
NiSource, Inc.	13,383	339,259
Public Service Enterprise Group, Inc.	18,667	971,617
SCANA Corp.	5,251	250,893
Sempra Energy	10,156	1,098,778
WEC Energy Group, Inc.	11,619	804,732
		8,462,676
Water Utilities (0.1%)
American Water Works Co., Inc.	6,720	609,974
Total common stocks (cost: $334,445,153)		779,722,319
Short-Term Securities (1.9%)
Investment Companies (1.9%)
State Street Institutional U.S. Government Money Market Fund, current rate 2.270%	14,910,314	14,910,314
Total short-term securities (cost: $14,910,314)		14,910,314
Total investments in securities (cost: $349,355,467) (e)		794,632,633
Cash and other assets in excess of liabilities (0.0%)		154,311
Total net assets (100.0%)		$794,786,944

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 3.7% of net assets in foreign securities at December 31, 2018.

(c)  Non-income producing security.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2018, securities with an aggregate market value of $5,520,900 has been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P Mid 500® E-Mini Index Future	March 2019	108	Long	$13,963,548	$13,528,080	$(435,468)

(e)  At December 31, 2018 the cost of investments for federal income tax purposes was $351,579,592. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$460,687,042
Gross unrealized depreciation	(18,069,469)
Net unrealized appreciation	$442,617,573

See accompanying notes to financial statements.

SFT International Bond Fund
(formerly SFT Advantus International Bond Fund)
Investments in Securities

December 31, 2018

(Percentages of each investment category relate to total net assets)

	Principal(b)	Value(a)
Long-Term Debt Securities (43.7%)
Argentina (3.3%)
Government (3.3%)
Argentina POM Politica Monetaria (ARS) 59.257%, 06/21/20 (d)	160,000	$4,596
Argentina Treasury Bill (ARS) 2.964%, 10/31/19 (c)	11,597,000	349,218
2.980%, 04/30/20 (c)	8,206,000	239,135
Argentine Bonos del Tesoro (ARS)
15.500%, 10/17/26	59,411,000	1,235,450
16.000%, 10/17/23	29,346,000	652,307
18.200%, 10/03/21	28,501,000	579,337
Bonos de la Nacion Argentina con Ajuste por CER (ARS)
4.000%, 03/06/20	58,000	1,888
Bonos De La Nacion Argentina En Moneda Dua (USD)
4.500%, 02/13/20	369,000	342,248
		3,404,179
Brazil (10.9%)
Government (10.9%)
Brazil Letras do Tesouro Nacional (BRL) 7.742%, 07/01/21 (c)	4,460,000	954,928
Brazil Notas do Tesouro Nacional Serie F (BRL) 10.000%, 01/01/21	4,840,000	1,306,239
10.000%, 01/01/23	5,209,000	1,407,589
10.000%, 01/01/27	28,530,000	7,701,212
		11,369,968
Ghana (1.6%)
Government (1.6%)
Ghana Government Bond (GHS) 18.750%, 01/24/22	960,000	193,288
19.000%, 11/02/26	2,890,000	534,090
19.750%, 03/25/24	960,000	192,424
19.750%, 03/15/32	2,890,000	572,578
21.500%, 03/09/20	100,000	21,005
24.500%, 06/21/21	50,000	11,244
24.750%, 03/01/21	100,000	22,388
24.750%, 07/19/21	160,000	35,375
Republic of Ghana Government Bonds (GHS) 16.250%, 05/17/21	130,000	25,136
16.500%, 03/22/21	100,000	19,491
17.600%, 11/28/22	50,000	9,460
18.250%, 09/21/20	50,000	10,109
		1,646,588
	Principal(b)	Value(a)
Indonesia (9.3%)
Government (9.3%)
Indonesia Treasury Bond (IDR) 6.125%, 05/15/28	228,000,000	$13,953
7.000%, 05/15/27	49,134,000,000	3,198,152
8.375%, 03/15/24	21,929,000,000	1,549,365
8.375%, 09/15/26	25,590,000,000	1,809,343
8.750%, 05/15/31	13,084,000,000	947,855
9.000%, 03/15/29	5,228,000,000	382,604
9.500%, 07/15/23	18,680,000,000	1,368,436
10.000%, 09/15/24	1,959,000,000	147,808
10.000%, 02/15/28	76,000,000	5,848
10.250%, 07/15/22	2,658,000,000	196,622
10.500%, 08/15/30	1,070,000,000	86,510
11.500%, 09/15/19	466,000,000	33,231
		9,739,727
Mexico (8.0%)
Government (8.0%)
Mexican Bonos (MXN) 5.000%, 12/11/19	100,870,000	4,956,030
6.500%, 06/10/21	20,100,000	974,159
8.000%, 06/11/20	44,930,000	2,264,415
Mexican Udibonos (MXN) 2.500%, 12/10/20	1,718,550	84,204
4.000%, 06/13/19	2,148,188	107,910
		8,386,718
Philippines (0.8%)
Government (0.8%)
Philippine Government Bond (PHP) 3.375%, 08/20/20	1,600,000	28,707
3.875%, 11/22/19	41,660,000	771,780
7.875%, 02/19/19	4,570,000	87,158
		887,645
South Korea (9.3%)
Government (9.3%)
Korea Treasury Bond (KRW) 2.000%, 09/10/22	2,371,000,000	2,132,151
3.000%, 03/10/23	967,000,000	904,094
3.000%, 09/10/24	2,419,000,000	2,288,075
3.375%, 09/10/23	2,729,000,000	2,606,689
3.500%, 03/10/24	1,785,000,000	1,720,769
4.250%, 06/10/21	139,300,000	131,890
		9,783,668
Ukraine (0.5%)
Government (0.5%)
Ukraine Government International Bond (USD) 2.616%, 05/31/40 (d) (e)	862,000	495,650
Total long-term debt securities (cost: $50,740,049)		45,714,143

See accompanying notes to financial statements.

SFT International Bond Fund
(formerly SFT Advantus International Bond Fund)
Investments in Securities – continued

	Principal(b)	Value(a)
Short-Term Securities (53.8%)
Argentina (1.4%)
Argentina Treasury Bill (ARS) 1.161%, 04/30/19 (c)	5,018,000	$150,900
1.896%, 03/29/19 (c)	1,777,000	53,083
2.733%, 05/31/19 (c)	12,820,000	376,619
2.988%, 09/30/19 (c)	29,230,000	857,869
Bonos de la Nacion Argentina con Ajuste por CER (ARS) 3.750%, 02/08/19	2,011,000	75,615
		1,514,086
Mexico (11.8%)
Mexico Cetes (MXN) 7.943%, 01/31/19 (c)	3,037,700	153,160
8.020%, 03/28/19 (c)	6,074,200	302,378
8.030%, 03/28/19 (c)	10,632,100	529,274
8.040%, 03/28/19 (c)	3,037,700	151,219
8.050%, 05/23/19 (c)	9,113,300	447,744
8.060%, 05/23/19 (c)	2,278,300	111,935
8.081%, 01/31/19 (c)	399,200	20,128
8.101%, 01/31/19 (c)	2,278,000	114,856
8.111%, 01/31/19 (c)	3,532,600	178,112
8.111%, 02/14/19 (c)	16,797,300	844,217
8.111%, 03/28/19 (c)	1,518,700	75,602
8.121%, 05/23/19 (c)	19,110,600	938,919
8.121%, 02/14/19 (c)	846,900	42,564
8.131%, 03/28/19 (c)	2,293,900	114,192
8.131%, 05/23/19 (c)	2,126,200	104,462
8.142%, 02/28/19 (c)	9,798,500	490,896
8.142%, 03/28/19 (c)	5,485,900	273,092
8.162%, 02/28/19 (c)	952,800	47,734
8.167%, 09/12/19 (c)	8,005,000	383,159
8.172%, 03/14/19 (c)	5,599,100	279,617
8.172%, 05/23/19 (c)	8,228,800	404,288
8.182%, 02/14/19 (c)	11,279,200	566,882
8.182%, 05/23/19 (c)	1,845,500	90,671
8.192%, 07/18/19 (c)	2,122,400	102,901
8.201%, 05/23/19 (c)	6,479,000	318,319
8.202%, 07/04/19 (c)	1,476,400	71,812
8.202%, 07/18/19 (c)	21,943,400	1,063,891
8.213%, 07/04/19 (c)	8,167,100	397,246
8.223%, 05/23/19 (c)	922,800	45,338
8.223%, 07/04/19 (c)	7,000,900	340,522
8.223%, 09/12/19 (c)	8,228,800	393,871
8.243%, 05/23/19 (c)	5,599,100	275,088
8.243%, 09/12/19 (c)	1,845,500	88,335
8.248%, 07/18/19 (c)	8,556,600	414,853
8.248%, 09/12/19 (c)	2,122,400	101,589
8.263%, 09/12/19 (c)	5,599,100	268,001
8.284%, 04/25/19 (c)	21,132,500	1,045,146
8.304%, 01/31/19 (c)	725,600	36,584
8.354%, 03/28/19 (c)	1,720,100	85,628
8.365%, 03/28/19 (c)	853,700	42,498
8.375%, 03/28/19 (c)	476,100	23,701
8.446%, 03/28/19 (c)	3,857,300	192,019
8.567%, 07/18/19 (c)	640,300	31,044
8.638%, 06/06/19 (c)	5,143,100	251,841
8.790%, 11/07/19 (c)	1,928,700	91,147
		12,346,475
	Shares/ Principal(b)	Value(a)
Philippines (3.8%)
Philippine Treasury Bill (PHP) 3.264%, 03/06/19 (c)	1,220,000	$22,989
3.495%, 03/13/19 (c)	3,870,000	72,848
3.651%, 03/20/19 (c)	3,990,000	75,028
4.291%, 03/20/19 (c)	2,200,000	41,369
4.328%, 03/13/19 (c)	4,860,000	91,484
4.366%, 03/06/19 (c)	3,310,000	62,373
5.002%, 05/29/19 (c)	193,000,000	3,575,184
		3,941,275
United States (34.9%)
Federal Home Loan Bank (USD)
2.180%, 01/02/19 (c)	7,675,000	7,675,000
U.S. Treasury Bill (USD) 2.340%, 01/15/19 (c)	18,000,000	17,985,220
2.397%, 02/28/19 (c)	10,940,000	10,898,753
		36,558,973
Investment Companies (1.9%)
United States (1.9%)
State Street Institutional U.S. Government Money Market Fund (USD), current rate 2.270%	1,932,740	1,932,740
Total short-term securities (cost: $56,362,583)		56,293,549
Total investments in securities (cost: $107,102,632) (f)		102,007,692
Cash and other assets in excess of liabilities (2.5%)		2,659,629
Total net assets (100.0%)		$104,667,321

See accompanying notes to financial statements.

SFT International Bond Fund
(formerly SFT Advantus International Bond Fund)
Investments in Securities – continued

Foreign Forward Currency Contracts

On December 31, 2018, International Bond Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Settlement Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation(a)	Unrealized Depreciation(a)	Counterparty
01/04/19	18,750	EUR	21,810	USD	$374	$–	GSC
01/04/19	22,000,000	JPY	194,842	USD	–	(5,677)	JPM
01/07/19	725,882	EUR	844,894	USD	14,837	–	DBK
01/07/19	51,000	EUR	58,265	USD	–	(54)	GSC
01/07/19	29,920,000	JPY	264,016	USD	–	(8,691)	SCB
01/09/19	111,700	AUD	79,091	USD	446	–	CIT
01/09/19	20,800,000	JPY	184,234	USD	–	(5,380)	HSB
01/09/19	228,417	EUR	265,546	USD	4,306	–	UBS
01/10/19	6,765,426	USD	7,604,000,000	KRW	51,432	–	HSB
01/10/19	1,449,000,000	KRW	1,309,061	USD	10,057	–	HSB
01/10/19	6,569,760,000	KRW	5,831,493	USD	–	(58,186)	HSB
01/11/19	62,600,000	JPY	569,132	USD	–	(1,628)	BCB
01/11/19	10,873,000	JPY	98,819	USD	–	(317)	GSC
01/11/19	1,578,954	EUR	1,826,850	USD	20,707	–	HSB
01/11/19	51,906	USD	3,868,000	INR	3,456	–	JPS
01/11/19	238,750	AUD	168,645	USD	541	–	JPM
01/11/19	558,391	EUR	643,867	USD	5,131	–	JPM
01/14/19	1,766,360	USD	132,044,244	INR	122,923	–	JPS
01/14/19	477,500	AUD	339,173	USD	2,943	–	JPM
01/15/19	119,438	EUR	139,307	USD	2,637	–	BOA
01/15/19	9,980,000	JPY	89,116	USD	–	(1,908)	CIT
01/15/19	656,229	AUD	466,779	USD	4,688	–	CIT
01/15/19	3,074,985	EUR	3,587,308	USD	68,698	–	CIT
01/15/19	717,825	EUR	837,565	USD	16,181	–	DBK
01/15/19	78,270	EUR	91,212	USD	1,650	–	GSC
01/15/19	66,670,000	JPY	592,538	USD	–	(15,535)	HSB
01/15/19	1,754,113	USD	132,032,118	INR	134,785	–	JPS
01/15/19	61,770,000	JPY	551,695	USD	–	(11,687)	JPM
01/15/19	1,520,000	AUD	1,082,673	USD	12,347	–	JPM
01/16/19	294,825	EUR	343,215	USD	5,827	–	BOA
01/16/19	107,000	EUR	124,645	USD	2,198	–	GSC
01/16/19	339,921	USD	25,664,000	INR	27,197	–	HSB
01/16/19	602,000	EUR	700,746	USD	11,838	–	HSB
01/16/19	21,600,000	JPY	198,529	USD	1,508	–	JPM
01/17/19	33,230,000	JPY	299,689	USD	–	(3,437)	BCB
01/17/19	782,336	USD	58,640,000	INR	56,402	–	JPS
01/17/19	160,000	EUR	186,937	USD	3,823	–	SCB
01/18/19	72,141	USD	5,058,000	INR	196	–	DBK
01/18/19	989,208	USD	69,355,833	INR	2,689	–	DBK
01/18/19	23,475,000	JPY	207,292	USD	–	(6,865)	HSB
01/22/19	11,280,000	JPY	101,256	USD	–	(1,681)	BCB
01/22/19	82,167	EUR	95,191	USD	1,115	–	GSC
01/22/19	4,111,000	AUD	2,935,460	USD	40,236	–	JPM
01/22/19	365,500	EUR	423,560	USD	5,084	–	MSC
01/22/19	45,710,000	JPY	422,458	USD	5,325	–	SCB
01/22/19	20,675	EUR	23,970	USD	298	–	UBS
01/23/19	642,000	EUR	741,966	USD	6,852	–	JPM
01/23/19	233,500	EUR	269,786	USD	2,420	–	MSC
01/24/19	27,530,000	JPY	254,733	USD	3,464	–	BCB
01/24/19	10,020,000	JPY	92,394	USD	940	–	DBK
01/24/19	815,540	EUR	943,592	USD	9,691	–	DBK
01/24/19	180,297	USD	13,424,000	INR	11,559	–	JPS
01/25/19	32,786,000	JPY	304,397	USD	5,133	–	CIT
01/25/19	440,200	USD	32,918,166	INR	30,214	–	DBK
01/25/19	1,514,253	EUR	1,748,145	USD	13,979	–	HSB
01/25/19	51,000,000	JPY	473,103	USD	7,585	–	JPM
01/25/19	317,259	EUR	366,641	USD	3,308	–	JPM
01/28/19	1,416,728	EUR	1,628,670	USD	5,785	–	BOA
01/29/19	104,034	EUR	119,670	USD	488	–	GSC
01/30/19	1,416,728	EUR	1,620,613	USD	–	(2,544)	BOA
01/30/19	417,669	USD	31,014,000	INR	25,287	–	HSB
See accompanying notes to financial statements.

SFT International Bond Fund
(formerly SFT Advantus International Bond Fund)
Investments in Securities – continued

Settlement Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation(a)	Unrealized Depreciation(a)	Counterparty
01/30/19	536,000,000	KRW	472,601	USD	$–	$(8,336)	HSB
01/30/19	633,107	EUR	724,147	USD	–	(1,209)	SCB
01/31/19	690,867	EUR	793,298	USD	1,699	–	BCB
01/31/19	60,350,000	JPY	541,679	USD	–	(9,442)	BCB
01/31/19	130,740	EUR	150,038	USD	235	–	DBK
01/31/19	37,500	EUR	43,030	USD	62	–	GSC
01/31/19	64,982,551	JPY	610,337	USD	16,910	–	HSB
01/31/19	535,000	EUR	613,481	USD	475	–	JPM
01/31/19	14,825,000	JPY	133,849	USD	–	(1,534)	MSC
02/01/19	111,700	AUD	79,520	USD	838	–	CIT
02/01/19	76,884	EUR	88,201	USD	100	–	CIT
02/01/19	366,500	EUR	419,287	USD	–	(686)	JPM
02/04/19	321,453	USD	24,082,000	INR	22,305	–	JPS
02/05/19	35,002	EUR	40,200	USD	77	–	JPM
02/08/19	358,966	EUR	410,876	USD	–	(704)	JPM
02/11/19	239,311	EUR	274,074	USD	–	(381)	JPM
02/13/19	57,903,900	JPY	517,434	USD	–	(11,898)	BCB
02/13/19	656,229	AUD	465,153	USD	2,810		CIT
02/13/19	73,009,666	JPY	650,272	USD	–	(17,150)	CIT
02/13/19	238,750	AUD	169,333	USD	1,123	–	JPM
02/14/19	11,479,667	JPY	108,358	USD	3,407	–	CIT
02/14/19	158,000	EUR	181,881	USD	632	–	HSB
02/15/19	15,430,000	JPY	147,229	USD	6,151	–	BCB
02/15/19	7,332,500	JPY	64,914	USD	–	(2,128)	CIT
02/15/19	8,030,000	JPY	73,421	USD	2	–	JPM
02/15/19	760,000	AUD	560,481	USD	25,010	–	JPM
02/15/19	760,000	AUD	548,659	USD	13,188	–	JPM
02/15/19	35,616	EUR	40,484	USD	–	(376)	JPM
02/19/19	615,483	EUR	701,453	USD	–	(4,889)	BOA
02/19/19	115,000	EUR	130,940	USD	–	(1,037)	DBK
02/19/19	168,000	EUR	191,554	USD	–	(1,247)	GSC
02/19/19	13,699,266	JPY	121,870	USD	–	(3,424)	GSC
02/19/19	2,133,000,000	KRW	1,908,896	USD	–	(7,099)	HSB
02/19/19	22,910,000	JPY	209,595	USD	60	–	HSB
02/19/19	200,995,000	JPY	1,840,057	USD	1,752	–	JPM
02/19/19	1,496,834	EUR	1,702,192	USD	–	(15,610)	JPM
02/19/19	154,900,000	JPY	1,377,660	USD	–	(39,059)	JPM
02/19/19	200,000	AUD	145,488	USD	4,566	–	JPM
02/19/19	13,769,800	JPY	125,431	USD	–	(508)	SCB
02/20/19	48,327,275	JPY	432,273	USD	–	(9,765)	BOA
02/20/19	170,000	AUD	124,589	USD	4,803	–	JPM
02/20/19	935,351	EUR	1,076,102	USD	2,582	–	JPM
02/21/19	74,400,375	JPY	664,289	USD	–	(16,289)	BOA
02/21/19	23,068,000	JPY	211,829	USD	815	–	CIT
02/21/19	97,530,600	JPY	895,606	USD	3,444	–	CIT
02/21/19	403,000	AUD	294,279	USD	10,312	–	CIT
02/21/19	97,305,000	JPY	893,830	USD	3,731	–	DBK
02/21/19	82,147	EUR	94,831	USD	542	–	GSC
02/21/19	317,259	EUR	365,771	USD	1,616	–	JPM
02/21/19	317,000	EUR	366,167	USD	2,309	–	SCB
02/21/19	53,988	EUR	62,232	USD	263	–	UBS
02/25/19	1,464,000,000	KRW	1,301,218	USD	–	(14,335)	CIT
02/26/19	2,223,509	USD	161,582,400	INR	77,386	–	JPS
02/28/19	54,600,000	JPY	483,963	USD	–	(15,775)	BCB
02/28/19	345,433	EUR	396,005	USD	–	(721)	BCB
02/28/19	524,000	EUR	595,861	USD	–	(5,945)	BNP
02/28/19	14,825,000	JPY	131,201	USD	–	(4,488)	BNP
02/28/19	38,472,000	JPY	340,981	USD	–	(11,143)	DBK
02/28/19	130,792	EUR	149,046	USD	–	(1,167)	DBK
02/28/19	50,203,538	JPY	443,927	USD	–	(15,571)	DBK
02/28/19	130,500	EUR	149,496	USD	–	(382)	GSC
02/28/19	103,466	EUR	117,756	USD	–	(1,074)	GSC
02/28/19	77,440,000	JPY	687,393	USD	–	(21,393)	HSB
02/28/19	60,993,500	JPY	542,396	USD	–	(15,861)	JPM
02/28/19	8,800,000	JPY	77,900	USD	–	(2,644)	JPM
02/28/19	645,663	EUR	737,218	USD	–	(4,317)	SCB
02/28/19	616,157	EUR	700,574	USD	–	(7,074)	UBS
03/04/19	1,285,695	EUR	1,474,178	USD	–	(2,918)	BOA

See accompanying notes to financial statements.

SFT International Bond Fund
(formerly SFT Advantus International Bond Fund)
Investments in Securities – continued

Settlement Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation(a)	Unrealized Depreciation(a)	Counterparty
03/04/19	18,750	EUR	21,503	USD	$–	$(39)	GSC
03/04/19	73,808,000	JPY	655,576	USD	–	(20,188)	HSB
03/04/19	22,000,000	JPY	195,783	USD	–	(5,643)	JPM
03/05/19	3,236,680	EUR	3,700,334	USD	–	(18,524)	SCB
03/06/19	743,085	EUR	852,969	USD	–	(893)	BOA
03/06/19	725,882	EUR	830,868	USD	–	(3,226)	DBK
03/06/19	27,884,523	BRL	7,114,125	USD	–	(48,519)	JPM
03/06/19	6,536,456	USD	27,884,523	BRL	626,188	–	JPM
03/06/19	158,417	EUR	182,006	USD	–	(27)	UBS
03/11/19	335,000	EUR	383,751	USD	–	(1,363)	BCB
03/11/19	91,710,000	JPY	819,337	USD	–	(20,838)	CIT
03/11/19	46,300,000	JPY	415,044	USD	–	(9,120)	CIT
03/11/19	3,116,000	EUR	3,580,783	USD	–	(1,352)	DBK
03/11/19	69,400,000	JPY	620,089	USD	–	(15,700)	HSB
03/12/19	22,100,000	JPY	197,291	USD	–	(5,190)	DBK
03/12/19	717,825	EUR	825,344	USD	63	–	DBK
03/13/19	17,886,000	JPY	159,323	USD	–	(4,564)	CIT
03/13/19	55,874	EUR	64,081	USD	–	(163)	CIT
03/13/19	658,543	AUD	475,787	USD	11,624	–	CIT
03/13/19	225,462	USD	16,470,000	INR	8,696	–	DBK
03/14/19	13,582,000	JPY	120,763	USD	–	(3,698)	JPM
03/14/19	35,002	EUR	40,055	USD	–	(194)	JPM
03/14/19	14,666,000	JPY	130,569	USD	–	(3,826)	SCB
03/18/19	48,327,275	JPY	428,445	USD	–	(14,570)	BOA
03/18/19	307,741	EUR	349,736	USD	–	(4,265)	BOA
03/18/19	104,863,100	JPY	930,549	USD	–	(30,727)	CIT
03/18/19	46,870,000	JPY	415,774	USD	–	(13,882)	DBK
03/18/19	13,701,737	JPY	121,595	USD	–	(4,008)	GSC
03/18/19	78,270	EUR	89,654	USD	–	(381)	GSC
03/18/19	23,475,000	JPY	208,231	USD	–	(6,964)	HSB
03/18/19	26,000,000	JPY	230,786	USD	–	(7,555)	JPM
03/18/19	18,200,000	JPY	161,425	USD	–	(5,414)	MSC
03/19/19	22,797,000	JPY	203,401	USD	–	(5,597)	DBK
03/19/19	15,430,000	JPY	137,671	USD	–	(3,788)	DBK
03/20/19	508,500,000	KRW	452,644	USD	–	(4,847)	CIT
03/20/19	60,555	USD	4,419,000	INR	2,226	–	CIT
03/20/19	35,200,000	JPY	318,020	USD	–	(4,715)	CIT
03/20/19	1,517,000	AUD	1,089,737	USD	20,405	–	JPM
03/21/19	82,147	EUR	94,621	USD	100	–	GSC
03/22/19	79,556,500	JPY	713,844	USD	–	(15,709)	JPM
03/25/19	29,220,000	JPY	263,645	USD	–	(4,382)	JPM
03/25/19	52,556,000	JPY	473,682	USD	–	(8,399)	SCB
03/26/19	77,666,000	JPY	699,771	USD	–	(12,701)	CIT
03/26/19	75,119,000	JPY	676,949	USD	–	(12,158)	DBK
03/26/19	96,755,000	JPY	870,804	USD	–	(16,782)	HSB
03/28/19	345,433	EUR	394,946	USD	–	(2,771)	BCB
04/15/19	23,779,667	JPY	214,846	USD	–	(3,678)	CIT
04/16/19	763,000,000	KRW	672,069	USD	–	(15,327)	CIT
04/17/19	35,690,000	JPY	324,312	USD	–	(3,717)	HSB
04/18/19	13,699,267	JPY	123,979	USD	–	(1,942)	GSC
04/22/19	74,662,400	JPY	676,161	USD	–	(10,347)	HSB
04/23/19	110,840,000	JPY	1,001,459	USD	–	(17,780)	JPM
04/26/19	42,092,130	JPY	381,522	USD	–	(5,636)	BCB
04/30/19	52,800,000	JPY	477,487	USD	–	(8,321)	GSC
05/07/19	28,499,020	JPY	256,662	USD	–	(5,706)	CIT
05/15/19	1,020,000,000	KRW	901,140	USD	–	(19,205)	CIT
05/16/19	610,000,000	KRW	541,572	USD	–	(8,859)	DBK
05/20/19	11,280,000	JPY	100,662	USD	–	(3,296)	BCB
05/21/19	139,366,500	JPY	1,253,262	USD	–	(31,260)	BOA
05/21/19	1,071,500,000	KRW	953,886	USD	–	(13,235)	CIT
05/21/19	142,170,490	JPY	1,279,755	USD	–	(30,611)	JPM
05/29/19	1,494,000,000	KRW	1,331,729	USD	–	(17,307)	DBK
06/10/19	607,000,000	KRW	546,060	USD	–	(2,392)	DBK
					$1,647,087	$(942,470)

See accompanying notes to financial statements.

SFT International Bond Fund
(formerly SFT Advantus International Bond Fund)
Investments in Securities – continued

At December 31, 2018, the Fund had the following interest rate swap contracts outstanding.

Interest Rate Swap Contracts

Description	Counter-party	Payment Frequency (Pay/Rec)	Maturity Date	Notional Amount	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)(a)
Centrally Cleared Swaps
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.816%	CIT	Quarterly/ Semi-Annually	02/03/25	440,000	$17,918	$–	$17,918
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.914%	CIT	Quarterly/ Semi-Annually	01/22/25	704,000	24,428	–	24,428
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.936%	CIT	Quarterly/ Semi-Annually	01/29/25	320,000	10,683	–	10,683
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.941%	CIT	Quarterly/ Semi-Annually	01/30/25	270,000	8,959	–	8,959
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.969%	CIT	Quarterly/ Semi-Annually	01/23/25	880,000	27,597	–	27,597
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.973%	CIT	Quarterly/ Semi-Annually	01/27/25	1,300,000	40,498	–	40,498
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.977%	CIT	Quarterly/ Semi-Annually	03/27/25	750,000	23,500	–	23,500
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.985%	CIT	Quarterly/ Semi-Annually	03/27/25	750,000	23,170	–	23,170
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.378%	CIT	Quarterly/ Semi-Annually	11/18/46	3,200,000	294,992	–	294,992
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.537%	GSC	Quarterly/ Semi-Annually	04/13/47	1,700,000	102,930	–	102,930
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.695%	CIT	Quarterly/ Semi-Annually	05/09/24	1,704,000	(8,903)	–	(8,903)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.793%	CIT	Quarterly/ Semi-Annually	03/13/47	2,000,000	4,208	–	4,208
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.979%	CIT	Quarterly/ Semi-Annually	02/20/48	1,514,000	(56,210)	–	(56,210)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 3.002%	HSB	Quarterly/ Semi-Annually	02/22/48	1,514,000	(63,157)	–	(63,157)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 3.019%	HSB	Quarterly/ Semi-Annually	02/23/48	1,514,000	(68,510)	–	(68,510)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 3.387%	CIT	Quarterly/ Semi-Annually	05/09/44	2,028,000	(196,542)	–	(196,542)
Net unrealized appreciation (depreciation)					$185,561	$–	$185,561

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  Rate represents annualized yield at date of purchase.

(d)  Variable rate security.

(e)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(f)  At December 31, 2018 the cost of investments for federal income tax purposes was $107,807,249. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$2,982,721
Gross unrealized depreciation	(7,892,100)
Net unrealized depreciation	$(4,909,379)

See accompanying notes to financial statements.

SFT International Bond Fund
(formerly SFT Advantus International Bond Fund)
Investments in Securities – continued

Currency Legend

ARS  Argentine Peso

AUD  Australian Dollar

BRL  Brazilian Real

EUR  Euro

GHS  Ghanaian Cedi

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

PHP  Philippine Peso

USD  United States Dollar

Counterparty Legend

BCB  Barclays Bank PLC

BNP  BNP Paribas SA

BOA  Bank of America Merrill Lynch

CIT  Citibank NA

DBK  Deutsche Bank AG

GSC  Goldman Sachs

HSB  HSBC Bank PLC

JPM  JPMorgan Chase Bank NA

JPS  JPMorgan Chase (Singapore)

MSC  Morgan Stanley and Co., Inc.

SCB  Standard Chartered Bank

UBS  UBS AG

See accompanying notes to financial statements.

SFT IvySM Growth Fund
Investments in Securities

December 31, 2018

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.2%)
Consumer Discretionary (17.8%)
Internet & Catalog Retail (7.3%)
Amazon.com, Inc. (b)	16,961	$25,474,913
Booking Holdings, Inc. (b)	4,400	7,578,648
		33,053,561
Media (0.7%)
Comcast Corp. – Class A	92,000	3,132,600
Specialty Retail (4.0%)
The Home Depot, Inc.	69,300	11,907,126
Ulta Salon Cosmetics & Fragrance, Inc. (b)	26,100	6,390,324
		18,297,450
Textiles, Apparel & Luxury Goods (5.8%)
NIKE, Inc. – Class B	176,900	13,115,366
VF Corp.	182,700	13,033,818
		26,149,184
Consumer Staples (2.4%)
Beverages (0.4%)
Monster Beverage Corp. (b)	41,500	2,042,630
Personal Care (2.0%)
The Estee Lauder Cos., Inc. – Class A	68,400	8,898,840
Financial (6.7%)
Capital Markets (6.7%)
CME Group, Inc.	104,500	19,658,540
S&P Global, Inc.	34,895	5,930,056
The Charles Schwab Corp.	114,400	4,751,032
		30,339,628
Health Care (16.0%)
Health Care Equipment & Supplies (5.7%)
ABIOMED, Inc. (b)	14,900	4,843,096
Danaher Corp.	107,100	11,044,152
Intuitive Surgical, Inc. (b)	21,000	10,057,320
		25,944,568
Health Care Providers & Services (3.1%)
UnitedHealth Group, Inc.	56,300	14,025,456
Life Sciences Tools & Services (1.5%)
Illumina, Inc. (b)	22,200	6,658,446
Pharmaceuticals (5.7%)
Elanco Animal Health, Inc. (b)	15,654	493,571
Pfizer, Inc.	279,400	12,195,810
Zoetis, Inc.	156,100	13,352,794
		26,042,175
	Shares	Value(a)
Industrials (11.8%)
Aerospace & Defense (2.3%)
Lockheed Martin Corp.	15,673	$4,103,818
Northrop Grumman Corp.	25,602	6,269,930
		10,373,748
Machinery (2.0%)
Caterpillar, Inc.	36,600	4,650,762
Stanley Black & Decker, Inc.	34,900	4,178,926
		8,829,688
Professional Services (4.9%)
CoStar Group, Inc. (b)	23,000	7,758,820
Verisk Analytics, Inc. (b)	132,200	14,415,088
		22,173,908
Road & Rail (2.6%)
JB Hunt Transport Services, Inc.	75,300	7,005,912
Union Pacific Corp.	36,142	4,995,909
		12,001,821
Information Technology (42.9%)
Computers & Peripherals (4.6%)
Apple, Inc.	132,566	20,910,961
Interactive Media & Services (7.5%)
Alphabet, Inc. – Class A (b)	19,300	20,167,728
Alphabet, Inc. – Class C (b)	7,144	7,398,398
Facebook, Inc. – Class A (b)	48,959	6,418,035
		33,984,161
IT Services (13.6%)
FleetCor Technologies, Inc. (b)	24,500	4,550,140
Mastercard, Inc. – Class A	78,452	14,799,970
PayPal Holdings, Inc. (b)	154,525	12,994,007
VeriSign, Inc. (b)	62,900	9,327,441
Visa, Inc. – Class A	152,000	20,054,880
		61,726,438
Software (17.2%)
Adobe, Inc. (b)	60,000	13,574,400
Electronic Arts, Inc. (b)	81,100	6,399,601
Intuit, Inc.	55,900	11,003,915
Microsoft Corp.	360,800	36,646,456
Salesforce.com, Inc. (b)	77,952	10,677,085
		78,301,457
Real Estate (1.6%)
Specialized REITs (1.6%)
American Tower Corp.	46,500	7,355,835
Total common stocks (cost: $366,181,031)		450,242,555

See accompanying notes to financial statements.

SFT IvySM Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (0.9%)
Investment Companies (0.9%)
State Street Institutional U.S. Government Money Market Fund, current rate 2.270%	3,901,620	$3,901,620
Total short-term securities (cost: $3,901,620)		3,901,620
Total investments in securities (cost: $370,082,651) (c)		454,144,175
Liabilities in excess of cash and other assets (-0.1%)		(260,716)
Total net assets (100.0%)		$453,883,459

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  At December 31, 2018 the cost of investments for federal income tax purposes was $370,114,143. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$95,565,809
Gross unrealized depreciation	(11,535,777)
Net unrealized appreciation	$84,030,032

See accompanying notes to financial statements.

SFT IvySM Small Cap Growth Fund
Investments in Securities

December 31, 2018

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.7%)
Consumer Discretionary (21.4%)
Distributors (1.8%)
Pool Corp.	20,002	$2,973,297
Diversified Consumer Services (2.6%)
Grand Canyon Education, Inc. (b)	44,700	4,297,458
Hotels, Restaurants & Leisure (6.1%)
Hilton Grand Vacations, Inc. (b)	78,800	2,079,532
PlayAGS, Inc. (b)	64,700	1,488,100
Texas Roadhouse, Inc.	60,500	3,611,850
Wingstop, Inc.	43,933	2,820,059
		9,999,541
Household Durables (1.0%)
Installed Building Products, Inc. (b)	47,846	1,611,932
Internet & Catalog Retail (1.5%)
Etsy, Inc. (b)	51,900	2,468,883
Media (1.4%)
Nexstar Media Group, Inc. – Class A	29,400	2,312,016
Multiline Retail (1.5%)
Ollie's Bargain Outlet Holdings, Inc. (b)	35,200	2,341,152
Specialty Retail (5.5%)
At Home Group, Inc. (b)	81,400	1,518,924
Carvana Co. (b)	41,100	1,344,381
Five Below, Inc. (b)	18,400	1,882,688
The Children's Place, Inc.	16,700	1,504,503
Urban Outfitters, Inc. (b)	79,200	2,629,440
		8,879,936
Consumer Staples (1.1%)
Food & Staples Retailing (1.1%)
Sprouts Farmers Market, Inc. (b)	79,200	1,861,992
Energy (1.6%)
Oil, Gas & Consumable Fuels (1.6%)
Centennial Resource Development, Inc. – Class A (b)	112,072	1,235,033
Magnolia Oil & Gas Corp. (b)	50,012	560,635
Matador Resources Co. (b)	56,700	880,551
		2,676,219
Financial (5.7%)
Capital Markets (2.6%)
Evercore, Inc. – Class A	27,900	1,996,524
LPL Financial Holdings, Inc.	36,500	2,229,420
		4,225,944
	Shares	Value(a)
Commercial Banks (2.4%)
Ameris Bancorp	15,800	$500,386
Heritage Financial Corp.	38,200	1,135,304
Seacoast Banking Corp. of Florida (b)	50,970	1,326,239
Western Alliance Bancorp (b)	24,300	959,607
		3,921,536
Consumer Finance (0.7%)
Green Dot Corp. – Class A (b)	14,900	1,184,848
Health Care (21.0%)
Biotechnology (1.2%)
CareDx, Inc. (b)	54,400	1,367,616
Immunomedics, Inc. (b)	40,230	574,082
		1,941,698
Health Care Equipment & Supplies (9.5%)
Inogen, Inc. (b)	15,855	1,968,715
Insulet Corp. (b)	27,200	2,157,504
iRhythm Technologies, Inc. (b)	31,800	2,209,464
Merit Medical Systems, Inc. (b)	38,484	2,147,792
Novocure, Ltd. (b) (c)	65,100	2,179,548
Penumbra, Inc. (b)	13,611	1,663,264
Sientra, Inc. (b)	93,191	1,184,458
Tactile Systems Technology, Inc. (b)	44,200	2,013,310
		15,524,055
Health Care Providers & Services (8.1%)
Acadia Healthcare Co., Inc. (b)	30,146	775,054
AMN Healthcare Services, Inc. (b)	57,995	3,285,997
HealthEquity, Inc. (b)	33,207	1,980,798
LHC Group, Inc. (b)	26,900	2,525,372
PetIQ, Inc. (b)	48,900	1,147,683
Teladoc Health, Inc. (b)	72,264	3,582,126
		13,297,030
Health Care Technology (1.2%)
Evolent Health, Inc. – Class A (b)	97,100	1,937,145
Pharmaceuticals (1.0%)
Aerie Pharmaceuticals, Inc. (b)	33,361	1,204,332
Optinose, Inc. (b)	64,481	399,782
		1,604,114
Industrials (18.1%)
Aerospace & Defense (3.7%)
Hexcel Corp.	36,300	2,081,442
Mercury Systems, Inc. (b)	83,700	3,958,173
		6,039,615
Air Freight & Logistics (0.8%)
Air Transport Services Group, Inc. (b)	55,270	1,260,709

See accompanying notes to financial statements.

SFT IvySM Small Cap Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Commercial Services & Supplies (3.9%)
Clean Harbors, Inc. (b)	20,700	$1,021,545
Healthcare Services Group, Inc.	75,100	3,017,518
The Brink's Co.	35,290	2,281,498
		6,320,561
Electrical Equipment (2.4%)
EnerSys	13,187	1,023,443
Woodward, Inc.	40,500	3,008,745
		4,032,188
Machinery (5.5%)
Crane Co.	20,700	1,494,126
John Bean Technologies Corp.	35,500	2,549,255
RBC Bearings, Inc. (b)	20,323	2,664,345
The Timken Co.	60,898	2,272,714
		8,980,440
Road & Rail (1.1%)
Knight-Swift Transportation Holdings, Inc.	70,700	1,772,449
Trading Companies & Distributors (0.7%)
Watsco, Inc.	8,806	1,225,267
Information Technology (29.5%)
Communications Equipment (0.8%)
Viavi Solutions, Inc. (b)	133,356	1,340,228
Interactive Media & Services (9.3%)
Apptio, Inc. – Class A (b)	53,000	2,011,880
Envestnet, Inc. (b)	34,000	1,672,460
Five9, Inc. (b)	66,900	2,924,868
Mimecast, Ltd. (b) (c)	63,500	2,135,505
New Relic, Inc. (b)	27,700	2,242,869
Q2 Holdings, Inc. (b)	46,894	2,323,598
SendGrid, Inc. (b)	24,600	1,061,982
Yelp, Inc. (b)	22,500	787,275
		15,160,437
IT Services (4.1%)
Booz Allen Hamilton Holding Corp.	72,735	3,278,166
Evo Payments, Inc. – Class A (b)	31,000	764,770
InterXion Holding NV (b) (c)	48,700	2,637,592
		6,680,528
Semiconductors & Semiconductor Equipment (1.9%)
Monolithic Power Systems, Inc.	26,000	3,022,500
Software (13.4%)
Globant SA (b) (c)	37,200	2,095,104
HubSpot, Inc. (b)	25,100	3,155,823
Paycom Software, Inc. (b)	27,555	3,374,110
Pluralsight, Inc. – Class A (b)	86,147	2,028,762
Proofpoint, Inc. (b)	45,244	3,791,899
RealPage, Inc. (b)	20,800	1,002,352
Varonis Systems, Inc. (b)	53,400	2,824,860
Zendesk, Inc. (b)	47,400	2,766,738
Zscaler, Inc. (b)	22,156	868,737
		21,908,385
	Shares	Value(a)
Leisure and Consumer Staples (0.3%)
Food Products (0.3%)
J&J Snack Foods Corp.	3,200	$462,688
Total common stocks (cost: $147,459,838)		161,264,791
Short-Term Securities (1.4%)
Investment Companies (1.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 2.270%	2,319,367	2,319,367
Total short-term securities (cost: $2,319,367)		2,319,367
Total investments in securities (cost: $149,779,205) (d)		163,584,158
Liabilities in excess of cash and other assets (-0.1%)		(216,755)
Total net assets (100.0%)		$163,367,403

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 5.5% of net assets in foreign securities at December 31, 2018.

(d)  At December 31, 2018 the cost of investments for federal income tax purposes was $149,854,306. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$31,046,943
Gross unrealized depreciation	(17,317,091)
Net unrealized appreciation	$13,729,852

See accompanying notes to financial statements.

SFT Managed Volatility Equity Fund
(formerly SFT Advantus Managed Volatility Equity Fund)
Investments in Securities

December 31, 2018

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Mutual Funds (91.1%)
Investment Companies (91.1%)
iShares Core High Dividend ETF	644,657	$54,396,158
iShares Edge MSCI Minimum Volatility EAFE ETF	1,122,963	74,856,713
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	325,655	18,194,345
iShares Edge MSCI Minimum Volatility USA ETF (b)	1,853,732	97,135,557
iShares MSCI Germany ETF	477,932	12,115,576
iShares Short Maturity Bond ETF	307,895	15,348,566
Total mutual funds (cost: $260,149,910)		272,046,915
	Shares	Value(a)
Short-Term Securities (9.0%)
Investment Companies (9.0%)
State Street Institutional U.S. Government Money Market Fund, current rate 2.270%	26,735,729	$26,735,729
Total short-term securities (cost: $26,735,729)		26,735,729
Total investments excluding purchased options (100.1%) (cost: $286,885,639)		298,782,644
Total purchased options outstanding (0.1%) (cost: $884,857)		316,680
Total investments in securities (cost: $287,770,496) (c)		299,099,324
Liabilities in excess of cash and other assets (-0.2%)		(614,722)
Total net assets (100.0%)		$298,484,602

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2018, securities with an aggregate market value of $10,794,400 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P Mid 500® E-Mini Index Future	March 2019	820	Short	(100,008,380)	$(102,713,200)	$(2,704,820)

(c)  At December 31, 2018 the cost of investments for federal income tax purposes was $284,473,747. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$13,557,291
Gross unrealized depreciation	(1,679,454)
Net unrealized appreciation	$11,877,837

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2018:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	$2,595	January 2019	232	23,200	$316,680

Call Options Written:

The Fund had the following call options written open at December 31, 2018:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	$2,700	January 2019	232	(23,200)	$(42,920)

See accompanying notes to financial statements.

SFT Real Estate Securities Fund
(formerly SFT Advantus Real Estate Securities Fund)
Investments in Securities

December 31, 2018

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (96.1%)
Consumer Discretionary (0.7%)
Hilton Worldwide Holdings, Inc.	12,100	$868,780
Real Estate (95.4%)
Health Care REITs (10.9%)
HCP, Inc.	147,500	4,119,675
Healthcare Trust of America, Inc. – Class A	91,100	2,305,741
Physicians Realty Trust	68,900	1,104,467
Ventas, Inc.	45,496	2,665,610
Welltower, Inc.	41,300	2,866,633
		13,062,126
Hotels & Resort REITs (3.4%)
Host Hotels & Resorts, Inc.	188,046	3,134,727
Sunstone Hotel Investors, Inc.	73,600	957,536
		4,092,263
Industrial REITs (8.8%)
Duke Realty Corp.	122,400	3,170,160
Liberty Property Trust	53,900	2,257,332
ProLogis, Inc.	87,781	5,154,500
		10,581,992
Office REITs (12.9%)
Alexandria Real Estate Equities, Inc.	51,400	5,923,336
Boston Properties, Inc.	39,883	4,488,831
Cousins Properties, Inc.	63,900	504,810
Douglas Emmett, Inc.	67,800	2,314,014
Kilroy Realty Corp.	31,336	1,970,408
SL Green Realty Corp.	3,571	282,395
		15,483,794
Residential REITs (21.3%)
AvalonBay Communities, Inc.	33,226	5,782,985
Camden Property Trust	46,600	4,103,130
Equity Lifestyle Properties, Inc.	10,800	1,049,004
Equity Residential	50,800	3,353,308
Essex Property Trust, Inc.	13,116	3,216,175
Invitation Homes, Inc.	56,300	1,130,504
Sun Communities, Inc.	37,700	3,834,467
UDR, Inc.	79,200	3,137,904
		25,607,477
Retail REITs (19.0%)
Agree Realty Corp.	43,500	2,571,720
Four Corners Property Trust, Inc.	73,500	1,925,700
Kite Realty Group Trust	55,400	780,586
National Retail Properties, Inc.	28,400	1,377,684
Realty Income Corp.	42,900	2,704,416
Regency Centers Corp.	29,914	1,755,354
Simon Property Group, Inc.	42,079	7,068,851
The Macerich Co.	69,200	2,994,976
Weingarten Realty Investors	68,900	1,709,409
		22,888,696
	Shares	Value(a)
Specialized REITs (19.1%)
CubeSmart	54,600	$1,566,474
CyrusOne, Inc.	52,500	2,776,200
Digital Realty Trust, Inc.	49,400	5,263,570
Equinix, Inc.	15,134	5,335,643
Extra Space Storage, Inc.	27,000	2,442,960
Public Storage	16,100	3,258,801
STORE Capital Corp.	82,900	2,346,899
		22,990,547
Total Common Stocks (cost: $117,748,041)		115,575,675
Short-Term Securities (3.5%)
Investment Companies (3.5%)
State Street Institutional U.S. Government Money Market Fund, current rate 2.270%	4,148,515	4,148,515
Total short-term securities (cost: $4,148,515)		4,148,515
Total investments in securities (cost: $121,896,556) (b)		119,724,190
Cash and other assets in excess of liabilities (0.4%)		465,067
Total net assets (100.0%)		$120,189,257

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  At December 31, 2018 the cost of investments for federal income tax purposes was $122,826,189. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$3,692,464
Gross unrealized depreciation	(6,794,463)
Net unrealized depreciation	$(3,101,999)

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities

December 31, 2018

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.0%)
Communication Services (4.4%)
Diversified Telecommunication Services (3.6%)
AT&T, Inc.	89,348	$2,549,992
Verizon Communications, Inc.	70,005	3,935,681
		6,485,673
Electric Utilities (0.8%)
Evergy, Inc.	24,867	1,411,699
Consumer Discretionary (5.5%)
Auto Components (0.5%)
Magna International, Inc. (b)	21,902	995,446
Hotels, Restaurants & Leisure (1.8%)
Las Vegas Sands Corp.	21,173	1,102,054
McDonald's Corp.	11,063	1,964,457
MGM Resorts International	9,400	228,044
		3,294,555
Media (1.7%)
Comcast Corp. – Class A	41,635	1,417,672
Twenty-First Century Fox, Inc. – Class B	36,000	1,720,080
		3,137,752
Multiline Retail (1.0%)
Dollar Tree, Inc. (c)	19,900	1,797,368
Specialty Retail (0.5%)
Ross Stores, Inc.	9,786	814,195
Consumer Staples (8.4%)
Food & Staples Retailing (2.0%)
CVS Health Corp.	29,200	1,913,184
The Kroger Co.	25,400	698,500
Walmart, Inc.	10,900	1,015,335
		3,627,019
Food Products (3.6%)
Conagra Brands, Inc.	43,095	920,509
The Kraft Heinz Co.	8,179	352,024
Tyson Foods, Inc. – Class A	97,578	5,210,666
		6,483,199
Household Products (1.7%)
Kimberly-Clark Corp.	16,700	1,902,798
The Procter & Gamble Co.	12,600	1,158,192
		3,060,990
Tobacco (1.1%)
Philip Morris International, Inc.	30,520	2,037,515
Energy (7.1%)
Oil, Gas & Consumable Fuels (7.1%)
BP PLC ADR (b)	25,100	951,792
Cabot Oil & Gas Corp.	28,745	642,451
Chevron Corp.	1,500	163,185
Concho Resources, Inc. (c)	10,290	1,057,709
ConocoPhillips	12,300	766,905
EOG Resources, Inc.	17,192	1,499,314
	Shares	Value(a)
Occidental Petroleum Corp.	21,900	$1,344,222
TOTAL SA ADR (b)	69,547	3,628,963
TransCanada Corp. (b)	79,522	2,838,935
		12,893,476
Financial (17.4%)
Capital Markets (4.0%)
Ameriprise Financial, Inc.	8,983	937,556
Intercontinental Exchange, Inc.	26,885	2,025,247
Morgan Stanley	33,420	1,325,103
Raymond James Financial, Inc.	5,224	388,718
State Street Corp.	4,125	260,164
The Charles Schwab Corp.	56,178	2,333,072
		7,269,860
Commercial Banks (9.3%)
Bank of America Corp.	16,100	396,704
Fifth Third Bancorp	44,100	1,037,673
First Republic Bank	10,668	927,049
JPMorgan Chase & Co.	43,899	4,285,421
The PNC Financial Services Group, Inc.	28,597	3,343,275
US Bancorp	7,131	325,887
Wells Fargo & Co.	140,138	6,457,559
		16,773,568
Diversified Financial Services (0.1%)
AXA Equitable Holdings, Inc.	9,512	158,184
Insurance (4.0%)
American International Group, Inc.	39,479	1,555,867
Chubb, Ltd. (b)	14,042	1,813,946
Marsh & McLennan Cos., Inc.	21,199	1,690,620
Prudential Financial, Inc.	9,500	774,725
Willis Towers Watson PLC (b)	9,528	1,446,922
		7,282,080
Health Care (19.6%)
Biotechnology (0.2%)
Celgene Corp. (c)	5,400	346,086
Health Care Equipment & Supplies (7.3%)
Becton Dickinson and Co.	10,661	2,402,137
Boston Scientific Corp. (c)	32,200	1,137,948
Danaher Corp.	23,398	2,412,802
Hologic, Inc. (c)	12,225	502,447
Medtronic PLC (b)	40,848	3,715,534
Stryker Corp.	9,840	1,542,420
The Cooper Cos., Inc.	2,060	524,270
Zimmer Biomet Holdings, Inc.	9,500	985,340
		13,222,898
Health Care Providers & Services (2.5%)
Anthem, Inc.	4,296	1,128,258
Cigna Corp.	11,896	2,259,224
UnitedHealth Group, Inc.	4,600	1,145,952
		4,533,434

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Life Sciences Tools & Services (1.8%)
Agilent Technologies, Inc.	11,146	$751,909
Thermo Fisher Scientific, Inc.	11,222	2,511,372
		3,263,281
Pharmaceuticals (7.8%)
Eli Lilly & Co.	7,100	821,612
Merck & Co., Inc.	57,809	4,417,186
Perrigo Co. PLC (b)	2,783	107,841
Pfizer, Inc.	202,724	8,848,902
		14,195,541
Industrials (8.3%)
Aerospace & Defense (3.5%)
Northrop Grumman Corp.	10,441	2,557,001
The Boeing Co.	11,546	3,723,585
		6,280,586
Airlines (0.2%)
Delta Air Lines, Inc.	9,100	454,090
Commercial Services & Supplies (0.4%)
Republic Services, Inc.	9,984	719,747
Industrial Conglomerates (2.2%)
General Electric Co.	247,800	1,875,846
Honeywell International, Inc.	11,474	1,515,945
Roper Technologies, Inc.	2,246	598,604
		3,990,395
Machinery (0.9%)
Fortive Corp.	5,600	378,896
Illinois Tool Works, Inc.	5,600	709,464
PACCAR, Inc.	8,075	461,405
		1,549,765
Professional Services (0.7%)
Nielsen Holdings PLC (b)	55,354	1,291,409
Road & Rail (0.4%)
Kansas City Southern	8,567	817,720
Information Technology (13.9%)
Communications Equipment (2.4%)
Cisco Systems, Inc.	102,415	4,437,642
Electronic Equipment, Instruments & Components (2.7%)
Corning, Inc.	78,458	2,370,216
Keysight Technologies, Inc. (c)	26,419	1,640,092
TE Connectivity, Ltd. (b)	11,700	884,871
		4,895,179
Interactive Media & Services (0.9%)
Facebook, Inc. – Class A (c)	12,194	1,598,511
Semiconductors & Semiconductor Equipment (3.1%)
Broadcom, Inc.	1,412	359,043
Maxim Integrated Products, Inc.	9,214	468,532
Micron Technology, Inc. (c)	998	31,667
NXP Semiconductor NV (b)	11,500	842,720
QUALCOMM, Inc.	30,663	1,745,031
Texas Instruments, Inc.	23,735	2,242,958
		5,689,951
	Shares	Value(a)
Software (4.8%)
Microsoft Corp.	72,300	$7,343,511
Synopsys, Inc. (c)	15,947	1,343,375
		8,686,886
Materials (2.5%)
Chemicals (1.4%)
Air Products & Chemicals, Inc.	4,100	656,205
DowDuPont, Inc.	36,843	1,970,363
		2,626,568
Containers & Packaging (1.1%)
Ball Corp.	22,700	1,043,746
International Paper Co.	21,691	875,449
		1,919,195
Real Estate (1.9%)
Health Care REITs (0.3%)
Ventas, Inc.	9,400	550,746
Industrial REITs (0.5%)
ProLogis, Inc.	15,800	927,776
Specialized REITs (1.1%)
Crown Castle International Corp.	10,944	1,188,847
Public Storage	1,900	384,579
Weyerhaeuser Co.	20,500	448,130
		2,021,556
Utilities (9.0%)
Electric Utilities (6.6%)
Duke Energy Corp.	30,409	2,624,297
Entergy Corp.	23,659	2,036,330
NextEra Energy, Inc.	23,209	4,034,188
PG&E Corp. (c)	26,346	625,718
The Southern Co.	58,862	2,585,219
		11,905,752
Multi-Utilities (2.4%)
NiSource, Inc.	45,708	1,158,698
Sempra Energy	29,953	3,240,615
		4,399,313
Total common stocks (cost: $186,627,517)		177,846,606
Preferred Stocks (1.2%)
Health Care (0.2%)
Becton Dickinson and Co., 6.125%	7,299	420,933
Industrials (0.2%)
Fortive Corp., 5.000%	316	286,476
Utilities (0.8%)
NextEra Energy, Inc., 6.123%	14,237	820,621
Sempra Energy Series A, 6.000%	4,348	413,539
Sempra Energy Series B, 6.750%	2,130	205,417
		1,439,577
Total preferred stocks (cost: $2,036,982)		2,146,986
See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (1.2%)
Investment Companies (1.2%)
State Street Institutional U.S. Government Money Market Fund, current rate 2.270%	501,056	$501,056
T. Rowe Price Reserve Investment Fund, current rate 2.580%	1,740,923	1,740,923
Total short-term securities (cost: $2,241,979)		2,241,979
Total investments in securities (cost: $190,906,478) (d)		182,235,571
Liabilities in excess of cash and other assets (-0.4%)		(646,477)
Total net assets (100.0%)		$181,589,094

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 10.2% of net assets in foreign securities at December 31, 2018.

(c)  Non-income producing security.

(d)  At December 31, 2018 the cost of investments for federal income tax purposes was $193,167,144. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$7,649,078
Gross unrealized depreciation	(18,580,651)
Net unrealized depreciation	$(10,931,573)

See accompanying notes to financial statements.

SFT Wellington Core Equity Fund
Investments in Securities

December 31, 2018

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.5%)
Communication Services (2.2%)
Diversified Telecommunication Services (2.2%)
Verizon Communications, Inc.	40,044	$2,251,274
Consumer Discretionary (10.4%)
Hotels & Resort REITs (0.9%)
Hilton Worldwide Holdings, Inc.	12,622	906,260
Hotels, Restaurants & Leisure (2.7%)
Aramark	32,503	941,612
McDonald's Corp.	10,360	1,839,625
		2,781,237
Internet & Catalog Retail (2.3%)
Amazon.com, Inc. (b)	678	1,018,335
Booking Holdings, Inc. (b)	778	1,340,043
		2,358,378
Specialty Retail (1.5%)
The TJX Cos., Inc.	35,546	1,590,328
Textiles, Apparel & Luxury Goods (3.0%)
NIKE, Inc. – Class B	25,184	1,867,142
VF Corp.	18,037	1,286,759
		3,153,901
Consumer Staples (9.2%)
Beverages (1.3%)
Constellation Brands, Inc. – Class A	2,761	444,024
Monster Beverage Corp. (b)	17,998	885,861
		1,329,885
Food & Staples Retailing (3.5%)
Costco Wholesale Corp.	8,115	1,653,107
Walmart, Inc.	21,635	2,015,300
		3,668,407
Household Products (3.7%)
Colgate-Palmolive Co.	25,605	1,524,009
The Procter & Gamble Co.	24,742	2,274,285
		3,798,294
Personal Care (0.7%)
The Estee Lauder Cos., Inc. – Class A	5,518	717,892
Energy (2.1%)
Oil, Gas & Consumable Fuels (2.1%)
Continental Resources, Inc. (b)	19,700	791,743
EOG Resources, Inc.	15,841	1,381,494
		2,173,237
Financial (14.0%)
Commercial Banks (8.1%)
Bank of America Corp.	106,526	2,624,801
Fifth Third Bancorp	35,078	825,385
	Shares	Value(a)
JPMorgan Chase & Co.	28,983	$2,829,321
The PNC Financial Services Group, Inc.	17,929	2,096,079
		8,375,586
Consumer Finance (2.1%)
American Express Co.	11,445	1,090,937
Capital One Financial Corp.	14,478	1,094,392
		2,185,329
Insurance (3.8%)
Athene Holding, Ltd. – Class A (b) (c)	16,743	666,874
Chubb, Ltd. (c)	14,774	1,908,505
The Allstate Corp.	16,158	1,335,136
		3,910,515
Health Care (19.3%)
Health Care Equipment & Supplies (6.9%)
Abbott Laboratories	21,715	1,570,646
Baxter International, Inc.	27,110	1,784,380
Danaher Corp.	10,408	1,073,273
Hologic, Inc. (b)	23,886	981,715
Medtronic PLC (c)	19,098	1,737,154
		7,147,168
Health Care Providers & Services (5.3%)
Anthem, Inc.	6,738	1,769,601
Laboratory Corp. of America Holdings (b)	8,149	1,029,707
UnitedHealth Group, Inc.	10,798	2,689,998
		5,489,306
Life Sciences Tools & Services (1.4%)
Thermo Fisher Scientific, Inc.	6,743	1,509,016
Pharmaceuticals (5.7%)
Allergan PLC (c)	6,302	842,325
Bristol-Myers Squibb Co.	20,026	1,040,952
Eli Lilly & Co.	18,420	2,131,562
Merck & Co., Inc.	24,237	1,851,949
		5,866,788
Industrials (10.3%)
Aerospace & Defense (2.9%)
General Dynamics Corp.	5,714	898,298
The Boeing Co.	6,600	2,128,500
		3,026,798
Building Products (0.8%)
Fortune Brands Home & Security, Inc.	22,497	854,661
Commercial Services & Supplies (1.2%)
Republic Services, Inc.	16,651	1,200,371
Electrical Equipment (1.1%)
AMETEK, Inc.	16,297	1,103,307

See accompanying notes to financial statements.

SFT Wellington Core Equity Fund
Investments in Securities – continued

	Shares	Value(a)
Machinery (2.0%)
Illinois Tool Works, Inc.	8,950	$1,133,875
Snap-On, Inc.	6,719	976,204
		2,110,079
Professional Services (1.3%)
Equifax, Inc.	6,126	570,514
IHS Markit, Ltd. (b) (c)	16,561	794,431
		1,364,945
Road & Rail (1.0%)
Norfolk Southern Corp.	6,715	1,004,161
Information Technology (22.4%)
Communications Equipment (1.2%)
Motorola Solutions, Inc.	11,313	1,301,448
Computers & Peripherals (2.7%)
Apple, Inc.	12,322	1,943,672
NetApp, Inc.	14,555	868,497
		2,812,169
Electronic Equipment, Instruments & Components (0.8%)
CDW Corp.	9,779	792,588
Interactive Media & Services (5.9%)
Alphabet, Inc. – Class A (b)	2,778	2,902,899
Alphabet, Inc. – Class C (b)	687	711,464
Facebook, Inc. – Class A (b)	7,196	943,324
GoDaddy, Inc. – Class A (b)	22,952	1,506,110
		6,063,797
IT Services (3.9%)
Leidos Holdings, Inc.	20,725	1,092,622
Mastercard, Inc. – Class A	10,498	1,980,447
Total System Services, Inc.	11,551	938,981
		4,012,050
Semiconductors & Semiconductor Equipment (1.8%)
Micron Technology, Inc. (b)	20,780	659,349
ON Semiconductor Corp. (b)	32,661	539,233
Teradyne, Inc.	21,236	666,386
		1,864,968
Software (6.1%)
Microsoft Corp.	29,299	2,975,900
Salesforce.com, Inc. (b)	9,821	1,345,182
SS&C Technologies Holdings, Inc.	20,449	922,454
Workday, Inc. – Class A (b)	6,697	1,069,377
		6,312,913
Materials (2.3%)
Chemicals (2.3%)
DowDuPont, Inc.	16,819	899,480
Ecolab, Inc.	9,885	1,456,555
		2,356,035
Real Estate (1.1%)
Specialized REITs (1.1%)
American Tower Corp.	7,353	1,163,171
	Shares	Value(a)
Utilities (5.2%)
Electric Utilities (5.2%)
American Electric Power Co., Inc.	24,652	$1,842,491
NextEra Energy, Inc.	12,428	2,160,235
Pinnacle West Capital Corp.	16,101	1,371,805
		5,374,531
Total common stocks (cost: $98,052,993)		101,930,793
Short-Term Securities (1.4%)
Investment Companies (1.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 2.270%	1,480,365	1,480,365
Total short-term securities (cost: $1,480,365)		1,480,365
Total investments in securities (cost: $99,533,358) (d)		103,411,158
Cash and other assets in excess of liabilities (0.1%)		115,103
Total net assets (100.0%)		$103,526,261

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 5.7% of net assets in foreign securities at December 31, 2018.

(d)  At December 31, 2018 the cost of investments for federal income tax purposes was $99,601,303. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$10,588,706
Gross unrealized depreciation	(6,778,851)
Net unrealized appreciation	$3,809,855

See accompanying notes to financial statements.

(This page has been left blank intentionally.)

Securian Funds Trust

Statements of Assets and Liabilities

December 31, 2018

	SFT Core Bond Fund[4]	SFT Dynamic Managed Volatility Fund[4]		SFT Government Money Market Fund[4]		SFT Index 400 Mid-Cap Fund[4]	SFT Index 500 Fund[4]	SFT International Bond Fund[4]
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers	$467,098,948		$269,953,167		$72,894,110	$190,400,065	$794,632,633	$102,007,692
Affiliated issuers (note 8)	–		144,297,071		–	–	–	–
Cash on demand deposit[1]	51,527		42,660		–	–	–	1,309,642
Foreign currency on deposit[2]	–		–		–	–	–	20,243
Receivable:
Fund shares sold	8,137		–		–	25,948	33,608	405
Investment securities sold (including paydowns)	–		–		–	43,679	228,785	–
Investment securities sold on a when-issued or forward commitment basis (note 2)	6,793,507		–		–	–	–	–
Dividends and accrued interest	2,860,963		1,669,681		121,793	228,528	928,982	959,048
Refundable foreign income taxes withheld	–		–		–	–	–	53,120
Adviser (note 4)	–		67,852		8,222	–	–	–
Variation margin on futures contracts	52,257		–		–	90,197	103,727	–
Unrealized appreciation on forward foreign currency contracts	–		–		–	–	–	1,647,087
Prepaid expenses	17,995		8,904		9,072	12,477	26,390	9,945
Total assets	476,883,334		416,039,335		73,033,197	190,800,894	795,954,125	106,007,182
Liabilities
Due to custodian	–		–		–	4,860	40,951	22,468
Payable:
Fund shares repurchased	454,692		96,874		190,233	113,943	254,046	47,240
Investment securities purchased	6,802,987		–		–	195,160	535,520	–
Investment securities purchased on a when-issued or forward commitment basis (note 2)	31,339,308		–		–	–	–	–
Adviser	262,742		325,850		42,946	70,776	247,731	94,539
Variation margin on swap contracts	–		–		–	–	–	108,017
Variation margin on futures contracts	–		317,597		–	–	–	–
Accrued expenses	154,249		66,318		39,240	51,135	88,933	125,127
Unrealized depreciation on forward foreign currency contracts	–		–		–	–	–	942,470
Options written at value[3]	–		–		–	–	–	–
Total liabilities	39,013,978		806,639		272,419	435,874	1,167,181	1,339,861
Net assets applicable to outstanding capital stock	$437,869,356		$415,232,696		$72,760,778	$190,365,020	$794,786,944	$104,667,321
Net assets consist of:
Paid in capital**	$383,472,709		$351,388,479		$72,758,712	$25,401,874	$110,245,729	$102,924,914
Total distributable earnings	54,396,647		63,844,217		2,066	164,963,146	684,541,215	1,742,407
Net assets	$437,869,356		$415,232,696		$72,760,778	$190,365,020	$794,786,944	$104,667,321
Net assets by class:
Class 1	$3,639,818	$	N/A	$	N/A	$7,662,024	$164,095,059	$1,237,237
Class 2	434,229,538		415,232,696		72,760,778	182,702,996	630,691,885	103,430,084
Net asset value per share of outstanding capital stock by class:
Class 1	2.355		N/A		N/A	4.392	10.144	2.570
Class 2	2.297		13.983		1.000	4.284	9.894	2.507
* Identified cost
Unaffiliated issuers	$470,918,800		$271,651,478		$72,894,110	$162,316,648	$349,355,467	$107,102,632
Affiliated issuers	–		107,000,000		–	–	–	–
** Shares outstanding by class:
Class 1	1,545,768		N/A		N/A	1,744,355	16,176,258	481,314
Class 2	189,065,289		29,695,561		72,760,778	42,643,830	63,744,473	41,255,064
[1] Collateral for the initial margin on open swaps and foreign currency contracts	$–		$–		$–	$–	$–	$1,296,857
[2] Foreign currency on deposit (cost)	$–		$–		$–	$–	$–	$20,645
[3] Premiums received	$–		$–		$–	$–	$–	$–

4  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

See accompanying notes to financial statements.

	SFT IvySM Growth Fund		SFT IvySM Small Cap Growth Fund		SFT Managed Volatility Equity Fund[4]		SFT Real Estate Securities Fund[4]	SFT T. Rowe Price Value Fund		SFT Wellington Core Equity Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers		$454,144,175		$163,584,158		$299,099,324	$119,724,190		$182,235,571	$103,411,158
Affiliated issuers (note 8)		–		–		–	–		–	–
Cash on demand deposit[1]		–		–		364,900	–		–	–
Foreign currency on deposit[2]		–		–		–	–		–	–
Receivable:
Fund shares sold		–		–		–	–		–	–
Investment securities sold (including paydowns)		–		–		–	–		1,972,460	132,095
Investment securities sold on a when-issued or forward commitment basis (note 2)		–		–		–	–		–	–
Dividends and accrued interest		304,352		14,132		117,634	626,104		318,027	111,143
Refundable foreign income taxes withheld		–		–		–	–		4,236	–
Adviser (note 4)		–		–		45,384	–		–	–
Variation margin on futures contracts		–		–		–	–		–	–
Unrealized appreciation on forward foreign currency contracts		–		–		–	–		–	–
Prepaid expenses		18,650		11,693		13,366	10,513		12,342	10,171
Total assets		454,467,177		163,609,983		299,640,608	120,360,807		184,542,636	103,664,567
Liabilities
Due to custodian		–		–		–	–		–	–
Payable:
Fund shares repurchased		165,443		45,299		49,041	25,141		86,558	18,963
Investment securities purchased		–		–		–	–		2,663,531	–
Investment securities purchased on a when-issued or forward commitment basis (note 2)		–		–		–	–		–	–
Adviser		367,764		163,213		237,360	106,456		151,532	86,603
Variation margin on swap contracts		–		–		–	–		–	–
Variation margin on futures contracts		–		–		787,200	–		–	–
Accrued expenses		50,511		34,068		39,485	39,953		51,921	32,740
Unrealized depreciation on forward foreign currency contracts		–		–		–	–		–	–
Options written at value[3]		–		–		42,920	–		–	–
Total liabilities		583,718		242,580		1,156,006	171,550		2,953,542	138,306
Net assets applicable to outstanding capital stock		$453,883,459		$163,367,403		$298,484,602	$120,189,257		$181,589,094	$103,526,261
Net assets consist of:
Paid in capital**		$221,483,657		$92,074,950		$277,731,441	$33,174,714		$129,071,509	$60,534,416
Total distributable earnings		232,399,802		71,292,453		20,753,161	87,014,543		52,517,585	42,991,845
Net assets		$453,883,459		$163,367,403		$298,484,602	$120,189,257		$181,589,094	$103,526,261
Net assets by class:
Class 1	$	N/A	$	N/A	$	N/A	$4,121,702	$	N/A	$757,582
Class 2		453,883,459		163,367,403		298,484,602	116,067,555		181,589,094	102,768,679
Net asset value per share of outstanding capital stock by class:
Class 1		N/A		N/A		N/A	4.534		N/A	14.069
Class 2		16.007		15.181		11.594	4.422		12.568	13.906
* Identified cost
Unaffiliated issuers		$370,082,651		$149,779,205		$287,770,496	$121,896,556		$190,906,478	$99,533,358
Affiliated issuers		–		–		–	–		–	–
** Shares outstanding by class:
Class 1		N/A		N/A		N/A	909,136		N/A	53,847
Class 2		28,354,591		10,761,496		25,744,753	26,249,767		14,448,228	7,390,243
[1] Collateral for the initial margin on open swaps and foreign currency contracts		$–		$–		$–	$–		$–	$–
[2] Foreign currency on deposit (cost)		$–		$–		$–	$–		$–	$–
[3] Premiums received		$–		$–		$222,774	$–		$–	$–

Securian Funds Trust

Statements of Operations

Year ended December 31, 2018

	SFT Core Bond Fund[2]	SFT Dynamic Managed Volatility Fund[2]	SFT Government Money Market Fund[2]	SFT Index 400 Mid-Cap Fund[2]	SFT Index 500 Fund[2]	SFT International Bond Fund[2]
Income:
Interest[1]	$14,130,286	$5,832,417	$1,286,152	$–	$83	$4,931,559
Dividends[1]	244,459	1,866,262	13,612	3,450,070	17,179,775	134,903
Foreign tax withholding	–	–	–	(2,378)	(2)	(230,240)
Total investment income	14,374,745	7,698,679	1,299,764	3,447,692	17,179,856	4,836,222
Expenses (note 4):
Investment advisory fee	1,518,001	2,609,392	207,470	334,853	1,328,122	642,961
Rule 12b-1 fees	941,095	1,003,612	172,891	539,152	1,773,273	264,915
Audit and accounting services	223,200	185,476	127,108	128,428	220,116	137,138
Administrative services fee	66,743	43,771	43,086	27,548	27,548	70,486
Legal fees	31,564	31,564	20,660	19,464	34,843	25,143
Custodian fees	15,888	15,435	9,875	20,834	26,410	97,056
Printing and shareholder reports	13,263	11,490	11,625	10,691	10,691	10,691
Trustee's fees	18,435	18,436	18,436	18,435	18,436	18,435
S&P licensing fee	–	–	–	22,725	61,021	–
Insurance	8,522	8,522	8,522	8,522	8,522	8,522
Other	7,422	6,780	4,782	6,756	13,153	5,313
Total expenses before fees waived	2,844,133	3,934,478	624,455	1,137,408	3,522,135	1,280,660
Less fees waived (note 4)	–	(721,320)	(140,360)	–	–	–
Total expenses net of fees waived	2,844,133	3,213,158	484,095	1,137,408	3,522,135	1,280,660
Net investment income	11,530,612	4,485,521	815,669	2,310,284	13,657,721	3,555,562
Realized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	(3,173,748)	(5,606,934)	–	17,987,455	38,745,446	(162,334)
Written options contracts	–	498,802	–	–	–	–
Swap contracts	–	–	–	–	–	17,771
Foreign forward currency contracts	–	–	–	–	–	1,303,522
Foreign currency transactions	–	–	–	–	–	(372,666)
Net increase from litigation payments	10,909	–	–	406	4,786	–
Futures contracts	(282,883)	4,974,951	–	(819,622)	(682,186)	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers	(11,513,742)	(9,964,603)	–	(43,479,935)	(89,316,318)	(5,892,095)
Affiliated issuers (note 8)	–	(6,897,119)	–	–	–	–
Written options contracts	–	–	–	–	–	–
Swap contracts	–	–	–	–	–	552,365
Translation of assets and liabilities in foreign currency	–	–	–	–	–	35,449
Foreign forward currency contracts	–	–	–	–	–	2,349,507
Futures contracts	956,900	(334,569)	–	(560,767)	(531,726)	–
Net gains (losses) on investments	(14,002,564)	(17,329,472)	–	(26,872,463)	(51,779,998)	(2,168,481)
Net increase (decrease) in net assets resulting from operations	$(2,471,952)	$(12,843,951)	$815,669	$(24,562,179)	$(38,122,277)	$1,387,081

1  All income is from unaffiliated issuers.

2  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

See accompanying notes to financial statements.

	SFT IvySM Growth Fund	SFT IvySM Small Cap Growth Fund	SFT Managed Volatility Equity Fund[2]	SFT Real Estate Securities Fund[2]	SFT T. Rowe Price Value Fund	SFT Wellington Core Equity Fund
Income:
Interest[1]	$39,253	$44,349	$292	$–	$10,050	$3,900
Dividends[1]	5,222,244	1,162,892	7,531,275	3,542,417	5,018,885	1,775,423
Foreign tax withholding	(22,552)	–	–	–	(159,510)	(11,625)
Total investment income	5,238,945	1,207,241	7,531,567	3,542,417	4,869,425	1,767,698
Expenses (note 4):
Investment advisory fee	3,453,053	1,649,391	1,871,329	912,850	1,414,837	770,210
Rule 12b-1 fees	1,292,046	485,115	719,742	316,193	527,924	294,316
Audit and accounting services	158,971	105,086	110,980	117,151	106,645	112,479
Administrative services fee	27,548	27,548	21,575	27,548	26,548	27,548
Legal fees	21,494	22,074	19,464	19,464	19,464	20,624
Custodian fees	12,780	16,221	14,431	13,901	64,264	15,365
Printing and shareholder reports	10,746	10,746	11,490	10,691	10,746	14,940
Trustee's fees	18,435	18,435	18,435	18,435	18,435	18,435
S&P licensing fee	–	–	–	–	–	–
Insurance	8,522	8,522	8,522	8,522	8,522	8,522
Other	7,839	6,405	12,044	5,235	6,315	5,278
Total expenses before fees waived	5,011,434	2,349,543	2,808,012	1,449,990	2,203,700	1,287,717
Less fees waived (note 4)	–	–	(504,478)	–	–	–
Total expenses net of fees waived	5,011,434	2,349,543	2,303,534	1,449,990	2,203,700	1,287,717
Net investment income	227,511	(1,142,302)	5,228,033	2,092,427	2,665,725	479,981
Realized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	80,503,806	26,695,648	3,000,633	775,002	16,282,668	3,842,145
Written options contracts	–	–	(1,793,049)	–	–	–
Swap contracts	–	–	–	–	–	–
Foreign forward currency contracts	–	–	–	–	–	–
Foreign currency transactions	–	–	–	–	747	–
Net increase from litigation payments	–	6,487	–	–	–	41,468
Futures contracts	–	–	(3,248,299)	–	–	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers	(65,040,936)	(30,792,811)	(15,745,267)	(9,604,765)	(38,728,763)	(6,048,077)
Affiliated issuers (note 8)	–	–	–	–	–	–
Written options contracts	–	–	166,359	–	–	–
Swap contracts	–	–	–	–	–	–
Translation of assets and liabilities in foreign currency	–	–	–	–	579	–
Foreign forward currency contracts	–	–	–	–	–	–
Futures contracts	–	–	(2,853,348)	–	–	–
Net gains (losses) on investments	15,462,870	(4,090,676)	(20,472,971)	(8,829,763)	(22,444,769)	(2,164,464)
Net increase (decrease) in net assets resulting from operations	$15,690,381	$(5,232,978)	$(15,244,938)	$(6,737,336)	$(19,779,044)	$(1,684,483)

Securian Funds Trust

Statements of Changes in Net Assets

Year ended December 31, 2018 and year ended December 31, 2017

	SFT Core Bond Fund[1]		SFT Dynamic Managed Volatility Fund[1]		SFT Government Money Market Fund[1]
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$11,530,612	$10,326,474	$4,485,521	$2,872,482	$815,669	$91,904
Net realized gains (losses) on investments	(3,445,722)	3,848,575	(133,181)	18,204,722	–	–
Net change in unrealized appreciation or depreciation of investments	(10,556,842)	3,221,880	(17,196,291)	33,175,486	–	–
Net increase (decrease) in net assets resulting from operations	(2,471,952)	17,396,929	(12,843,951)	54,252,690	815,669	91,904
Distributions to shareholders:
From net investment income
Class 2	–	–	–	–	(815,669)	(91,904)
Decrease in net assets from distributions[2]	–	–	–	–	(815,669)	(91,904)
Capital stock transactions:
Proceeds from shares issued in Reorganization[3]
Class 1	269,847	–	–	–	–	–
Class 2	79,462,708	–	–	–	–	–
Proceeds from sales
Class 1	1,033,774	626,191	–	–	–	–
Class 2	8,005,851	14,703,357	61,641,256	44,777,384	37,762,506	20,785,779
Value of distributions reinvested
Class 2	–	–	–	–	815,669	91,904
Payments for redemption of shares
Class 1	(264,722)	(242,838)	–	–	–	–
Class 2	(33,471,533)	(17,446,671)	(6,688,542)	(6,906,214)	(32,797,715)	(31,692,159)
Increase (decrease) in net assets from capital stock transactions	55,035,925	(2,359,961)	54,952,714	37,871,170	5,780,460	(10,814,476)
Total increase (decrease) in net assets	52,563,973	15,036,968	42,108,763	92,123,860	5,780,460	(10,814,476)
Net assets at beginning of period	385,305,383	370,268,415	373,123,933	281,000,073	66,980,318	77,794,794
Net assets at end of period	$437,869,356	$385,305,383	$415,232,696	$373,123,933	$72,760,778	$66,980,318
Capital share transactions:
Shares issued in Reorganization[3]
Class 1	115,977	–	–	–	–	–
Class 2	35,007,094	–	–	–	–	–
Proceeds from sales
Class 1	442,411	269,388	–	–	–	–
Class 2	3,502,008	6,471,805	4,247,252	3,410,058	37,762,506	20,785,779
Issued on reinvestment of distributions
Class 2	–	–	–	–	815,669	91,904
Payments for redemption of shares
Class 1	(113,578)	(104,498)	–	–	–	–
Class 2	(14,672,988)	(7,644,483)	(461,589)	(513,222)	(32,797,715)	(31,692,159)
Net change from capital transactions	24,280,924	(1,007,788)	3,785,663	2,896,836	5,780,460	(10,814,476)

1  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

2  For the year ended December 31, 2018 and December 31, 2017, distributions to shareholders from net investment income were $815,669 and $91,904 (see Note 10 for additional information).

3  Refer to Note 9—Fund Reorganization for further details.

See accompanying notes to financial statements.

	SFT Index 400 Mid-Cap Fund[1]		SFT Index 500 Fund[1]
	2018	2017	2018	2017
Operations:
Net investment income	$2,310,284	$2,096,561	$13,657,721	$13,003,322
Net realized gains (losses) on investments	17,168,239	19,903,499	38,068,046	18,817,482
Net change in unrealized appreciation or depreciation of investments	(44,040,702)	10,089,062	(89,848,044)	123,700,640
Net increase (decrease) in net assets resulting from operations	(24,562,179)	32,089,122	(38,122,277)	155,521,444
Distributions to shareholders:
From net investment income
Class 2	–	–	–	–
Decrease in net assets from distributions[2]	–	–	–	–
Capital stock transactions:
Proceeds from shares issued in Reorganization[3]
Class 1	–	–	–	–
Class 2	–	–	–	–
Proceeds from sales
Class 1	3,278,231	1,499,601	5,933,442	5,775,147
Class 2	3,481,381	4,898,352	14,922,154	13,635,718
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(925,372)	(199,990)	(1,574,676)	(274,673)
Class 2	(17,620,533)	(30,271,297)	(62,308,389)	(41,531,047)
Increase (decrease) in net assets from capital stock transactions	(11,786,293)	(24,073,334)	(43,027,469)	(22,394,855)
Total increase (decrease) in net assets	(36,348,472)	8,015,788	(81,149,746)	133,126,589
Net assets at beginning of period	226,713,492	218,697,704	875,936,690	742,810,101
Net assets at end of period	$190,365,020	$226,713,492	$794,786,944	$875,936,690
Capital share transactions:
Shares issued in Reorganization[3]
Class 1	–	–	–	–
Class 2	–	–	–	–
Proceeds from sales
Class 1	643,248	328,196	541,176	593,588
Class 2	727,052	1,113,440	1,375,241	1,423,520
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(186,078)	(44,438)	(138,791)	(29,209)
Class 2	(3,556,684)	(6,797,130)	(5,780,461)	(4,407,339)
Net change from capital transactions	(2,372,462)	(5,399,932)	(4,002,835)	(2,419,440)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2018 and year ended December 31, 2017

	SFT International Bond Fund[1]		SFT IvySM Growth Fund		SFT IvySM Small Cap Growth Fund
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$3,555,562	$4,124,281	$227,511	$747,333	$(1,142,302)	$(1,345,244)
Net realized gains (losses) on investments	786,293	629,553	80,503,806	32,362,425	26,702,135	13,252,837
Net change in unrealized appreciation or depreciation of investments	(2,954,774)	(3,456,355)	(65,040,936)	88,764,663	(30,792,811)	26,975,755
Net increase (decrease) in net assets resulting from operations	1,387,081	1,297,479	15,690,381	121,874,421	(5,232,978)	38,883,348
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–	–	–
Decrease in net assets from distributions[2]	–	–	–	–	–	–
Capital stock transactions:
Proceeds from shares issued in Reorganization[3]
Class 1	–	–	–	–	–	–
Class 2	–	–	–	–	–	–
Proceeds from sales
Class 1	186,296	199,736	–	–	–	–
Class 2	5,663,781	3,523,068	3,443,363	1,677,876	4,211,659	1,550,904
Value of distributions reinvested
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	(100,702)	(177,606)	–	–	–	–
Class 2	(10,472,063)	(7,845,215)	(69,687,546)	(58,099,636)	(19,844,142)	(19,495,781)
Increase (decrease) in net assets from capital stock transactions	(4,722,688)	(4,300,017)	(66,244,183)	(56,421,760)	(15,632,483)	(17,944,877)
Total increase (decrease) in net assets	(3,335,607)	(3,002,538)	(50,553,802)	65,452,661	(20,865,461)	20,938,471
Net assets at beginning of period	108,002,928	111,005,466	504,437,261	438,984,600	184,232,864	163,294,393
Net assets at end of period	$104,667,321	$108,002,928	$453,883,459	$504,437,261	$163,367,403	$184,232,864
Capital share transactions:
Shares issued in Reorganization[3]
Class 1	–	–	–	–	–	–
Class 2	–	–	–	–	–	–
Proceeds from sales
Class 1	73,361	77,984	–	–	–	–
Class 2	2,315,453	1,406,182	202,617	123,273	240,939	108,507
Issued on reinvestment of distributions
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	(39,634)	(69,554)	–	–	–	–
Class 2	(4,203,051)	(3,131,653)	(4,056,700)	(4,133,610)	(1,138,320)	(1,397,740)
Net change from capital transactions	(1,853,871)	(1,717,041)	(3,854,083)	(4,010,337)	(897,381)	(1,289,233)

1  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

2  For the year ended December 31, 2018 and December 31, 2017, distributions to shareholders from net investment income were $815,669 and $91,904 (see Note 10 for additional information).

3  Refer to Note 9—Fund Reorganization for further details.

See accompanying notes to financial statements.

	SFT Managed Volatility Equity Fund[1]		SFT Real Estate Securities Fund[1]
	2018	2017	2018	2017
Operations:
Net investment income	$5,228,033	$3,347,461	$2,092,427	$2,159,815
Net realized gains (losses) on investments	(2,040,715)	3,294,966	775,002	6,432,149
Net change in unrealized appreciation or depreciation of investments	(18,432,256)	27,285,086	(9,604,765)	(1,281,847)
Net increase (decrease) in net assets resulting from operations	(15,244,938)	33,927,513	(6,737,336)	7,310,117
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions[2]	–	–	–	–
Capital stock transactions:
Proceeds from shares issued in Reorganization[3]
Class 1	–	–	–	–
Class 2	–	–	–	–
Proceeds from sales
Class 1	–	–	923,820	739,204
Class 2	57,595,894	54,031,240	4,546,670	12,579,024
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(190,395)	(422,188)
Class 2	(5,346,993)	(26,615,898)	(14,308,667)	(30,474,526)
Increase (decrease) in net assets from capital stock transactions	52,248,901	27,415,342	(9,028,572)	(17,578,486)
Total increase (decrease) in net assets	37,003,963	61,342,855	(15,765,908)	(10,268,369)
Net assets at beginning of period	261,480,639	200,137,784	135,955,165	146,223,534
Net assets at end of period	$298,484,602	$261,480,639	$120,189,257	$135,955,165
Capital share transactions:
Shares issued in Reorganization[3]
Class 1	–	–	–	–
Class 2	–	–	–	–
Proceeds from sales
Class 1	–	–	200,295	158,943
Class 2	4,744,414	4,755,843	1,034,951	2,775,497
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(40,649)	(91,140)
Class 2	(441,450)	(2,406,045)	(3,105,495)	(6,723,222)
Net change from capital transactions	4,302,964	2,349,798	(1,910,898)	(3,879,922)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2018 and year ended December 31, 2017

	SFT T. Rowe Price Value Fund		SFT Wellington Core Equity Fund
	2018	2017	2018	2017
Operations:
Net investment income	$2,665,725	$2,623,411	$479,981	$467,945
Net realized gains (losses) on investments	16,283,415	24,258,009	3,883,613	21,810,519
Net change in unrealized appreciation or depreciation of investments	(38,728,184)	10,607,530	(6,048,077)	233,193
Net increase (decrease) in net assets resulting from operations	(19,779,044)	37,488,950	(1,684,483)	22,511,657
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions[2]	–	–	–	–
Capital stock transactions:
Proceeds from shares issued in Reorganization[3]
Class 1	–	–	–	–
Class 2	–	–	–	–
Proceeds from sales
Class 1	–	–	196,628	136,444
Class 2	1,416,323	10,721,941	814,581	371,896
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(127,077)	(273,237)
Class 2	(26,263,040)	(30,508,819)	(16,564,651)	(16,350,148)
Increase (decrease) in net assets from capital stock transactions	(24,846,717)	(19,786,878)	(15,680,519)	(16,115,045)
Total increase (decrease) in net assets	(44,625,761)	17,702,072	(17,365,002)	6,396,612
Net assets at beginning of period	226,214,855	208,512,783	120,891,263	114,494,651
Net assets at end of period	$181,589,094	$226,214,855	$103,526,261	$120,891,263
Capital share transactions:
Shares issued in Reorganization[3]
Class 1	–	–	–	–
Class 2	–	–	–	–
Proceeds from sales
Class 1	–	–	13,132	10,383
Class 2	105,128	875,479	55,340	29,187
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(8,446)	(19,999)
Class 2	(1,892,242)	(2,390,120)	(1,106,343)	(1,268,569)
Net change from capital transactions	(1,787,114)	(1,514,641)	(1,046,317)	(1,248,998)

1  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

2  For the year ended December 31, 2018 and December 31, 2017, distributions to shareholders from net investment income were $815,669 and $91,904 (see Note 10 for additional information).

3  Refer to Note 9—Fund Reorganization for further details.

See accompanying notes to financial statements.

Securian Funds Trust
Financial Highlights

SFT Core Bond Fund*

	Class 1 Shares
	Year ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$2.368	$2.257	$2.157	$2.148	$2.016
Income from investment operations:
Net investment income (a)	.077	.069	.066	.066	.064
Net realized and unrealized gain (loss) on investments	(.090)	.042	.034	(.057)	.068
Total from investment operations	(.013)	.111	.100	.009	.132
Net asset value, end of period	$2.355	$2.368	$2.257	$2.157	$2.148
Total return (b)	(0.59)%	4.95%	4.63%	0.41%	6.56%
Net assets, end of period (in thousands)	$3,640	$2,608	$2,113	$6,243	$5,402
Ratios to average net assets:
Expenses (c)	.50%	.49%	.49%	.49%	.49%
Net investment income	3.29%	2.96%	2.97%	3.03%	3.07%
Portfolio turnover rate (excluding short-term securities)	151.1%	159.8%	249.6%	179.3%	193.5%
	Class 2 Shares
	Year ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$2.316	$2.212	$2.120	$2.117	$1.991
Income from investment operations:
Net investment income (a)	.069	.062	.059	.059	.058
Net realized and unrealized gain (loss) on investments	(.088)	.042	.033	(.056)	.068
Total from investment operations	(.019)	.104	.092	.003	.126
Net asset value, end of period	$2.297	$2.316	$2.212	$2.120	$2.117
Total return (b)	(0.84)%	4.69%	4.37%	0.16%	6.29%
Net assets, end of period (in thousands)	$434,229	$382,697	$368,156	$382,934	$368,926
Ratios to average net assets:
Expenses (c)	.75%	.74%	.74%	.74%	.74%
Net investment income	3.04%	2.71%	2.68%	2.78%	2.82%
Portfolio turnover rate (excluding short-term securities)	151.1%	159.8%	249.6%	179.3%	193.5%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

*  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

Securian Funds Trust
Financial Highlights – continued

SFT Dynamic Managed Volatility Fund*

	Class 2 Shares
	Year ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.401	$12.210	$11.226	$11.603	$10.731
Income from investment operations:
Net investment income (a)	.162	.116	.091	.082	.039
Net realized and unrealized gain (loss) on investments	(.580)	2.075	.893	(.459)	.833
Total from investment operations	(.418)	2.191	.984	(.377)	.872
Net asset value, end of period	$13.983	$14.401	$12.210	$11.226	$11.603
Total return (b)	(2.90)%	17.94%	8.77%	(3.25)%	8.12%
Net assets, end of period (in thousands)	$415,233	$373,124	$281,000	$203,987	$131,047
Ratios to average net assets:
Expenses before waiver (c) .	.98%	.98%	1.00%	1.02%	1.19%
Expenses net of waiver (c)(d) .	.80%	.80%	.80%	.80%	.80%
Net investment income	1.12%	.87%	.79%	.71%	.35%
Portfolio turnover rate (excluding short-term securities)	2.2%	1.7%	1.4%	5.1%	1.5%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor (see note 4).

*  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

Securian Funds Trust
Financial Highlights – continued

SFT Government Money Market Fund*

	Class 2 Shares
	Year ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income (a)	.012	.001	–	–	–
Net realized and unrealized gain (loss) on investments	–	–	–	–	–
Total from investment operations	.012	.001	–	–	–
Less distributions:
Distributions from net investment income	(.012)	(.001)	–	–	–
Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000
Total return (b)	1.18%	0.13%	–%	–%	–%
Net assets, end of period (in thousands)	$72,761	$66,980	$77,795	$88,829	$86,904
Ratios to average net assets:
Expenses before waiver	.90%	.92%	.91%	.85%	.83%
Expenses net of waiver (c)(d)	.70%	.78%	.36%	.12%	.10%
Net investment income	1.18%	.13%	–%	–%	–%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see note 4).

*  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

Securian Funds Trust
Financial Highlights – continued

SFT Index 400 Mid-Cap Fund*

	Class 1 Shares
	Year ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$4.955	$4.275	$3.553	$3.640	$3.324
Income from investment operations:
Net investment income (a)	0.065	.055	.045	.046	.040
Net realized and unrealized gain (loss) on investments	(0.628)	.625	.677	(.133)	.276
Total from investment operations	(.563)	.680	.722	(.087)	.316
Net asset value, end of period	$4.392	$4.955	$4.275	$3.553	$3.640
Total return (b)	(11.36)%	15.90%	20.34%	(2.39)%	9.51%
Net assets, end of period (in thousands)	$7,662	$6,378	$4,290	$16,847	$15,418
Ratios to average net assets:
Expenses (c)	.27%	.26%	.26%	.26%	.25%
Net investment income	1.29%	1.21%	1.24%	1.24%	1.15%
Portfolio turnover rate (excluding short-term securities)	14.6%	16.6%	18.5%	16.1%	12.0%
	Class 2 Shares
	Year ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$4.845	$4.191	$3.491	$3.586	$3.283
Income from investment operations:
Net investment income (a)	0.050	.042	.039	.036	.030
Net realized and unrealized gain (loss) on investments	(0.611)	.612	.661	(.131)	.273
Total from investment operations	(.561)	.654	.700	(.095)	.303
Net asset value, end of period	$4.284	$4.845	$4.191	$3.491	$3.586
Total return (b)	(11.58)%	15.61%	20.04%	(2.63)%	9.24%
Net assets, end of period (in thousands)	$182,703	$220,335	$214,408	$185,717	$218,305
Ratios to average net assets:
Expenses (c)	.52%	.51%	.51%	.51%	.50%
Net investment income	1.03%	.95%	1.06%	.98%	.89%
Portfolio turnover rate (excluding short-term securities)	14.6%	16.6%	18.5%	16.1%	12.0%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

*  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

Securian Funds Trust
Financial Highlights – continued

SFT Index 500 Fund*

	Class 1 Shares
	Year ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.629	$8.745	$7.829	$7.737	$6.822
Income from investment operations:
Net investment income (a)	0.192	.175	.160	.147	.132
Net realized and unrealized gain (loss) on investments	(0.677)	1.709	.756	(.055)	.783
Total from investment operations	(.485)	1.884	.916	.092	.915
Net asset value, end of period	$10.144	$10.629	$8.745	$7.829	$7.737
Total return (b)	(4.56)%	21.54%	11.72%	1.18%	13.41%
Net assets, end of period (in thousands)	$164,095	$167,661	$133,014	$110,210	$60,909
Ratios to average net assets:
Expenses (c)	.20%	.20%	.20%	.21%	.21%
Net investment income	1.74%	1.82%	1.97%	1.88%	1.83%
Portfolio turnover rate (excluding short-term securities)	2.4%	2.7%	3.5%	6.1%	4.8%
	Class 2 Shares
	Year ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.393	$8.573	$7.693	$7.622	$6.737
Income from investment operations:
Net investment income (a)	0.160	.148	.136	.124	.110
Net realized and unrealized gain (loss) on investments	(0.659)	1.672	.744	(.053)	.775
Total from investment operations	(.499)	1.820	.880	.071	.885
Net asset value, end of period	$9.894	$10.393	$8.573	$7.693	$7.622
Total return (b)	(4.80)%	21.23%	11.44%	0.93%	13.13%
Net assets, end of period (in thousands)	$630,692	$708,275	$609,796	$577,069	$585,532
Ratios to average net assets:
Expenses (c)	.45%	.45%	.45%	.46%	.46%
Net investment income	1.49%	1.57%	1.72%	1.61%	1.56%
Portfolio turnover rate (excluding short-term securities)	2.4%	2.7%	3.5%	6.1%	4.8%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

*  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

Securian Funds Trust
Financial Highlights – continued

SFT International Bond Fund*

	Class 1 Shares
	Year ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$2.533	$2.499	$2.418	$2.517	$2.468
Income from investment operations:
Net investment income (a)	.091	.102	.064	.063	.074
Net realized and unrealized gain (loss) on investments	(.054)	(.068)	.017	(.162)	(.025)
Total from investment operations	.037	.034	.081	(.099)	.049
Net asset value, end of period	$2.570	$2.533	$2.499	$2.418	$2.517
Total return (b)	1.46%	1.38%	3.35%	(3.92)%	1.96%
Net assets, end of period (in thousands)	$1,237	$1,134	$1,097	$984	$938
Ratios to average net assets:
Expenses (c)	.95%	.98%	1.00%	.89%	.86%
Net investment income	3.57%	3.97%	2.67%	2.55%	2.93%
Portfolio turnover rate (excluding short-term securities)	20.4%	58.7%	54.0%	42.4%	19.3%
	Class 2 Shares
	Year ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$2.477	$2.450	$2.376	$2.479	$2.438
Income from investment operations:
Net investment income (a)	.082	.093	.057	.056	.067
Net realized and unrealized gain (loss) on investments	(.052)	(.066)	.017	(.159)	(.026)
Total from investment operations	.030	.027	.074	(.103)	.041
Net asset value, end of period	$2.507	$2.477	$2.450	$2.376	$2.479
Total return (b)	1.21%	1.12%	3.09%	(4.16)%	1.70%
Net assets, end of period (in thousands)	$103,430	$106,869	$109,908	$112,548	$124,174
Ratios to average net assets:
Expenses (c)	1.20%	1.23%	1.24%	1.14%	1.11%
Net investment income	3.32%	3.72%	2.42%	2.29%	2.69%
Portfolio turnover rate (excluding short-term securities)	20.4%	58.7%	54.0%	42.4%	19.3%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

*  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

Securian Funds Trust
Financial Highlights – continued

SFT IvySM Growth Fund

	Class 2 Shares
	Year or period ended December 31,
	2018	2017	2016	2015	2014 (a)
Net asset value, beginning of period	$15.662	$12.120	$12.012	$11.253	$10.000
Income from investment operations:
Net investment income (b)	.008	.022	.034	.001	.011
Net realized and unrealized gain on investments	.337	3.520	.074	.758	1.242
Total from investment operations	.345	3.542	.108	.759	1.253
Net asset value, end of period	$16.007	$15.662	$12.120	$12.012	$11.253
Total return (c)	2.21%	29.22%	0.91%	6.74%	12.53%
Net assets, end of period (in thousands)	$453,883	$504,437	$438,985	$479,081	$500,575
Ratios to average net assets:
Expenses (d)	.97%	.97%	.98%	.97%	.96	%(e)
Net investment income	.04%	.16%	.29%	.01%	.15	%(e)
Portfolio turnover rate (excluding short-term securities)	42.3%	40.5%	52.5%	31.6%	44.7	%(f)

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  Not annualized.

Securian Funds Trust
Financial Highlights – continued

SFT IvySM Small Cap Growth Fund

	Class 2 Shares
	Year or period ended December 31,
	2018	2017	2016	2015	2014 (a)
Net asset value, beginning of period	$15.802	$12.611	$10.414	$10.810	$10.000
Income from investment operations:
Net investment income (b)	(.102)	(.111)	(.076)	(.090)	(.048)
Net realized and unrealized gain (loss) on investments	(.519)	3.302	2.273	(.306)	.858
Total from investment operations	(0.621)	3.191	2.197	(.396)	.810
Net asset value, end of period	$15.181	$15.802	$12.611	$10.414	$10.810
Total return (c)	(3.93)%	25.30%	21.10%	(3.66)%	8.10%
Net assets, end of period (in thousands)	$163,367	$184,233	$163,294	$145,465	$182,284
Ratios to average net assets:
Expenses (d)	1.21%	1.22%	1.24%	1.19%	1.22	%(e)
Net investment income	(.59)%	(.78)%	(.68)%	(.80)%	(.71	)%(e)
Portfolio turnover rate (excluding short-term securities)	53.1%	54.4%	99.2%	65.4%	115.8	%(f)

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  Not annualized.

Securian Funds Trust
Financial Highlights – continued

SFT Managed Volatility Equity Fund*

	Class 2 Shares
	Year or period ended December 31,
	2018	2017	2016	2015 (a)
Net asset value, beginning of period	$12.195	$10.483	$10.064	$10.000
Income from investment operations:
Net investment income (b)	.220	.169	.253	.066
Net realized and unrealized gain(loss) on investments	(.821)	1.543	.166	(.002)
Total from investment operations	(.601)	1.712	.419	.064
Net asset value, end of period	$11.594	$12.195	$10.483	$10.064
Total return (c)	(4.93)%	16.33%	4.16%	0.64%
Net assets, end of period (in thousands)	$298,485	$261,481	$200,138	$25,514
Ratios to average net assets:
Expenses before waiver (d)	.97%	.99%	1.09%	2.28	%(e)
Expenses net of waiver (f)	.80%	.80%	.80%	.80	%(e)
Net investment income	1.82%	1.48%	2.43%	5.53	%(e)
Portfolio turnover rate (excluding short-term securities)	–%	9.2%	8.5%	–	%(g)

(a)  The Fund commenced operations on November 18, 2015.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  Ratio is net of fees waived by the advisor (see note 4).

(g)  Not annualized.

*  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

Securian Funds Trust
Financial Highlights – continued

SFT Real Estate Securities Fund*

	Class 1 Shares
	Year ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$4.781	$4.526	$4.324	$4.108	$3.143
Income from investment operations:
Net investment income (a)	0.085	.081	.074	.066	.062
Net realized and unrealized gain (loss) on investments	(0.332)	.174	.128	.150	.903
Total from investment operations	(.247)	.255	.202	.216	.965
Net asset value, end of period	$4.534	$4.781	$4.526	$4.324	$4.108
Total return (b)	(5.16)%	5.63%	4.66%	5.25%	30.70%
Net assets, end of period (in thousands)	$4,122	$3,583	$3,085	$6,750	$5,489
Ratios to average net assets:
Expenses (c)	.87%	.85%	.82%	.84%	.85%
Net investment income	1.83%	1.75%	1.68%	1.59%	1.70%
Portfolio turnover rate (excluding short-term securities)	70.0%	75.4%	78.0%	65.8%	85.4%
	Class 2 Shares
	Year ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$4.674	$4.436	$4.249	$4.047	$3.104
Income from investment operations:
Net investment income (a)	0.072	.070	.063	.053	.050
Net realized and unrealized gain (loss) on investments	(0.324)	.168	.124	.149	.893
Total from investment operations	(.252)	.238	.187	.202	.943
Net asset value, end of period	$4.422	$4.674	$4.436	$4.249	$4.047
Total return (b)	(5.40)%	5.37%	4.40%	4.99%	30.37%
Net assets, end of period (in thousands)	$116,067	$132,372	$143,139	$145,156	$141,391
Ratios to average net assets:
Expenses (c)	1.12%	1.10%	1.08%	1.09%	1.10%
Net investment income	1.60%	1.55%	1.43%	1.30%	1.40%
Portfolio turnover rate (excluding short-term securities)	70.0%	75.4%	78.0%	65.8%	85.4%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

*  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

Securian Funds Trust
Financial Highlights – continued

SFT T. Rowe Price Value Fund

	Class 2 Shares
	Year or period ended December 31,
	2018	2017	2016	2015	2014 (a)
Net asset value, beginning of period	$13.933	$11.747	$10.617	$10.836	$10.000
Income from investment operations:
Net investment income (b)	.174	.153	.173	.119	.077
Net realized and unrealized gain (loss) on investments	(1.539)	2.033	.957	(.338)	.759
Total from investment operations	(1.365)	2.186	1.130	(.219)	.836
Net asset value, end of period	$12.568	$13.933	$11.747	$10.617	$10.836
Total return (c)	(9.80)%	18.61%	10.65%	(2.02)%	8.36%
Net assets, end of period (in thousands)	$181,589	$226,215	$208,513	$207,698	$233,202
Ratios to average net assets:
Expenses (d)	1.04%	1.03%	1.03%	1.01%	1.02	%(e)
Net investment income	1.26%	1.20%	1.59%	1.10%	1.10	%(e)
Portfolio turnover rate (excluding short-term securities)	140.0%	90.4%	102.9%	65.0%	105.1	%(f)

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  Not annualized.

Securian Funds Trust
Financial Highlights – continued

SFT Wellington Core Equity Fund

	Class 1 Shares
	Year or period ended December 31,
	2018	2017	2016	2015	2014 (a)
Net asset value, beginning of period	$14.369	$11.834	$11.261	$11.148	$10.000
Income from investment operations:
Net investment income (b)	.099	.084	.089	.075	.053
Net realized and unrealized gain (loss) on investments	(.399)	2.451	.484	.038	1.095
Total from investment operations	(.300)	2.535	.573	.113	1.148
Net asset value, end of period	$14.069	$14.369	$11.834	$11.261	$11.148
Total return (c)	(2.09)%	21.42%	5.09%	1.01%	11.48%
Net assets, end of period (in thousands)	$757	$706	$696	$587	$663
Ratios to average net assets:
Expenses (d)	.84%	.85%	.80%	.78%	.86	%(e)
Net investment income	.66%	.64%	.80%	.66%	.74	%(e)
Portfolio turnover rate (excluding short-term securities)	21.6%	138.0%	88.8%	84.6%	54.2	%(f)
	Class 2 Shares
	Year or period ended December 31,
	2018	2017	2016	2015	2014 (a)
Net asset value, beginning of period	$14.238	$11.755	$11.214	$11.129	$10.000
Income from investment operations:
Net investment income (b)	.060	.051	.060	.046	.035
Net realized and unrealized gain (loss) on investments	(.392)	2.432	.481	.039	1.094
Total from investment operations	(.332)	2.483	.541	.085	1.129
Net asset value, end of period	$13.906	$14.238	$11.755	$11.214	$11.129
Total return (c)	(2.33)%	21.12%	4.83%	0.76%	11.29%
Net assets, end of period (in thousands)	$102,769	$120,185	$113,799	$128,297	$141,272
Ratios to average net assets:
Expenses (d)	1.09%	1.10%	1.05%	1.03%	1.11	%(e)
Net investment income .	.40%	.40%	.54%	.41%	.49	%(e)
Portfolio turnover rate (excluding short-term securities)	21.6%	138.0%	88.8%	84.6%	54.2	%(f)

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  Not annualized.

Securian Funds Trust
Notes to Financial Statements

December 31, 2018

(1)  Organization

Securian Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a no-load, diversified open-end management investment company, except that SFT International Bond Fund operates as a non-diversified, open-end management investment company. The Trust is a series trust that includes the Funds and share classes listed below:

Fund Name	Share Class 1	Share Class 2
SFT Core Bond Fund (formerly SFT Advantus Bond Fund)	✓	✓
SFT Dynamic Managed Volatility Fund (formerly SFT Advantus Dynamic Managed Volatility Fund)	NA	✓
SFT Government Money Market Fund (formerly SFT Advantus Government Money Market Fund)	NA	✓
SFT Index 400 Mid-Cap Fund (formerly SFT Advantus Index 400 Mid-Cap Fund)	✓	✓
SFT Index 500 Fund (formerly SFT Advantus Index 500 Fund)	✓	✓
SFT International Bond Fund (formerly SFT Advantus International Bond Fund)	✓	✓
SFT IvySM Growth Fund	NA	✓
SFT IvySM Small Cap Growth Fund	NA	✓
SFT Managed Volatility Equity Fund (formerly SFT Advantus Managed Volatility Equity Fund)	NA	✓
SFT Real Estate Securities Fund (formerly SFT Advantus Real Estate Securities Fund)	✓	✓
SFT T. Rowe Price Value Fund	NA	✓
SFT Wellington Core Equity Fund	✓	✓

Securian Asset Management, Inc. ("Securian AM"), (formerly Advantus Capital Management, Inc.) a wholly-owned subsidiary of Securian Financial Group, Inc. ("Securian Financial Group"), serves as the investment adviser to each of the Funds in the Trust pursuant to an investment advisory agreement between Securian AM and the Trust. The Trust's prospectus provides a detailed description of each Fund's investment objective, policies and strategies.

Class 2 shares are subject to a 12b-1 distribution fee. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that Class 1 shares are not subject to a 12b-1 distribution fee. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Trust are not offered directly to the public, but sold only to Minnesota Life Insurance Company ("Minnesota Life") and Securian Life Insurance Company ("Securian Life") in connection with Minnesota Life and Securian Life variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance affiliates of Minnesota Life and Securian Life, and may also be offered to certain qualified plans.

Fund Reorganization

During the current fiscal period, the Trust's Board of Trustees (the "Board") and shareholders approved the Fund Reorganization of the SFT Mortgage Securities Fund (formerly SFT Advantus Mortgage Securities Fund) (the "Target Fund") into the SFT Core Bond Fund (the "Acquiring Fund") effective at the close of business on November 30, 2018. The reorganization was recommended primarily because of a decrease in asset levels over recent years and the concern that expenses as a percentage of assets would increase. Upon the closing of the reorganization, the SFT Mortgage Securities Fund transferred all of their assets and liabilities to the SFT Core Bond Fund in exchange for Acquiring Fund Shares of equal value. Shares of the Acquiring Fund were then distributed to shareholders of the Target Fund and the Target Fund was terminated. As a result of a reorganization, shareholders of the Target Fund became shareholders of the Acquiring Fund. The shareholders of the Target Fund received Acquiring Fund shares with a total value equal to the total value of their Target Fund shares immediately prior to the closing of the reorganization.

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. Details of the Reorganization are further described in Note 9 – Fund Reorganization.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, "Financial Services—Investment Companies." The significant accounting policies followed consistently by the Trust are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investments in Securities

Each Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Securian AM Valuation Committee ("the Valuation Committee") under the supervision of the Board and in accordance with Board-approved valuation policies and procedures. The Board has delegated the daily oversight of the securities valuation function to the Valuation Committee whose members ensure the valuations comply with the valuation policies and affirms the reasonableness of the fair valuation determinations. The fair valued securities are reviewed by the Board at their quarterly meetings.

A Fund's investments will also be valued at fair value by the Valuation Committee if Securian AM determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Fund's net asset value is calculated. If a significant event impacting the value of a security or group of securities occurs, the Valuation Committee is immediately notified and the members meet promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used.

Short-term securities, with the exception of those held in the SFT Government Money Market Fund, are valued at market value. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the SFT Government Money Market Fund are valued at amortized cost, which approximates market value, in order to attempt to maintain a constant net asset value of $1.00 per share. However, there is no assurance the SFT Government Money Market Fund will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the first in, first out basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date.

The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

SFT International Bond Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. SFT International Bond Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by SFT International Bond Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. SFT International Bond Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to, or for protection from market changes, the Funds (excluding the SFT Government Money Market Fund) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds may also buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value as determined by each relevant clearing agency and is aggregated at a Futures Commission Merchant ("FCM") which is registered with the Commodity Futures Trading Commission or the applicable regulator. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Fund recognizes a realized gain or loss when the contract is closed or expired. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund's assets in the segregated account. For a listing of open futures contracts see the Investments in Securities for each Fund.

Interest Rate Swaps

The SFT International Bond Fund may enter into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange interest rate cash flows during the life of the agreement. Each party's payment obligation is computed based on different interest rates, applied to a notional amount. Interest rate swaps often exchange payments based on a fixed rate for payments linked to a floating rate (i.e. LIBOR).

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

These agreements are executed on a registered exchange ("centrally cleared interest rate swaps"), significantly reducing risk from counterparty default. Upon entering into an interest rate swap contract, a Fund is required to pledge an initial margin, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized appreciation and depreciation until the payments are made.

Options Transactions

Each Fund (excluding the SFT Government Money Market Fund) may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. An option is a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government agencies securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Fund may incur a loss upon disposition of the securities. Repurchase agreements are carried at amortized cost. At December 31, 2018, no Funds were invested in repurchase agreements.

Federal Taxes

Each Fund, other than SFT Dynamic Managed Volatility Fund, SFT International Bond Fund, SFT Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund, qualifies for federal income tax purposes as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"). A Fund is treated, for federal income tax purposes, as a partnership if it has more than one shareholder. A Fund's election to be treated as a partnership is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy. As a partnership, a Fund is not subject to income tax, and any income, gains, deductions or losses of the Fund will instead pass through and be taken into account for federal income tax purposes by its partners, which will be Minnesota Life and Securian Life through their respective separate accounts. SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund and SFT T. Rowe Price Value Fund are treated as disregarded entities for federal income tax purposes. While the Trust anticipates that each Fund other than SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund will always have two

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

shareholders, Minnesota Life and Securian Life, a wholly owned subsidiary of Minnesota Life, such ownership could change and accordingly a Fund may at some time have only one shareholder and would be treated as a disregarded entity for federal income tax purposes. A disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner, and the owner is treated as directly owning the assets of the disregarded entity and takes into account for federal income tax purposes the income, gains, deductions and losses relating to those assets.

SFT International Bond Fund qualifies as a regulated investment company for federal income tax purposes. The Fund's policy is to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all (or a sufficient amount) its taxable income and net capital gain to its shareholders. Therefore, no income tax provision is required.

The FASB ASC Topic 740, "Income Taxes" (ASC 740), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Funds have evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Funds' financial statements for the year ended December 31, 2018. The Funds' federal and state income returns for which the applicable statutes of limitations have not expired (2015, 2016, 2017 and 2018) remain subject to examination by the Internal Revenue Service and states department of revenue.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences.

Distributions to Shareholders

Distributions to shareholders from net investment income and realized gains (if any) for the SFT Government Money Market Fund are declared daily and reinvested at month-end in additional shares of capital stock. Distributions to shareholders from net investment income and realized gains (if any) for the SFT International Bond Fund are generally declared and reinvested in additional shares of capital stock on an annual basis. The SFT International Bond Fund uses consent dividends in place of regular distributions. The Funds within the partnership are not required to distribute taxable income, and Funds other than SFT Government Money Market Fund and SFT International Bond Fund will not distribute taxable income.

The federal income tax character of distributions paid to shareholders during the fiscal year ended December 31, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
SFT International Bond Fund	$–	$–

At December 31, 2018, as a result of permanent book-to-tax difference, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

Fund	Paid-In Capital	Total Distributable Earnings (Loss)
SFT International Bond Fund	$1,136,728	$(1,136,728)

Distributable Earnings

As of December 31, 2018, the components of distributable earnings on a federal income tax basis were:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post October Capital/ Late Year Ordinary Loss	Capital Loss Carryforward
SFT International Bond Fund	$6,691,362	$–	$(4,948,955)	$–	$–

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

For the year ended December 31, 2018, the SFT International Bond Fund had a foreign tax credit of $230,240 and foreign sourced income of $4,034,458.

Securities Purchased or sold on a When-Issued or Forward Commitment Basis

Delivery and payment for securities which have been purchased or sold by a Fund on a when-issued or forward commitment basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2018, the SFT Core Bond Fund had entered into outstanding, when-issued or forward commitments at a fair value of $31,710,402. The Fund has segregated assets to cover such when-issued and forward commitments.

Cross-Trades

The Funds are permitted to purchase and sell securities ("cross-trade") from and to other Funds within the Trust as well as outside of the Trust, where both accounts are managed by the same sub-adviser pursuant to "Cross-Trading" procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by a respective Fund from and to another Fund that is or could be considered an affiliate of the Funds under certain limited circumstances by virtue of having a common investment adviser, common officer, or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. Pursuant to these procedures, for the year ending December 31, 2018, the Funds engaged in the following cross-trades, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
SFT T. Rowe Price Value Fund	$61,859	$292,362	$(13,488)

(3)  Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2018 were as follows:

	Non-U.S. Government		U.S. Government*
Fund	Purchases	Sales	Purchases	Sales
SFT Core Bond Fund	$157,960,174	$137,566,405	$423,454,910	$447,920,112
SFT Dynamic Managed Volatility Fund	19,963,037	5,819,889	14,940,871	1,241,661
SFT Index 400 Mid-Cap Fund	31,060,172	43,593,815	–	–
SFT Index 500 Fund	21,040,414	45,396,772	–	–
SFT International Bond Fund	9,961,933	13,744,364	–	–
SFT IvySM Growth Fund	213,939,672	280,034,194	–	–
SFT IvySM Small Cap Growth Fund	100,478,056	116,722,855	–	–
SFT Managed Volatility Equity Fund	51,904,614	–	–	–
SFT Real Estate Securities Fund	90,001,771	98,212,891	–	–
SFT T. Rowe Price Value Fund	291,505,391	312,070,159	–	–
SFT Wellington Core Equity Fund	25,234,065	40,243,146	–	–

*  Includes U.S. government-sponsored enterprise securities.

(4)  Expenses and Related Party Transactions

The Funds have an investment advisory agreement with Securian AM, a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Securian AM manages the Funds' investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

Each Fund of the Trust pays Securian AM an annual fee, based on average daily net assets, in the following amounts:

Fund	Annual Fee on Net Assets
SFT Core Bond Fund	0.40% of net assets to $1 billion; and 0.35% of net assets exceeding $1 billion
SFT Dynamic Managed Volatility Fund	0.65% of all assets
SFT Government Money Market Fund	0.30% of net assets to $1 billion; and 0.25% of net assets exceeding $1 billion
SFT Index 400 Mid-Cap Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Index 500 Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT International Bond Fund	0.60% of net assets to $1 billion; and 0.55% of net assets exceeding $1 billion
SFT IvySM Growth Fund	0.67% of net assets to $500 million; and 0.625% of next $300 million of net assets; and 0.60% of next $200 million of net assets; and 0.50% of net assets exceeding $1 billion
SFT IvySM Small Cap Growth Fund	0.85% of net assets to $1 billion; and 0.80% of next $2 billion of net assets; and 0.76% of net assets exceeding $3 billion
SFT Managed Volatility Equity Fund	0.65% of all assets
SFT Real Estate Securities Fund	0.70% of net assets to $1 billion; and 0.65% of net assets exceeding $1 billion
SFT T. Rowe Price Value Fund	0.67% of net assets to $1 billion; and 0.65% of next $1.5 billion of net assets; and 0.60% of net assets exceeding $2.5 billion
SFT Wellington Core Equity Fund	0.65% of all assets

Securian AM has a sub-advisory agreement with Franklin Advisers, Inc. ("Franklin"), a Registered Investment Advisor for the SFT International Bond Fund, under which Securian AM pays Franklin an annual fee of 0.37% based on average daily net assets.

Securian AM has a sub-advisory agreement with Ivy Investment Management Company ("IICO"), a Registered Investment Advisor for the SFT IvySM Growth Fund and the SFT IvySM Small Cap Growth Fund, under which Securian AM pays IICO an annual fee ranging from 0.33% to 0.55% and 0.40% to 0.82% respectively, based on average daily net assets. Prior to May 1, 2018, Waddell & Reed Investment Management Company, an affiliate of IICO, was the sub-adviser for the Fund.

Securian AM has a sub-advisory agreement with T. Rowe Price Associates, Inc. ("T. Rowe Price"), a Registered Investment Advisor for the SFT T. Rowe Price Value Fund, under which Securian AM pays T. Rowe Price an annual fee ranging from 0.25% to 0.48% based on average daily net assets.

Securian AM has a sub-advisory agreement with Wellington Management Company LLP ("Wellington Management"), a Registered Investment Advisor for the SFT Wellington Core Equity Fund, under which Securian AM pays Wellington Management an annual fee ranging from 0.28% to 0.31% based on average daily net assets.

The Trust bears certain other operating expenses including independent trustees' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, compensation paid to the Trust's Chief Compliance Officer, and other miscellaneous expenses. Each Fund will pay all expenses directly related to its individual operations.

Operating expenses not attributable to a specific Fund are generally allocated based upon the proportionate daily net assets of each Fund.

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

Administrative Services Fee

The Trust has an agreement with Securian Financial Group under which Securian Financial Group provides accounting, legal and other administrative services. Each Fund reimburses Securian Financial Group quarterly for the actual costs incurred in performing such services, as determined in accordance with Securian Financial Group's customary cost accounting procedures consistently applied. Total quarterly administrative fees by Fund range from $5,139 to $23,400.

Accounting Services

The Trust has an agreement with State Street Bank and Trust Company ("State Street") in which State Street provides daily fund accounting and investment administration services. In 2018, these fees ranged from 0.01% to 0.05% of net assets depending on the size and makeup of the respective Fund. The fees are based upon a calculation of multiple factors including base fees, size of assets, and certain other fees.

Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares ("Covered Funds"). Each Covered Fund pays distribution fees at the annual rate of 0.25% of the average daily net assets of the Covered Fund. These fees are paid out of the Covered Fund's assets, which reduces a Covered Fund's net assets as do other Covered Fund expenses. The fees are paid to Securian Financial Services, Inc. ("Securian Financial"), the Trust's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund's shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the distribution plan.

Net Investment Income Maintenance Agreement for the SFT Government Money Market Fund

Effective May 1, 2012, the Board of Trustees of the Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of SFT Government Money Market Fund), Securian AM and Securian Financial. Under such Agreement, Securian AM agrees to waive, reimburse or pay SFT Government Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. For the year ended December 31, 2018, no waivers were made pursuant to the Agreement. As of December 31, 2018, Securian AM and Securian Financial have collectively waived a cumulative total of $4,631,950 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $553,550 was eligible for recovery by Securian AM and Securian Financial as of such date. Amounts subject to potential recovery for the periods ended December 31, 2019 and 2020 are $77,228, and $0, respectively. If Securian AM and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following April 30, 2020, provided such continuance is specifically approved by a majority of the Trust's independent Trustees.

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

SFT Dynamic Managed Volatility Fund, SFT Government Money Market Fund, and SFT Managed Volatility Equity Fund Expense Waivers

Securian AM and the Trust, on behalf of the SFT Dynamic Managed Volatility Fund, SFT Government Money Market Fund, and SFT Managed Volatility Equity Fund, have entered into Expense Limitation Agreements which limit the operating expenses of these Funds, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), through April 30, 2020.

The Agreements renew annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days' notice prior to the end of a contract term. The Funds are authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause any Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Funds' shareholder reports and in Other Expenses under Fees and Expenses of the Fund in the prospectus.

As of December 31, 2018, the amounts waived and eligible for recovery are as follows:

				Recoverable through December 31,
Fund	Agreement Date	Expense Limit	Advisory Fees Waived for the Year Ended December 31, 2018*	2019	2020
SFT Dynamic Managed Volatility Fund	May 1, 2013	0.80%	$721,320	$1,323,365	$721,320
SFT Government Money Market Fund	November 1, 2017	0.70%	$140,360	$167,340	$140,360
SFT Managed Volatility Equity Fund	November 18, 2015	0.80%	$504,478	$925,655	$504,478

*  This amount is reflected in fees waived in the accompanying Statements of Operations.

(5)  Illiquid Securities

Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for the SFT Government Money Market Fund which limits its investment in illiquid securities to 0.5% of net assets. At December 31, 2018, the SFT Core Bond Fund and SFT Dynamic Managed Volatility Fund held illiquid securities of $12,995,711, and $4,583,481, respectively, which represent 3.0%, and 1.1% of net assets, respectively. Pursuant to guidelines adopted by the Trust's Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(6)  Fair Value Measurement

The Trust has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs. The hierarchy also establishes a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumption that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs include information market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the Trust's estimates about the assumptions market participants would use in valuing the financial asset and liability based on the best

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

information available in the circumstances. Level 1 includes unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed). Level 3 includes unobservable inputs, which may include the advisor's own assumptions in determining the fair value of an investment or are based on independent non-binding broker quotes. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swaps, and written options.

The following is a summary of the levels used for as of December 31, 2018, in valuing the Fund's assets and liabilities (please see the Investments in Securities for each Fund for a listing of all securities within each category):

	Fair Value Measurement at December 31, 2018 using
Fund	Level 1	Level 2	Level 3	Total
SFT Core Bond Fund
Assets
Government Obligations	$–	$156,213,581	$–	$156,213,581
Asset-Backed Securities	–	56,701,918	–	56,701,918
Other Mortgage-Backed Securities	–	54,331,574	–	54,331,574
Corporate Obligations	–	167,693,548	–	167,693,548
Investment Companies	32,158,327	–	–	32,158,327
Total Investments	32,158,327	434,940,621	–	467,098,948
Other Financial Instruments*
Futures Contracts	2,176,734	–	–	2,176,734
Liabilities
Other Financial Instruments*
Futures Contracts	(1,286,664)	–	–	(1,286,664)
SFT Dynamic Managed Volatility Fund
Assets
Government Obligations	–	16,758,003	–	16,758,003
Asset-Backed Securities	–	1,005,475	–	1,005,475
Other Mortgage-Backed Securities	–	1,011,072	–	1,011,072
Corporate Obligations	–	143,153,445	–	143,153,445
Purchased Options	5,216,550	–	–	5,216,550
Investment Companies	247,105,693	–	–	247,105,693
Total Investments	252,322,243	161,927,995	–	414,250,238
Other Financial Instruments*
Futures Contracts	934,554	–	–	934,554
Liabilities
Other Financial Instruments*
Futures Contracts	(480,192)	–	–	(480,192)
SFT Government Money Market Fund
Assets
U.S. Government Obligations	–	71,273,583	–	71,273,583
Investment Companies	1,620,527	–	–	1,620,527
Total Investments	1,620,527	71,273,583	–	72,894,110
SFT Index 400 Mid-Cap Fund
Assets
Common Stocks	180,830,387	–	–	180,830,387
Investment Companies	9,569,678	–	–	9,569,678
Total Investments	190,400,065	–	–	190,400,065
Liabilities
Other Financial Instruments*
Futures Contracts	(544,794)	–	–	(544,794)

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2018 using
Fund	Level 1	Level 2	Level 3	Total
SFT Index 500 Fund
Assets
Common Stocks	$779,722,319	$–	$–	$779,722,319
Investment Companies	14,910,314	–	–	14,910,314
Total Investments	794,632,633	–	–	794,632,633
Liabilities
Other Financial Instruments*
Futures Contracts	(435,468)	–	–	(435,468)
SFT International Bond Fund
Assets
Long-Term Debt Securities	–	45,714,143	–	45,714,143
Short-Term Debt Securities	–	54,360,809	–	54,360,809
Investment Companies	1,932,740	–	–	1,932,740
Total Investments	1,932,740	100,074,952	–	102,007,692
Other Financial Instruments*
Forward Foreign Currency Contracts	–	1,647,087	–	1,647,087
Interest Rate Swap Contracts	–	578,883	–	578,883
Liabilities
Other Financial Instruments*
Forward Foreign Currency Contracts	–	(942,470)	–	(942,470)
Interest Rate Swap Contracts	–	(393,322)	–	(393,322)
SFT IvySM Growth Fund
Assets
Common Stocks	450,242,555	–	–	450,242,555
Investment Companies	3,901,620	–	–	3,901,620
Total Investments	454,144,175	–	–	454,144,175
SFT IvySM Small Cap Growth Fund
Assets
Common Stocks	161,264,791	–	–	161,264,791
Investment Companies	2,319,367	–	–	2,319,367
Total Investments	163,584,158	–	–	163,584,158
SFT Managed Volatility Equity Fund
Assets
Investment Companies	298,782,644	–	–	298,782,644
Purchased Options	316,680	–	–	316,680
Total Investments	299,099,324	–	–	299,099,324
Liabilities
Other Financial Instruments*
Futures Contracts	(2,704,820)	–	–	(2,704,820)
Written Options	(42,920)	–	–	(42,920)
SFT Real Estate Securities Fund
Assets
Common Stocks	115,575,675	–	–	115,575,675
Investment Companies	4,148,515	–	–	4,148,515
Total Investments	119,724,190	–	–	119,724,190

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2018 using
Fund	Level 1	Level 2	Level 3	Total
SFT T. Rowe Price Value Fund
Assets
Common Stocks	$177,846,606	$–	$–	$177,846,606
Preferred Stocks	2,146,986	–	–	2,146,986
Investment Companies	2,241,979	–	–	2,241,979
Total Investments	182,235,571	–	–	182,235,571
SFT Wellington Core Equity Fund
Assets
Common Stocks	101,930,793	–	–	101,930,793
Investment Companies	1,480,365	–	–	1,480,365
Total Investments	103,411,158	–	–	103,411,158

*  Investments in Other Financial Instruments are derivatives instruments reflected in the Investments in Securities. All derivatives currently held are reflected at the gross unrealized appreciation (depreciation) on the instruments.

Level 2 Measurements:

Government obligations comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread of the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans, etc.

Corporate obligations comprised of U.S. corporate and foreign corporate fixed maturity securities – These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer.

Long-term and short-term debt securities comprised of foreign government and state and political subdivision fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

Forward Foreign Currency and Interest Rate Swap Contracts – These derivatives are traded in the over-the-counter derivative market and are principally valued using market price quotations or industry recognized modeling techniques. The significant inputs to the models are observable in the market or can be derived from or corroborated by observable market data. These significant inputs may include interest rates, foreign currency exchange rates, interest rate curves, contractual terms, market prices, and measures of volatility.

The Funds' policy is to recognize transfers between the levels as of the end of the period. There were no transfers of financial assets between Levels 1 and 2 during the period.

(7)  Derivative Instruments Reporting

The Trust provides, when applicable, disclosures of the location, by line item, of fair value amounts in the Statement of Assets and Liabilities and the location, by line item, of amounts of gains and losses reported in the Statements of Operations. Generally, the derivative instruments outstanding as of period end are disclosed in the Investments in Securities. The volume of derivative activity is indicative for all funds with the exception of futures contracts in SFT Dynamic Managed Volatility Fund and SFT Managed Volatility Equity Fund. The volume of futures contracts for the SFT Dynamic Managed Volatility Fund ranged from $24,044,699 to $176,860,311 of base notional value averaging $87,766,440. The volume of futures contracts for the SFT Managed Volatility Equity Fund ranged from $17,477,781 to $100,008,380 of base notional value averaging $33,792,731.

Equity derivatives were purchased or sold to manage the SFT Index 400 Mid-Cap and SFT Index 500 Funds' shareholder liquidity and to attempt to replicate intended stock investments to maintain fully invested Funds. Equity index options are utilized by the SFT Dynamic Managed Volatility Fund and the SFT Managed Volatility Equity Fund to manage the equity exposure while attempting to reduce the volatility and risk of the Funds.

Interest rate derivatives were purchased or sold in the SFT Core Bond Fund, SFT Dynamic Managed Volatility Fund, and the SFT International Bond fund to both manage the average duration of the funds fixed income portfolio and to hedge against the effects of interest rate changes on the portfolios current or intended investments.

Foreign exchange derivatives were used to attempt to hedge against the effects of exchange rate changes within the SFT International Bond Fund's current or intended investments in foreign securities, as well as, to more efficiently obtain exposure to foreign currencies or to take advantage of cross currency markets in order to benefit from valuation differentials and shifts in pricing within the currency markets.

The tables below detail the risk exposure of each of the Funds from derivative instruments:

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
SFT Core Bond Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018
Assets:
Variation margin on futures contracts*	$–	$2,176,734	$–
Liabilities:
Variation margin on futures contracts*	$–	$(1,286,664)	$–
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2018
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$–	$(282,883)	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$–	$956,900	$–

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
SFT Dynamic Managed Volatility Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018
Assets:
Variation margin on futures contracts*	$934,554	$–	$–
Investments in securities, at market value (purchased options)	5,216,550	–	–
Total	$6,151,104	$–	$–
Liabilities:
Variation margin on futures contracts*	$–	$(480,192)	$–
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2018
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$4,279,751	$695,200	$–
Investments (purchased options contracts)	(5,176,976)	–	–
Written options contracts	498,802	–	–
Total	$(398,423)	$695,200	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$188,760	$(523,329)	$–
Purchased options contracts	707,341	–	–
Total	$896,101	$(523,329)	$–
SFT Index 400 Mid-Cap Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018
Liabilities:
Variation margin on futures contracts*	$(544,794)	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2018
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$(819,622)	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$(560,767)	$–	$–
SFT 500 Index Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018
Liabilities:
Variation margin on futures contracts*	$(435,468)	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2018
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$(682,186)	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$(531,726)	$–	$–

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
SFT International Bond Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018
Assets:
Unrealized appreciation on forward foreign currency contracts	$–	$–	$1,647,087
Variation margin on swap contracts*	–	578,883	–
Total	$–	$578,883	$1,647,087
Liabilities:
Unrealized depreciation on forward foreign currency contracts	$–	$–	$(942,470)
Variation margin on swap contracts*	–	(393,322)	–
Total	$–	$(393,322)	$(942,470)
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2018
Net Realized Gain (Loss) on Derivatives:
Swap contracts	$–	$17,771	$–
Foreign currency contracts			1,303,522
Total	$–	$17,771	$1,303,522
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Swap contracts	$–	$552,365	$–
Foreign currency contracts			2,349,507
Total	$–	$552,365	$2,349,507
SFT Managed Volatility Equity Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018
Assets:
Investments in securities, at market value (purchased options)	$316,680	$–	$–
Total	$316,680	$–	$–
Liabilities:
Variation margin on futures contracts*	$(2,704,820)	$–	$–
Options written at value	(42,920)	–	–
Total	$(2,747,740)	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2018
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$(3,248,299)	$–	$–
Investments (purchased options contracts)	3,000,633	–	–
Written options contracts	(1,793,049)	–	–
Total	$(2,040,715)	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$(2,853,348)	$–	$–
Purchased options contracts	(530,772)	–	–
Written options contracts	166,359	–	–
Total	$(3,217,761)	$–	$–

*  Includes cumulative appreciation/depreciation of futures contracts and swaps as reported in the notes to the Schedules of Investments in Securities. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

The Funds may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Funds manage credit risk related to derivatives by entering into transactions with highly rated counterparties. Generally, the current credit exposure of the derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting arrangements and any collateral received pursuant to credit support annexes. Because exchange traded derivatives are purchased through regulated exchanges and positions are settled regularly, the Funds have minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. For the period ended December 31, 2018 none of the Funds' derivatives were subject to master netting arrangements.

(8)  Affiliated Ownership

The SFT Dynamic Managed Volatility Fund invests in underlying securities and other investment companies, of which certain underlying funds (the "affiliated underlying funds") may be deemed to be under common control with the SFT Dynamic Managed Volatility Fund because they share the same investment advisor, Securian AM, and because they are overseen by the same Board of Trustees. The SFT Dynamic Managed Volatility Fund will achieve its equity exposure by investing primarily in Class 1 Shares of the SFT Index 500 Fund, an affiliated fund in the Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500 Index. A summary of all transactions with the affiliated SFT Index 500 Fund as of December 31, 2018 are as follows:

Fund/Underlying Fund	Balance of Shares Held at December 31, 2018	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Distributions Received	Value at December 31, 2018
SFT Dynamic Managed Volatility Fund
SFT Index 500 Fund	14,224,618	$—	$(6,897,119)	$—	$144,297,071

(9)  Fund Reorganization

As previously described in Note 1 – Organization, the fund reorganization was structured to qualify as a tax-free event under the Internal Revenue Code for federal income tax purposes, and each Target Fund shareholder recognized no gain or loss for federal income tax purposes as a result.

Investments of the Target Fund

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Fund as of the date of Reorganization were as follows:

SFT Mortgage Securities Fund
Cost of Investments	$102,804,341
Fair value of Investments	101,477,991
Net unrealized appreciation (depreciation) of Investments	$(1,326,350)

For accounting and reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Securian Funds Trust
Notes to Financial Statements – continued

(9)  Fund Reorganization – (continued)

Share Transactions

For accounting and reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and NAV per share immediately prior to and after the Reorganization are as follows:

Target Fund – Prior to the Reorganization	Shares Outstanding	Net Assets	NAV per Share
SFT Mortgage Securities Fund
Class 1	138,764	$269,847	$1.94
Class 2	41,887,180	79,462,708	1.90
Acquiring Fund – Prior to the Reorganization	Shares Outstanding	Net Assets	NAV per Share
SFT Core Bond Fund
Class 1	1,389,597	$3,233,205	$2.33
Class 2	157,698,997	357,961,354	2.27
Acquiring Fund – After the Reorganization	Shares Outstanding	Net Assets	NAV per Share
SFT Core Bond Fund
Class 1	1,505,574	$3,503,052	$2.33
Class 2	192,706,091	437,424,062	2.27

Pro Forma Results of Operations (Unaudited)

The beginning of the current fiscal period for SFT Mortgage Securities Fund was January 1, 2018. Assuming the Reorganization had been completed on January 1, 2018, the beginning of the Acquiring Fund's current fiscal period, the pro forma results of operations for the Acquiring Fund's current fiscal period are as follows:

Pro Forma Results	SFT Core Bond Fund
Net investment income (loss)	$13,011,449
Net realized and change in unrealized gains (losses)	(16,649,849)
Change in net assets resulting from operations	$(3,638,400)

Because the combined investment portfolio for the Reorganization has been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.

Cost and Expenses

In connection with the Reorganization certain costs and expenses were incurred. The Acquired Fund was allocated 80% of those expenses and Securian AM paid the remaining 20%.

(10)  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The new guidance amends and eliminates certain disclosure requirements to Topic 820. The ASU is effective for annual and interim periods beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Funds have adopted the removal of applicable disclosures.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements in Regulation S-X that had become "redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment." The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end

Securian Funds Trust
Notes to Financial Statements – continued

(10)  Recent Accounting Pronouncements – (continued)

dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules simplifies certain disclosure requirements on the financial statements. As of December 31, 2018, the Funds have adopted the new amendments.

(11)  Subsequent Events

Management has evaluated subsequent events for the Trust through the date of the filing, and has concluded there are no events that require disclosure.

Securian Funds Trust
Other Information
(unaudited)

Fund Expenses Paid by Shareholders

Shareholders of the Trust incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Trust does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Funds) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 01, 2018 through December 31, 2018. Expenses paid during the period in the tables below are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year divided by 365 to reflect the one-half year period.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Actual Expenses
	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Core Bond Fund	$1,000	$1,009.00	0.50%	$2.53	$1,007.80	0.75%	$3.80
SFT Dynamic Managed Volatility Fund	1,000	NA	NA	NA	975.40	0.80%	3.98
SFT Government Money Market Fund	1,000	NA	NA	NA	1,007.20	0.70%	3.54
SFT Index 400 Mid-Cap Fund	1,000	857.90	0.27%	1.26	856.80	0.52%	2.43
SFT Index 500 Fund	1,000	930.70	0.20%	0.97	929.60	0.45%	2.19
SFT International Bond Fund	1,000	1,025.30	0.91%	4.65	1,024.00	1.16%	5.92
SFT IvySM Growth Fund	1,000	NA	NA	NA	926.50	0.97%	4.71
SFT IvySM Small Cap Growth Fund	1,000	NA	NA	NA	856.00	1.21%	5.66
SFT Managed Volatility Equity Fund	1,000	NA	NA	NA	969.10	0.80%	3.97
SFT Real Estate Securities Fund	1,000	948.30	0.87%	4.27	947.10	1.12%	5.50
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	923.70	1.06%	5.14
SFT Wellington Core Equity Fund	1,000	944.40	0.83%	4.07	943.20	1.08%	5.29

Securian Funds Trust
Other Information – continued
(unaudited)

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds' and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	Hypothetical Expenses
	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Core Bond Fund	$1,000	$1,022.68	0.50%	$2.55	$1,021.42	0.75%	$3.82
SFT Dynamic Managed Volatility Fund	1,000	NA	NA	NA	1,021.17	0.80%	4.08
SFT Government Money Market Fund	1,000	NA	NA	NA	1,021.68	0.70%	3.57
SFT Index 400 Mid-Cap Fund	1,000	1,023.84	0.27%	1.38	1,022.58	0.52%	2.65
SFT Index 500 Fund	1,000	1,024.20	0.20%	1.02	1,022.94	0.45%	2.29
SFT International Bond Fund	1,000	1,020.62	0.91%	4.63	1,019.36	1.16%	5.90
SFT IvySM Growth Fund	1,000	NA	NA	NA	1,020.32	0.97%	4.94
SFT IvySM Small Cap Growth Fund	1,000	NA	NA	NA	1,019.11	1.21%	6.16
SFT Managed Volatility Equity Fund	1,000	NA	NA	NA	1,021.17	0.80%	4.08
SFT Real Estate Securities Fund	1,000	1,020.82	0.87%	4.43	1,019.56	1.12%	5.70
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,019.86	1.06%	5.40
SFT Wellington Core Equity Fund	1,000	1,021.02	0.83%	4.23	1,019.76	1.08%	5.50

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Securian AM uses to vote proxies related to each Fund's portfolio securities is set forth in the Trust's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's website at www.sec.gov. The Trust will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Securian Funds Trust
Other Information – continued
(unaudited)

Proxy Voting Record

The Trust's proxy voting record for the 12 month period ended December 31 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Trust will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders without charge on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Securian Funds Trust
Trustees and Executive Officers
(unaudited)

Under Delaware law, the Board of Trustees of the Trust has overall responsibility for managing the Trust in good faith and in a manner reasonably believed to be in the best interests of the Trust. The Trustees meet periodically throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review the performance of the Trust and its Funds. One of the four current Trustees is considered an "interested person" (as defined in the Investment Company Act of 1940) of the Trust. The other three Trustees, because they are not interested persons of the Trust, are considered independent ("Independent Trustees") and are not employees or officers of, and have no financial interest in, the Trust's investment adviser, Securian Asset Management, Inc. (Securian AM) (formerly Advantus Capital Management, Inc.) or its affiliated companies, including Minnesota Life Insurance Company. 75% of the Board of Trustees is required to be comprised of Independent Trustees.

Only executive officers and other officers who perform policy-making functions with the Trust are listed. None of the Trustees is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Trust. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

Position with Trust
Name, Address(1) and Length of Principal Occupation(s)
and Year of Birth, Time Served(2) During Past 5 Years

Independent Trustees

Julie K. Getchell 1954 Trustee since 2011

Retired; Senior Financial Consultant Cargill, 2009-2012; Chief Financial Officer, La Grosse Global Fund Services, 2007-2009; Senior Managing Director, Black River Asset Management, 2005-2007; Consultant, Black River Asset Management, 2004-2005; Chief Financial Officer, Prestige Resorts & Destinations, 2001-2003; Chief Operating Officer, Insight Investment Management, Inc., 1991-1996; Chartered Financial Analyst; CPA—inactive

Linda L. Henderson 1949 Trustee since 2007

Retired: Professional Adviser, Carlson School of Management, working with faculty and MBA students managing Carlson Growth Fund. Semi-retirement, 2004-2007. RBC Wealth Management (formerly Dain Bosworth and Dain Rauscher) 1985-2004. Senior Vice President and Director of Fixed Income Research and Strategies, 2000-2004. Director of Retail Fixed Income. 1996-2000. Director of Financial Services, 1994-1996. Manager of the Investment Management Group, 1992-1994. Consultant, Investment Management Group, 1991-1992. Investment Executive, 1985-1991. Assistant Professor of Business Administration/Finance, University of Wisconsin-River Falls, 1980-1985. Chartered Financial Analyst

William C. Melton 1947 Trustee since 2002

Retired; member, State of Minnesota Council of Economic Advisors from 1988 to 1994, and again from 2010 to the present; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Interested Trustee and Principal Executive Officer

David M. Kuplic 1957 Trustee since 2016 and President since 2011

Senior Vice President, Minnesota Life Insurance Company since June 2007; President, Securian AM since 2017; Executive Vice President and Director, Securian AM since July 2007; Senior Vice President and Director, Advantus Capital Management, Inc., February 2006 to July 2007; Senior Vice President, Securian Financial Group, Inc. since June 2007; President and Director, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Securian AM) since July 2007; Senior Vice President, Securian Life

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Insurance Company since June 2007; President and Director, Marketview Properties, LLC (entity holding real estate assets) since January 2010; President and Director, Marketview Properties II, LLC (entity holding real estate assets) since March 2010; President and Director, Marketview Properties III, LLC since January 2012; President, Marketview Properties IV, LLC since January 2012

Other Executive Officers(3)

Gary M. Kleist 1959 Vice President and Treasurer since 2003

Financial Vice President, Chief of Operations and Director, Securian AM since December 1997; Second Vice President, Minnesota Life Insurance Company since February 2000; Second Vice President, Securian Financial Group, Inc. since February 2000; Second Vice President, Securian Life Insurance Company since June 2007; Financial Vice President, Marketview Properties, LLC since January 2010; Financial Vice President, Marketview Properties II, LLC (entities holding certain real estate assets) since March 2010; Financial Vice President, Marketview Properties III, LLC since January 2012; Financial Vice President, Marketview Properties IV, LLC since January 2012

Daniel H. Kruse 1963 Vice President since 2017

Vice President, Minnesota Life Insurance Company since February 2015; Vice President, Securian Life Insurance Company since February 2015; Vice President, Securian Financial Group since 2015; Second Vice President, Minnesota Life Insurance Company, February 2008 to January 2015; Second Vice President, Securian Life Insurance Company, February 2008 to January 2015; Second Vice President, Securian Financial Group, February 2008 to January 2015

Michael J. Radmer 1945 Secretary since 1998

Senior Counsel with the law firm of Dorsey & Whitney LLP since January 2016; Partner from 1976 to December 2015

Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402

(1)  Unless otherwise noted, the address of each Trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  The years reflect when a person became a director or officer of Advantus Series Fund, the predecessor to the Trust.

(3)  Although not a 'corporate' officer of the Trust, Michael Steinert, 1975, serves as the Trust's Chief Compliance Officer. Mr. Steinert also serves as Vice President and Chief Compliance Officer of Securian AM.

This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Securian Funds Trust ("Trust") if preceded or accompanied by (a) the current prospectus for the Trust and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

F38897 Rev 2-2019

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

©2018 Securian Funds Trust All rights reserved.

F38897 Rev 2-2019

Call 1-800-995-3850 to receive your financial documents electronically. It's fast and convenient.

ITEM 2.  CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1).  During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Trust has determined that Julie K. Getchell, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms.Getchell as the Audit Committee’s financial expert.  Ms. Getchell is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2018	2017
$317,838	$355,320

(b)                                 Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2018	2017
$0	$0

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)                                  Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2018	2017
$5,000	$7,000

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)                                 All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4 were as follows:

2018	2017
$8,000	$0

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)      Registrant’s audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

SECURIAN FUNDS TRUST

AUDIT COMMITTEE POLICY

Regarding Pre-Approval of Services Provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Securian Funds Trust (the “Trust”) has responsibility for ensuring that all services performed by the independent audit firm (the “Auditor”) for the Trust do not impair the Auditor’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on the Auditor’s independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Trust and the Auditor to safeguard independence

•                  Meet semi-annually with the engagement partner of the Auditor

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Trust

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Auditor directly for the Trust. At least annually the Committee will receive a report from the Auditor of all audit and non-audit services, which were approved during the year.

The engagement of the Auditor for any non-audit service requires the written pre-approval of the Trust’s Treasurer, and all non-audit services performed by the Auditor will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Trust financial statement audits

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the Auditor and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Trust merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee of $20,000 or more are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the Auditor and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance; and,

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Trust merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee of $20,000 or more are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the Auditor without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the Auditor is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Securian Asset Management Inc. (“Securian AM”) and any other entity under common control with Securian AM that provides ongoing services to the Trust. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Trust.

Although the Committee is not required to pre-approve all services provided to Securian AM and affiliated service providers, the Committee will annually receive a report from the Auditor on the aggregate fees for all services provided to Securian AM and its affiliates.

Securian Funds Trust

Pre-approval of services

Is the service performed directly for the Trust?
no
yes
Is service related to affiliate under common control – providing on-going service to the Trust?
no
No Audit Committee Pre-approval required
Is service Audit, Audit-Related, Tax Services or Other Non-Audit Services?
no
yes
Does service relate directly to the operations and financial reporting of the Trust?
yes
yes
Pre-approval of service on a case-by-case basis.
Is service Audit Services?
Is service Audit-related or Tax Services?
Is service other Non-Audit Services?
yes
yes
yes
Pre-approval annually by Audit Committee
Is service fee estimate ≥$20,000 (on an individual project basis)? (1)
Is Service allowable under applicable SEC rules (not prohibited)?
no
Service not allowed
yes
no
yes
Pre-approval of service by Committee on a case-by-case basis
Pre-approval of service by Committee on a case-by-case basis
Pre-approval of service by Committee Chair on a case-by-case basis

(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost ≥$20,000.

For projects with fee estimates <$20,000, Audit Committee Chair pre-approval required.

For projects ≥$20,000, Audit Committee pre-approval required.

(e)(2)                   None of the services provided to the registrant described in paragraphs (b) — (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   No disclosures are required by this Item 4(f).

(g)                                  The aggregate non-audit fees billed for each of the last two fiscal years by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2018	2017
$0	$0

(h)           The registrant’s audit committee has considered that the provision of the non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.  Schedule I — Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a governance committee of its board of trustees, the members of which are all trustees who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent trustees”).  The governance committee, which operates in accordance with a separate governance committee charter approved by the board of trustees, selects and recommends to the board of trustees individuals for nomination as independent trustees.  The names of potential independent trustee candidates are drawn from a number of sources, including recommendations from management of Securian Asset Management, Inc., the registrant’s investment adviser.  Each candidate is evaluated by the governance committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent trustee, as well as his or her compatibility with respect to business philosophy and style.  The members of the governance committee may conduct an in-person interview of each viable candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the governance committee determines which of the viable candidates should be presented to the board of trustees for selection to become a member of the board of trustees.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the governance committee does not at present consider nominees recommended by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)           Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)           There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)  File the exhibits listed below as part of this Form.  Letter or number the exhibits in the sequence indicated.

(1)                         Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)                         A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(3)                         Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

Not applicable.

(b)  If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the

Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Securian Funds Trust

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President

Date: February 14, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President (Principal Executive Officer)

By (Signature and Title)	/s/ Gary M. Kleist
Gary M. Kleist, Treasurer (Principal Financial Officer)

Date: February 14, 2019